Exhibit 10.14
Execution Version
This AMENDMENT NO. 2, dated as of September 18, 2024 (this “Amendment”), is entered into by and among AHP HEALTH PARTNERS, INC., a Delaware corporation (the
“Borrower”), ARDENT HEALTH PARTNERS, INC. (f/k/a Ardent Health Partners, LLC), a Delaware
corporation (“Parent”), the Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as the Additional 2024 Term B Lender (as defined in Annex A) and as Administrative Agent (as defined in the Existing Credit Agreement referred to below).
W I T N E S S E T H:
WHEREAS, the Borrower, Parent, the Guarantors, the Lenders from time to time party thereto and the Administrative Agent are party to that certain Amended and Restated Term Loan Credit
Agreement dated as of August 24, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);
WHEREAS, (i) each Converting Consenting Lender (as defined in Annex A) has agreed, on the terms and conditions set forth herein, to consent to this Amendment and to have all of its outstanding Initial Term Loans (as defined in Annex A) (or such lesser amount as notified and allocated to such Converting Consenting Lender by the Lead Arrangers (as defined below)) converted to an equivalent principal amount of 2024 Term B Loans (as defined in Annex A) effective as of the
Amendment No. 2 Effective Date (as defined below) (the “Converted 2024 Term B Loans”), (ii) each
Non-Converting Consenting Lender (as defined in Annex A) has agreed, on the terms and conditions set forth herein, to consent to this Amendment and to have all of its outstanding Initial Term Loans prepaid and will purchase by assignment from the Additional 2024 Term B Lender 2024 Term B Loans in a
principal amount equal to the principal amount of such Initial Term Loans (or such lesser amount as notified and allocated to such Non-Converting Consenting Lender by the Lead Arrangers) and (iii) the
Additional 2024 Term B Lender has agreed to fund 2024 Term B Loans in a principal amount equal to the principal amount of any outstanding Initial Term Loans that are not converted into 2024 Term B Loans on the Amendment No. 2 Effective Date as described in clause (i) above (the “Additional 2024 Term B
Loans”), the proceeds of which will be used by the Borrower to repay in full such non-converted Initial
Term Loans;
WHEREAS, subject to the terms and conditions set forth herein, (i) the 2024 Term B
Loans shall constitute “Term Loans” and “Loans” and (ii) each 2024 Term B Lender shall become a
“Term Loan Lender” and a “Lender” (if such 2024 Term B Lender is not already a Lender or a Term
Loan Lender, as applicable, prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Loan;
WHEREAS, pursuant to Sections 2.16 and 11.01 of the Existing Credit Agreement, the
Existing Credit Agreement may be amended by the Borrower, each Lender providing Refinancing Term
Loans and the Required Lenders, and acknowledged by the Administrative Agent;
WHEREAS, the Loan Parties, the Administrative Agent and the Lenders party hereto desire to amend the Existing Credit Agreement on the terms set forth herein;
WHEREAS, BofA Securities, Inc., JPMorgan Chase Bank, N.A. and Morgan Stanley
Senior Funding, Inc. shall act as the joint lead arrangers and lead bookrunners for this Amendment (the
“Lead Arrangers”) and Capital One, National Association shall act as the co-manager for this
Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended by this
Amendment (the “Amended Credit Agreement”).
SECTION 2.Amendments and Consents to the Existing Credit Agreement.  Effective
as of the Amendment No. 2 Effective Date (as defined below), the Existing Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example:
~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Existing Credit Agreement attached as Annex A hereto.
SECTION 3.Conditions to the Amendment Becoming Effective.  This Amendment
shall become effective on the date (such date being referred to as the “Amendment No. 2 Effective
Date”), when each of the following conditions shall have been satisfied:
(a)(i) the Borrower and the Guarantors shall have executed and delivered counterparts of this Amendment to the Administrative Agent, (ii) each Converting Consenting Lender and each Non-Converting Consenting Lender shall have executed and delivered counterparts of this
Amendment to the Administrative Agent, (iii) the Additional 2024 Term B Lender shall have executed and delivered a counterpart of this Amendment to the Administrative Agent, (iv) the Required Lenders
shall have executed and delivered a counterpart of this Amendment to the Administrative Agent and (v)
the Administrative Agent shall have executed a counterpart of this Amendment;
(b)Payment by the Borrower of all reasonable fees and documented and reasonable out-of-pocket expenses due to the Administrative Agent and the Lead Arrangers, including, to the extent invoiced at least two (2) Business Days prior to the Amendment No. 2 Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses (including the reasonable legal fees and expenses of
Cahill Gordon & Reindel llp, counsel to the Administrative Agent and the Lead Arrangers);
(c)the representations and warranties of the Loan Parties contained in Section 4 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date);
(d)prior to and immediately after the Amendment No. 2 Effective Date, no Default or Event of Default shall have occurred and be continuing;
(e)The Administrative Agent shall have received (i) copies of the Organization
Documents of the Borrower certified to be true and complete as of a recent date by the appropriate
Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of the Borrower to be true and correct in all material respects as of the Amendment No. 2 Effective Date (or, in the alternative, a certification by a
Responsible Officer that no modifications to the Organization Documents delivered on the Effective Date have occurred since the Effective Date), (ii) copies of such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Borrower as the
Administrative Agent may reasonably request prior to the Amendment No. 2 Effective Date evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible
Officer in connection with this Agreement and the other Loan Documents to which the Borrower is a party and (iii) copies of such documents and certifications as the Administrative Agent may reasonably request prior to the Amendment No. 2 Effective Date to evidence that the Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation;
(f)The Borrower shall have, immediately after the making of 2024 Term B Loans under the Amended Credit Agreement, (i) prepaid all Initial Term Loans (other than Initial Term Loans that are Converted 2024 Term B Loans) outstanding immediately prior to the Amendment No. 2 Effective
Date and (ii) paid to all Initial Term Lenders all accrued and unpaid interest, fees or other outstanding amounts on their Initial Term Loans outstanding immediately prior to the Amendment No. 2 Effective
Date to, but not including, the Amendment No. 2 Effective Date;
(g)The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, the results of customary UCC, tax and judgment lien searches;
(h)The Administrative Agent and each Lender providing 2024 Term B Loans shall have received, at least three (3) Business Days prior to the Amendment No. 2 Effective Date, (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and
(ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership
Regulation, a Beneficial Ownership Certification in relation to the Borrower, in each case, to the extent reasonably requested by such Person in writing at least ten (10) Business Days prior to the Amendment
No. 2 Effective Date; and
(i) The Administrative Agent shall have received for each Mortgaged Property (i) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination and (ii) to the extent a Mortgaged Property is located in an area identified by the Federal Emergency
Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto together with a copy of, or a certificate as to coverage under, and a declaration page relating to, the insurance policies to the extent required by Section 7.07(b) of the Existing Credit
Agreement. This condition has been satisfied.
For purposes of determining compliance with the conditions specified in this Section 3, by its execution of this Amendment, each Converting Consenting Lender and each Non-Converting Consenting
Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such
Converting Consenting Lender or such Non-Converting Consenting Lender, as applicable, unless the
Administrative Agent shall have received notice from such Converting Consenting Lender or such Non-
Converting Consenting Lender, as applicable, prior to the proposed Amendment No. 2 Effective Date specifying its objection thereto.  For the avoidance of doubt, the Amendment No. 2 Effective Date is
September 18, 2024.

SECTION 4.Representations and Warranties:  On and as of the Amendment No. 2
Effective Date, after giving effect to this Amendment, each Loan Party represents and warrants as follows:
(a)The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not (i)
contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (A) any material Contractual Obligation to which such Person is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB); (iv) result in a limitation on any licenses, permits or other approvals applicable to the business, operations or properties of any Loan
Party; or (v) materially and adversely affect the ability of any Loan Party to participate in any Medical
Reimbursement Programs (except, in the cases of clauses (ii)(A), (iii) and (iv), as could not reasonably be expected to have a Material Adverse Effect).
(b)This Amendment has been duly executed and delivered by each Loan Party that is party hereto.  This Amendment constitutes a legal, valid and binding obligation of each Loan Party that is party hereto, enforceable against each such Loan Party in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.
(c)The representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date.
(d)No Default or Event of Default exists or would result from the effectiveness of this Amendment, including the incurrence of the 2024 Term B Loans.
(e)As of the Amendment No. 2 Effective Date, to the best knowledge of the
Borrower, the information included in any Beneficial Ownership Certification provided on or prior to the
Amendment No. 2 Effective Date to any Lender in connection with this agreement is true and correct in all respects.
(f)Parent and its Subsidiaries, on a consolidated basis, are Solvent.
SECTION 5.Waivers.  The Lenders having Initial Term Loans that are prepaid in connection with the making of the 2024 Term B Loans and not constituting Non-Converting Consenting
Lenders or Converting Consenting Lenders shall be entitled to the benefits of Section 3.05 of the Existing
Credit Agreement with respect thereto.  The Non-Converting Consenting Lenders and the Converting
Consenting Lenders hereby waive the benefits of Section 3.05 of the Existing Credit Agreement with respect to the prepayment of their Initial Term Loans in connection with this Amendment. This
Amendment shall constitute a Prepayment Notice with respect to the Initial Term Loans and the Lenders party to this Amendment hereby waive any additional Prepayment Notice requirement with respect to the
Initial Term Loans being prepaid in connection with this Amendment.

SECTION 6.Effect of Amendment.    Except as expressly set forth herein, this
Amendment (at the time it is effective and at the time it is operative) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the
Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan
Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
As of the Amendment No. 2 Effective Date, each reference in the Existing Credit Agreement to “this
Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other
Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like
“thereunder,” “thereof” and words of like import), shall mean and be a reference to the Existing Credit
Agreement as amended hereby, and this Amendment and the Existing Credit Agreement shall be read together and construed as a single instrument.  This Amendment shall constitute a Loan Document on the
Amendment No. 2 Effective Date.
SECTION 7.Fees and Expenses.  The Borrower agrees to pay in accordance with the terms of Section 11.04 of the Existing Credit Agreement all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including Attorney Costs).
SECTION 8.Fungibility.  From and after the Amendment No. 2 Effective Date, the parties shall treat all of the 2024 Term B Loans (whether issued for cash or in exchange for Initial Term
Loans) as one fungible tranche for U.S. federal income tax purposes.
SECTION 9.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the
Administrative Agent. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a
“Communication”), including Communications required to be in writing, may be in the form of an
Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below), including, without limitation, facsimile and/or .pdf. Each of the Loan Parties, the Administrative
Agent and each of the Lenders party hereto agree that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on such
Person to the same extent as a manual, original signature, and that any Communication entered into by
Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed
Communication converted into another format, for transmission, delivery and/or retention. The
Administrative Agent and each of the Lenders may, at its option, create one or more copies of any
Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All

Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the
Administrative Agent and the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (ii) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
SECTION 10.Notice of Refinancing.  Pursuant to this Amendment, the Borrower hereby requests a Borrowing of 2024 Term B Loans in an aggregate principal amount of $777,500,000.00, with such Borrowing to be made as Term SOFR Loans on the Amendment No. 2 Effective Date and to have an Interest Period under the Amended Credit Agreement ending on September 30, 2024.  This
Amendment shall constitute a Loan Notice with respect to the 2024 Term B Loans and each 2024 Term
B Lender party hereto hereby waives any prior notice requirement under Section 2.02(a) of the Amended
Credit Agreement.
SECTION 11.Acknowledgement and Affirmation.  Each Loan Party hereto hereby expressly acknowledges as of the Amendment No. 2 Effective Date, (i) all of its obligations under the
Security Agreements and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of Liens and security interests pursuant to the
Security Agreements and the other Collateral Documents are reaffirmed and remain in full force and effect after giving effect to this Amendment, (iii) the Obligations include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the
Loans (including, without limitation, the 2024 Term B Loans) and (iv) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of or be construed as, or be intended to be construed as, a novation of any of the Loan Documents or serve to effect a novation of the
Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which instruments shall remain and continue in full force and effect.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Existing Credit
Agreement and the other Loan Documents, in each case, as amended by this Amendment.
SECTION 12.Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY,
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK
APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH
STATE.
SECTION 13.Headings Descriptive.  The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
[SIGNATURE PAGES FOLLOW]
[Ardent - Signature Page to Amendment No. 2]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
AHP HEALTH PARTNERS, INC.
By:/s/ Ashley M. Crabtree
Name:Ashley M. Crabtree
Title:Senior Vice President, Treasurer
ARDENT HEALTH PARTNERS, INC.
By:/s/ Ashley M. Crabtree
Name:Ashley M. Crabtree
Title:Senior Vice President, Treasurer
ARDENT LEGACY HOLDINGS, LLC
LHP HOSPITAL GROUP, INC.
AHS NEWCO 17, LLC
AHS NEWCO 18, LLC
AHS OKLAHOMA, LLC
AHS HILLCREST HEALTHCARE SYSTEM, LLC
AHS MANAGEMENT COMPANY, INC.
AHS EAST TEXAS HEALTH SYSTEM, LLC
BSA HEALTH SYSTEM OF AMARILLO, LLC
AHS KANSAS HEALTH SYSTEM, INC.
SOUTHWEST MEDICAL ASSOCIATES, LLC
LOVELACE HEALTH SYSTEM, LLC
AHS ALBUQUERQUE HOLDINGS, LLC
LHS SERVICES, INC.
AHS CLAREMORE REGIONAL HOSPITAL, LLC
AHS OKLAHOMA HEART, LLC
AHS CUSHING HOSPITAL, LLC
AHS HENRYETTA HOSPITAL, LLC
AHS OKLAHOMA PHYSICIAN GROUP, LLC
AHS HILLCREST MEDICAL CENTER, LLC
AHS MANAGEMENT SERVICES OF
OKLAHOMA, LLC
AHS PRYOR HOSPITAL, LLC
BAILEY MEDICAL CENTER, LLC
AHS SOUTHCREST HOSPITAL, LLC
AHS TULSA HOLDINGS, LLC
BSA HOSPITAL, LLC
BSA HEALTH SYSTEM MANAGEMENT, LLC
BSA HEALTH SYSTEM HOLDINGS, LLC
BSA PHYSICIANS GROUP, INC.
BSA HARRINGTON PHYSICIANS, INC.
BSA AMARILLO DIAGNOSTIC CLINIC, INC.
[Ardent - Signature Page to Amendment No. 2]
LHP OPERATIONS CO., LLC
LHP MANAGEMENT SERVICES, LLC
LHP TEXAS PHYSICIANS, LLC
LHP MONTCLAIR LLC
LHP PASCACK VALLEY, LLC
LHP POCATELLO, LLC
LHP HH/KILLEEN, LLC
LHP BAY COUNTY, LLC
LHP IT SERVICES, LLC
LHP TEXAS MD SERVICES, INC.
ATHENS HOSPITAL, LLC
CARTHAGE HOSPITAL, LLC
HENDERSON HOSPITAL, LLC
JACKSONVILLE HOSPITAL, LLC
PITTSBURG HOSPITAL, LLC
QUITMAN HOSPITAL, LLC
TYLER REGIONAL HOSPITAL, LLC
REHABILITATION HOSPITAL, LLC
SPECIALTY HOSPITAL, LLC
EAST TEXAS HOLDINGS, LLC
ETMC PHYSICIAN GROUP, INC.
EAST TEXAS AIR ONE, LLC
NEW MEXICO HEART INSTITUTE, LLC
AHS TEXAS, LLC
AHS BSA, LLC
AHS PSO, LLC
AHS ACQUISITIONS, LLC
By:/s/ Ashley M. Crabtree
Name:Ashley M. Crabtree
Title:Senior Vice President, Treasurer
[Ardent - Signature Page to Amendment No. 2]
BANK OF AMERICA, N.A.,
as the Additional 2024 Term B Lender
    By:  /s/ Craig DelDuca
Name:Craig DelDuca
Title:Vice President
BANK OF AMERICA, N.A.,
as Administrative Agent
    By:  /s/ Don B. Pinzon
Name:Don B. Pinzon
Title:Vice President
[Ardent – Form of Signature Page to Amendment No. 2]
IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.
Term Loan Lenders
☐Consent and Convert (Cashless Settlement) The undersigned hereby elects to be a “Converting
Consenting Lender” and irrevocably and unconditionally consents to this Amendment and agrees to the conversion of the full principal amount (or such lesser amount as notified and allocated to the undersigned by the Lead Arrangers) of its Initial Term Loans effective as of the Amendment
No. 2 Effective Date.
☐Consent and Reallocation. The undersigned hereby elects to be a “Non-Converting Consenting
Lender” and irrevocably and unconditionally (a) consents to this Amendment and the prepayment of the full principal amount of its Initial Term Loans and (b) agrees to purchase by way of assignment from the Additional 2024 Term B Lender in accordance with the terms of the
Amended Credit Agreement, 2024 Term B Loans in a principal amount equal to the principal amount of its Initial Term Loans prepaid (or such lesser amount as notified and allocated to the undersigned by the Lead Arrangers).
[NAME OF LENDER]
By:
Name:
Title:
Name of Fund Manager (if any): ___________________
[If a second signature is necessary:
By:
Name:
Title: ]
[Ardent - Signature Page to Amendment No. 2]
ANNEX A
CREDIT AGREEMENT
[Ardent - Signature Page to Amendment No. 2]
ANNEX A
Deal CUSIP Number:
00130MAH7 Initial Term Loan CUSIP
Number: 00130MAJ3 2024 Term B Loan
CUSIP Number: 00130MAK0
AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT
Dated as of August 24, 2021,
as amended by Amendment No. 1, dated as of June 8, 2023, and as amended by Amendment No. 2, dated as of September 18,
2024,
among
AHP HEALTH PARTNERS, INC.,
as Borrower,
ARDENT HEALTH PARTNERS, INC.
(f/k/a ARDENT HEALTH PARTNERS, LLC),
as Parent,
and
CERTAIN OF ITS SUBSIDIARIES,
as the Guarantors,
BANK OF AMERICA, N.A.,
as Administrative Agent,
and
The Other Lenders Party Hereto
Arranged by:
BANK OF AMERICA, N.A.,
BARCLAYS BANK PLC, and
JPMORGAN CHASE BANK,
N.A.,
as Joint Lead Arrangers and Joint Book Runners
[Ardent - Signature Page to Amendment No. 2]
CAPITAL ONE, N.A. and
REGIONS CAPITAL
MARKETS,
as Co-Managers
i
TABLE OF CONTENTS
Page
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS
1.01Defined Terms2
1.02Other Interpretive Provisions50
1.03Accounting Terms~~50~~51
1.04Rounding~~51~~52
1.05References to Agreements and Laws~~51~~52
1.06Times of Day~~51~~52
1.07Basket Classification52
1.08Limited Condition Acquisitions~~52~~53
1.09Divisions~~53~~54
1.10Amendment and Restatement~~53~~54
1.11Interest Rates54
ARTICLE II
THE COMMITMENTS AND BORROWINGS
2.01Term Loans~~54~~55
2.02Borrowings; Conversions and Continuations of Loans~~54~~55
2.03[Reserved]~~56~~57
2.04[Reserved]~~56~~57
2.05Prepayments~~56~~57
2.06Termination or Reduction of Commitments~~58~~60
2.07Repayment of Loans~~58~~60
2.08Interest~~59~~60
2.09Fees~~59~~61
2.10Computation of Interest and Fees~~59~~61
2.11Evidence of Debt~~59~~61
2.12Payments Generally~~60~~61
2.13Sharing of Payments~~62~~63
2.14Incremental Borrowings~~62~~64
2.15Defaulting Lenders~~64~~66
2.16Refinancing Amendments~~65~~67
2.17Extended Term Loans~~67~~68
2.18Relative Rights Agreement Assignment~~68~~70
ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY
3.01Taxes~~70~~72
3.02Illegality~~73~~75
3.03Inability To Determine Rates~~73~~75
ii
Page
3.04Increased Cost and Reduced Return; Capital Adequacy~~75~~77
3.05Funding Losses~~76~~77
3.06Matters Applicable to All Requests for Compensation~~76~~78
3.07Survival~~77~~78
ARTICLE IV
GUARANTY
4.01The Guaranty~~77~~78
4.02Obligations Unconditional~~77~~79
4.03Reinstatement~~79~~80
4.04Certain Additional Waivers~~79~~80
4.05Remedies~~79~~80
4.06Rights of Contribution~~79~~81
4.07Guarantee of Payment; Continuing Guarantee~~80~~82
4.08Limited Guarantee by Tenant Subsidiaries~~80~~82
ARTICLE V
CONDITIONS PRECEDENT
5.01Conditions to Effective Date~~81~~82
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
6.01Existence, Qualification and Power~~83~~84
6.02Authorization; No Contravention~~83~~85
6.03Governmental Authorization; Other Consents~~83~~85
6.04Binding Effect~~84~~85
6.05Financial Statements; No Material Adverse Effect~~84~~85
6.06Litigation~~84~~86
6.07Contractual Obligations~~85~~86
6.08Ownership of Property; Liens~~85~~86
6.09Environmental Compliance~~85~~86
6.10Insurance~~86~~87
6.11Taxes~~86~~87
6.12ERISA Compliance~~86~~88
6.13Subsidiaries~~87~~88
6.14Margin Regulations; Investment Company Act~~87~~88
6.15Disclosure~~87~~89
6.16Compliance with Laws~~88~~89
6.17Intellectual Property; Licenses, Etc.~~88~~90
6.18Solvency~~89~~90
6.19Perfection of Security Interests in the Collateral~~89~~90
6.20[Reserved]~~90~~91
6.21Brokers’ Fees~~90~~91
6.22Labor Matters~~90~~91
iii
Page
6.23Fraud and Abuse~~90~~91
6.24Licensing and Accreditation~~90~~92
6.25Anti-Terrorism Laws; Anti-Corruption~~91~~92
6.26Affected Financial Institutions~~91~~92
6.27HMO Entities~~91~~93
ARTICLE VII
AFFIRMATIVE COVENANTS
7.01Financial Statements~~92~~93
7.02Certificates; Other Information~~93~~94
7.03Notices~~96~~97
7.04Payment of Taxes~~97~~98
7.05Preservation of Existence, Etc.~~97~~98
7.06Maintenance of Properties~~98~~99
7.07Maintenance of Insurance~~98~~99
7.08Compliance with Laws~~98~~100
7.09Books and Records~~99~~100
7.10Inspection Rights~~99~~101
7.11Use of Proceeds~~100~~101
7.12Additional Subsidiaries; Additional Guarantors~~100~~101
7.13ERISA Compliance~~101~~102
7.14Pledged Assets~~101~~102
7.15Annual Appraisals~~103~~104
7.16Change in Nature of Business~~103~~104
7.17Post-Closing Matters~~103~~104
7.18Compliance with Terms of Master Lease~~103~~104
ARTICLE VIII
NEGATIVE COVENANTS
8.01Liens~~103~~105
8.02Investments~~107~~108
8.03Indebtedness~~111~~112
8.04Fundamental Changes~~115~~116
8.05Dispositions~~116~~117
8.06Restricted Payments~~116~~117
8.07[Reserved]~~119~~120
8.08Transactions with Affiliates~~119~~120
8.09Burdensome Agreements~~120~~121
8.10[Reserved]~~121~~122
8.11[Reserved]~~121~~122
8.12[Reserved]~~121~~122
8.13Prepayment of Subordinated Indebtedness, Etc.~~121~~122
8.14Organization Documents; Fiscal Year; Amendments to Master Lease~~121~~122
8.15Limitations on Parent~~122~~123
8.16Limitations on the ETMC JV~~122~~123
iv
8.17Required Payment Intercompany Note~~124~~125
8.18HMO Entities~~124~~125
ARTICLE IX
EVENTS OF DEFAULT AND REMEDIES
9.01Events of Default~~124~~125
9.02Remedies upon Event of Default~~127~~128
9.03Application of Funds~~128~~129
ARTICLE X
ADMINISTRATIVE AGENT
10.01Appointment and Authorization of Administrative Agent~~128~~129
10.02Delegation of Duties~~129~~130
10.03Liability of Administrative Agent~~129~~130
10.04Reliance by Administrative Agent~~129~~130
10.05Notice of Default~~130~~131
10.06Credit Decision; Disclosure of Information by Administrative Agent~~130~~131
10.07Indemnification of Administrative Agent~~131~~132
10.08Administrative Agent in Its Individual Capacity~~131~~132
10.09Successor Administrative Agent~~131~~132
10.10Administrative Agent May File Proofs of Claim; Credit Bidding~~132~~133
10.11Collateral and Guaranty Matters~~133~~134
10.12Other Agents; Joint Book Runners and Managers~~134~~135
10.13No Advisory or Fiduciary Responsibility~~134~~135
10.14Exculpatory Provisions~~135~~136
10.15Rights as Lender~~136~~137
10.16Withholding Taxes~~136~~137
10.17Intercreditor Agreement; Relative Rights Agreement~~136~~137
10.18Certain ERISA Matters~~137~~138
10.19Recovery of Erroneous Payments~~138~~139
ARTICLE XI
MISCELLANEOUS
11.01Amendments, Etc.~~139~~140
11.02Notices and Other Communications; Facsimile Copies~~141~~142
11.03No Waiver; Cumulative Remedies~~142~~143
11.04Attorney Costs, Expenses and Taxes~~142~~143
11.05Indemnification by the Borrower~~142~~143
11.06Payments Set Aside~~143~~144
11.07Successors and Assigns~~143~~145
11.08Confidentiality~~148~~149
11.09Setoff~~149~~150
11.10Interest Rate Limitation~~149~~150
11.11Counterparts~~149~~150
11.12Integration~~150~~151
v
11.13Survival of Representations and Warranties~~150~~151
11.14Severability~~150~~151
11.15[Reserved]~~151~~152
11.16Replacement of Lenders~~151~~152
11.17Governing Law~~151~~152
11.18Waiver of Right to Trial by Jury~~152~~153
11.19[Reserved]~~152~~153
11.20Publicity~~152~~153
11.21USA PATRIOT Act Notice~~152~~153
11.22Acknowledgement and Consent to Bail-In of Affected Financial Institutions~~152~~153
11.23Acknowledgement Regarding Any Supported QFCs~~153~~154
SCHEDULES
1.01Mortgaged Properties
1.10Released Mortgaged Properties
2.01Commitments and Pro Rata Shares
6.10Insurance
6.13Subsidiaries
6.17IP Rights
6.22Collective Bargaining Agreements and Multiemployer Plans
6.24(a)Accreditations
7.17Post Closing Items
8.01Liens Existing on the Effective Date
8.02Investments Existing on the Effective Date
8.03Indebtedness Existing on the Effective Date
11.02Certain Addresses for Notices; Taxpayer ID Number
EXHIBITS
A[Reserved]
B-1Form of Non-Tenant Subsidiary Pledge Agreement
B-2Form of Tenant Subsidiary Pledge Agreement
C-1Form of Non-Tenant Subsidiary Security Agreement
C-2Form of Tenant Subsidiary Security Agreement
DForm of Loan Notice
EForm of Prepayment Notice
F[Reserved]
G[Reserved]
HForm of Term Note
IForm of Excess Cash Certificate
A-1Form of Non-Tenant Joinder Agreement
A-2Form of Tenant Joinder Agreement
KForm of Intercompany Note
L[Reserved]
MForm of Assignment and Assumption
NForm of Lender Assignment and Assumption
OForm of United States Tax Compliance Certificate
PForm of Intercreditor Agreement
QForm of Solvency Certificate
RForm of Relative Rights Agreement

AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT
This AMENDED AND RESTATED TERM LOAN CREDIT AGREEMENT is entered into as of
August 24, 2021, as amended by Amendment No. 1, dated as of June 8, 2023, and as amended by
Amendment No. 2, dated as of September 18, 2024, among AHP HEALTH PARTNERS, INC., a
Delaware corporation (the “Borrower”), ARDENT HEALTH PARTNERS, INC. (f/k/a Ardent Health
Partners, LLC), a Delaware ~~limited liability company~~corporation (“Parent”), as Parent, the Guarantors
(defined herein), the Lenders (defined herein) and BANK OF AMERICA, N.A., as Administrative Agent.
WHEREAS, the Borrower is party to that certain Term Loan Credit Agreement, dated as of June
28, 2018 (as amended, supplemented or modified prior to the date hereof, the “Existing Credit
Agreement”), among Parent, Borrower, the lenders from time to time party thereto and Barclays Bank
PLC, as administrative agent, pursuant to which the lenders thereunder have extended or committed to extend certain credit facilities to the Borrower;
WHEREAS, on the Effective Date, the Borrower requested that the Existing Credit Agreement be amended and restated and in connection with such amendment and restatement that the Lenders extend credit in the form of the Term Loans (as defined herein) on the Effective Date (as defined herein) in an initial aggregate principal amount of $900,000,000;
WHEREAS, on the Effective Date, the proceeds of the Term Loans were used (i) to prepay in full all existing Term Loans (including accrued and unpaid interest, fees, expenses and other amounts related thereto, other than contingent obligations not then due and payable) outstanding under the Existing Credit
Agreement on the Effective Date, (ii) to pay fees, commissions and expenses in connection with the foregoing (clauses (i) and (ii) collectively, the “Effective Date Refinancing”) and (iii) for general corporate purposes; and
WHEREAS, the Lenders have indicated their willingness to lend on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS
1.01Defined Terms
As used in this Agreement, the following terms shall have the meanings set forth below:
“2024 Term B Commitment” means (a) with respect to each Converting Consenting Lender, the commitment of such Lender to convert its Initial Term Loans to an equal aggregate principal amount of
2024 Term B Loans on the Amendment No. 2 Effective Date pursuant to Amendment No. 2, (b) with respect to the Additional 2024 Term B Lender, its Additional 2024 Term B Commitment and (c) in the
case of any Lender that becomes a Lender after the Amendment No. 2 Effective Date, the amount specified as such Lender’s “2024 Term B Commitment” in the Assignment and Assumption pursuant to which such Lender assumed a portion of the aggregate 2024 Term B Commitment, in each case, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the 2024
Term B Commitments on the Amendment No. 2 Effective Date is $777,500,000.00.
“2024 Term B Lender” means any Lender that has a 2024 Term B Commitment or any Lender that has purchased a 2024 Term B Loan pursuant to one or more Assignment and Assumptions in accordance with the terms hereof.
“2024 Term B Loans” means the term loans made by the 2024 Term B Lenders to the Borrower on the Amendment No. 2 Effective Date pursuant to Section 2.01(b).
“2026 Notes” means $475.0 million in aggregate principal amount of the Borrower’s 9.75%
senior notes due 2026 pursuant to the 2026 Notes Indenture on the Original Closing Date.
“2026 Notes Indenture” means the indenture among the Borrower, as issuer, Parent, the guarantors listed therein and the trustee referred to therein pursuant to which the 2026 Notes were issued, as such indenture may be amended or supplemented from time to time.
“2029 Notes” means $300.0 million in aggregate principal amount of the Borrower’s 5.750%
senior notes due 2029 pursuant to the 2029 Notes Indenture on July 8, 2021.
“2029 Notes Indenture” means the indenture among the Borrower, as issuer, Parent, the guarantors listed therein and the trustee referred to therein pursuant to which the 2029 Notes are issued, as such indenture may be amended or supplemented from time to time.
“ABL Administrative Agent” means Bank of America, in its capacity as administrative agent under the ABL Documents (or any successor or replacement “Administrative Agent” thereunder).
“ABL Collateral Agent” means Bank of America, in its capacity as collateral agent under the
ABL Documents (or any successor or replacement “Collateral Agent” thereunder).
“ABL Credit Agreement” means (i) that certain amended and restated ABL credit agreement, dated as of July 8, 2021, among the Borrower, AHS East Texas Health System, LLC, Parent, certain
Subsidiaries of the Borrower as borrowers or guarantors, the lenders party thereto, the ABL Collateral
Agent and the ABL Administrative Agent, as amended, restated, supplemented or modified from time to time to the extent permitted by the Intercreditor Agreement, and (ii) any other credit agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any
Indebtedness or other financial accommodation that has been incurred to extend (subject to the limitations set forth in the Intercreditor Agreement), replace, restructure, renew or refinance in whole or in part the
Indebtedness and other obligations outstanding under (x) the credit agreement referred to in clause (i) or
(y) any subsequent ABL Credit Agreement, unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Credit Agreement hereunder. Any reference to the ABL Credit
Agreement hereunder shall be deemed a reference to any ABL Credit Agreement then in existence.
“ABL Documents” means the ABL Credit Agreement and the other Loan Documents (as defined in the ABL Credit Agreement) or any similar term, including each mortgage and other security documents, guaranties and the notes issued thereunder.
“ABL Facility” means the senior secured revolving loan facility under the ABL Credit
Agreement or any amendment, supplement, modification, substitution, replacement, restatement or refinancing thereof, in whole or in part, from time to time, including in connection with a
“Refinancing” (as defined in the Intercreditor Agreement) of the ABL Credit Agreement.
“ABL Priority Collateral” has the meaning ascribed to such term in the Intercreditor Agreement.
“Acceptable Intercreditor Agreement” means an intercreditor agreement in form reasonably acceptable to the Administrative Agent and the Borrower, which intercreditor agreement may, if determined by the Administrative Agent, be posted to the Lenders not less than ten Business Days before execution thereof and, if the Required Lenders shall not have objected to such intercreditor agreement within ten Business Days after posting, then the Required Lenders shall be deemed to have agreed that the
Administrative Agent’s entry into such intercreditor agreement is reasonable and to have consented to such intercreditor agreement and to the Administrative Agent’s execution thereof.
“Acquired Entity or Business” means the acquisition of any Person, Property, Business or physical asset by the Borrower or any Restricted Subsidiary.
“Acquisition” by any Person, means the acquisition by such Person, in a single transaction or in a series of related transactions, of all or any substantial portion of the Property of another Person or any
Voting Stock of another Person, in each case whether or not involving a merger or consolidation with such other Person and whether for cash, property, services, assumption of Indebtedness, securities or otherwise.
“Act” has the meaning specified in Section 11.21.
“Additional Lender” has the meaning specified in Section 2.14(c).
“Additional 2024 Term B Commitment” means, with respect to the Additional 2024 Term B
Lender, its commitment to make a 2024 Term B Loan on the Amendment No. 2 Effective Date in an
amount equal to $52,640,477.27.
“Additional 2024 Term B Lender” means the Person identified as such on the signature page to
Amendment No. 2.
“Adjusted Earnings for the Ardent Facilities” shall have the meaning ascribed to such term in the
ETMC JV Agreement as of February 26, 2018.
“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 or such other address or account of which the Administrative
Agent may from time to time notify the Borrower and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the
Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial
Institution.
“Affiliate” means, with respect to any Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Agency Transfer” has the meaning set forth in the Amendment and Restatement Agreement.
“Agent Parties” has the meaning set forth in Section 7.02.
“Agent-Related Persons” means the Administrative Agent and the Joint Book Runners, together with their respective Affiliates and the officers, directors, employees, agents and attorneys-in-fact of such
Persons and Affiliates.
“Agreement” means this Amended and Restated Term Loan Credit Agreement, as amended, modified, supplemented and extended from time to time.
“AHS East Texas” means AHS East Texas Health System, LLC, a Texas limited liability company, and its successors and permitted assigns.
“Amendment and Restatement Agreement” means that certain Amendment and Restatement
Agreement, dated as of August 24, 2021, among the Borrower, the Guarantors, the Lenders party thereto, the Administrative Agent and the Resigning Administrative Agent.
“Amendment and Restatement Transactions” means (i) the entry into the Amendment and
Restatement Agreement, (ii) the consummation of the Agency Replacement (as defined in the
Amendment and Restatement Agreement), the Other Appointment and Resignation Documentation, (iii)
the Effective Date Refinancing, (iv) the incurrence of the Initial Term Loans on the Effective Date and (v)
the payment of related fees and expenses.
“Amendment No. 1” means that certain Amendment No. 1 to Amended and Restated Term Loan
Credit Agreement, dated as of June 8, 2023, entered into by the Administrative Agent.
“Amendment No. 2” means that certain Amendment No. 2 to Amended and Restated Term Loan
Credit Agreement, dated as of September 18, 2024, entered into by the Borrower, the Guarantors, the
Lenders party thereto and the Administrative Agent.
“Amendment No. 2 Effective Date” has the meaning assigned to such term in Amendment No. 2.
“Amendment No. 2 Lead Arrangers” means BofA Securities, Inc., JPMorgan Chase Bank, N.A.
and Morgan Stanley Senior Funding, Inc. in their capacity as joint lead arrangers and bookrunners under
Amendment No. 2.
“Anti-Terrorism Laws” means any requirement of Law related to terrorism financing or money laundering including the Act, The Currency and Foreign Transactions Reporting Act (also known as the
“Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the
Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective
September 24, 2001), the International Emergency Economic Powers Act and Executive Orders and
regulations issued thereunder.
“Applicable Rate” means (1) at any time from the Effective Date to, but not including, the
Amendment No. 2 Effective Date, a percentage per annum equal to (a) for Term SOFR Loans, 3.50%, and (b) for Base Rate Loans, 2.50%; provided, that, upon the consummation of an initial Public Equity

Offering (as certified by the Borrower to the Administrative Agent in a certificate signed by a
Responsible Officer), the Applicable Rate will be automatically reduced by 0.25% per annum; and (2) at any time from and after the Amendment No. 2 Effective Date, a percentage per annum equal to (a) for
Term SOFR Loans, 2.75%, and (b) for Base Rate Loans, 1.75%.
“Approved Hospital Swap” means any exchange of one or more healthcare facilities and related
Property owned by any Loan Party for one or more healthcare facilities and related Property owned by one or more Persons other than a Loan Party; provided that (a) the Borrower shall have delivered to the
Administrative Agent a certificate of a Responsible Officer, in detail reasonably satisfactory to the
Administrative Agent, demonstrating that, upon giving effect to any such exchange on a Pro Forma Basis,
Consolidated EBITDA will be not less than 90% of Consolidated EBITDA prior to such exchange and
(b) the aggregate book value of all assets disposed of by the Loan Parties pursuant to these exchanges subsequent to the Effective Date (determined as of the date of any such exchange, net of any liabilities of the Loan Parties assumed by the Person to which the relevant assets were transferred) shall not exceed
10% of the total assets of the Borrower and its Restricted Subsidiaries on a consolidated basis as of the
Effective Date. Furthermore, if any transaction involves both an exchange and payment of consideration, such transaction shall be deemed to be an Approved Hospital Swap only to the extent that it involves such an exchange.
“Ardent” means Ardent Medical Services, Inc., a Delaware corporation.
“Ardent ABL Facility Silo” means the Legacy Credit Facility (as defined in the ABL Credit
Agreement).
“Ardent Acquisition Agreement” means that certain purchase and sale agreement, dated March
27, 2015, among Ardent, AHS Medical Holdings LLC, a Delaware limited liability company, and Ventas, as amended, restated, supplemented or otherwise modified from time to time.
“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit M, or such other form or mechanism that shall be reasonably satisfactory to the Administrative
Agent.
“Attorney Costs” means and includes all reasonable fees and documented out-of-pocket expenses and disbursements of one counsel for the Administrative Agent and the Joint Book Runners, and to the
extent reasonably determined by the Administrative Agent to be necessary, one firm of local counsel in each relevant material jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and, in the case of an actual conflict of interest where an Indemnitee affected by such conflict notifies the Borrower of the existence of such conflict and thereafter retains its own counsel, one additional conflicts counsel in each applicable jurisdiction for all of the affected Indemnitees similarly situated.
“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any
Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease and (c) in respect of any Securitization Transaction of any Person, the outstanding principal amount of such financing, after taking into account reserve accounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment.

“Audited Financial Statements” means the consolidated audited financial statements of Parent and its Subsidiaries for the fiscal years ended December 31, 2018, December 31, 2019 and December 31,2020.
“Available Incremental Amount” has the meaning set forth in Section 2.14(a).
“Available Tenor” means, as of any date of determination and with respect to the then-current
Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article
55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the
implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom,
Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of America” means Bank of America, N.A. and its successors.
“Bankruptcy Code” means Title 11 of the United States Code or any successor provision.
“Barclays” means Barclays Bank PLC and its successors.
“Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the
Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, and (c) Term SOFR plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate.
“Benchmark” means, initially, Term SOFR; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.03(c) then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to
“Benchmark” shall include, as applicable, the published component used in the calculation thereof.
“Benchmark Replacement” means the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the
Administrative Agent and the Borrower as the replacement Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by a
Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;
provided that, if the Benchmark Replacement would be less than 0.50%, the Benchmark
Replacement will be deemed to be 0.50% for the purposes of this Agreement and the other Loan
Documents.
Any Benchmark Replacement shall be applied in a manner consistent with market practice;
provided that to the extent such market practice is not administratively feasible for the Administrative
Agent, such Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark
Replacement, any technical, administrative or operational changes (including changes to the definition of
“Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative
Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark
Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Transition Event” means, with respect to any then-current Benchmark, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark or a Governmental Authority with jurisdiction over such administrator announcing or stating that all Available Tenors are or will no longer be representative, or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, provided that, at the time of such statement or publication, there is no successor administrator that is satisfactory to the
Administrative Agent, that will continue to provide any representative tenors of such Benchmark after such specific date.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” has the meaning set forth in Section 11.23.
“Borrower” has the meaning specified in the introductory paragraph hereto.
“Borrower Materials” has the meaning set forth in Section 7.02.

“Borrower’s Portion of Excess Cash Flow” means, as any date of determination, an amount equal to $375,000,000 plus the amount of Excess Cash Flow for each fiscal year of the Borrower commencing with the fiscal year ending on or about December 31, 2021 and prior to such date of determination in respect of which the financial statements required by Section 7.01(a) for such fiscal year shall have been delivered to the Administrative Agent in accordance with the terms of such Section that is not required to be applied to repay Term Loans pursuant to Section 2.05(b)(v), so long as such amount has not been utilized on or prior to the date of determination to make Restricted Payments pursuant to Section 8.06(f),
Investments pursuant to Section 8.02(u), Permitted Acquisitions pursuant to clause (v)(x) of the definition thereof or prepayments of Subordinated Indebtedness pursuant to Section 8.13(b); provided that upon the consummation of the Ventas Purchase Option Assignment the Borrower’s Portion of Excess Cash Flow
shall automatically be reduced by the aggregate amount of the Borrower’s Portion of Excess Cash Flow attributable to the Tenant Subsidiaries.
“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Lenders pursuant to
Section 2.01.
“BSA Entities” means (i) BSA Health System of Amarillo, LLC, (ii) BSA Health System
Holdings LLC, (iii) BSA Hospital, LLC, (iv) BSA Health System Management, LLC, (v) BSA Physicians
Group, Inc., (vi) BSA Harrington Physicians, Inc., (vii) BSA Amarillo Diagnostic Clinic, Inc., (viii) BSA
Physician Holding Company, LLC, (ix) each other Person (if any) in respect of which any BSA Equity
Purchaser directly acquires equity interests pursuant to the BSAHS Acquisition Agreement and (x) each direct and indirect Subsidiary of the entities set forth in the foregoing clauses (i) through (ix).
“BSA Entities Future Capital Expenditures” means the amount of Capital Expenditures anticipated to be made by the BSA Entities during the following calendar year (for example if Excess
Cash Flow is being calculated for the 2022 fiscal year, Capital Expenditures for the 2023 fiscal year);
provided that to constitute BSA Entities Future Capital Expenditures, such Capital Expenditures must be evidenced in a written budget prepared by the Borrower that is reasonably satisfactory to the
Administrative Agent.
“BSA Equity Purchaser” means AHS Amarillo Health System, LLC and/or any other (if any)
direct or indirect wholly-owned Subsidiaries of the Borrower that acquires any equity interests in any
BSA Entity pursuant to the BSAHS Acquisition Agreement.
“BSAHS Acquisition Agreement” means the Contribution and Sale Agreement, dated as of
October 22, 2012, among the BSA Equity Purchasers party thereto, the BSA Entities party thereto and
Baptist St. Anthony’s Health System, a Texas not-for-profit corporation, as amended, restated, supplemented or otherwise modified from time to time.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, New York.
“Businesses” means, at any time, a collective reference to the businesses operated by the
Borrower and its Subsidiaries at such time.
“Capital Assets” means, with respect to any person, all equipment, fixed assets and Real Property or improvements of such person, or replacements or substitutions therefor or additions thereto, that, in accordance with GAAP, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such person.
“Capital Expenditures” means, for any period, without duplication, all expenditures made directly or indirectly by the Borrower and its Restricted Subsidiaries during such period for Capital Assets
(whether paid in cash or other consideration, financed by the incurrence of Indebtedness or accrued as a liability), but excluding any portion of such increase attributable solely to acquisitions of property, plant and equipment in Permitted Acquisitions.
“Capital Lease” means, as applied to any Person, any lease of any Property by that Person as lessee which, in accordance with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person, excluding any leases which are required under GAAP to be accounted for as a capital lease on the balance sheet of that Person solely during any construction periods.
“Capital Stock” means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents
(however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
“Captive Insurance Subsidiary” means any Subsidiary established by the Borrower or any of its
Subsidiaries for the sole purpose of providing insurance coverage to the Borrower and its Subsidiaries.
“Cash Equivalents” means, as at any date, (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of
(i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least
A-2 or the equivalent thereof or from Moody’s is at least P-2 or the equivalent thereof (any such bank being an “Approved Bank”), in each case with maturities of not more than 365 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s and maturing within twelve months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the
Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d) and (f) with respect to (i) the Borrower and its Restricted Subsidiaries, marketable debt securities regularly traded on a national securities exchange or in the over-the-counter market.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the
Internal Revenue Code.
“CHAMPUS” means the United States Department of Defense Civilian Health and Medical
Program of the Uniformed Services or any successor thereto including, without limitation, TRICARE.
“Change of Control” means an event or series of events by which:
(a)prior to the consummation of an initial Public Equity Offering:
(i)the Sponsor Group shall fail to own beneficially, directly or indirectly, at least 50.1% of the outstanding Voting Stock of the Parent, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the
Parent, convertible into or exercisable for Voting Stock of the Parent (whether or not such securities are then currently convertible or exercisable); or
(ii)the Parent shall fail to own directly 85% of the outstanding Capital Stock of the Borrower determined on a fully diluted basis after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Borrower, convertible into or exercisable for Capital Stock of the Borrower (whether or not such securities are then currently convertible or exercisable); or
(iii)any of Samuel Zell, trusts established for the benefit of the family of
Samuel Zell, and/or any entity Controlled by any of the foregoing ceases to Control the
Sponsor; or
(b)upon and after the consummation of an initial Public Equity Offering of the common stock of the Parent or any parent thereof:
(i)the Parent becomes aware (by way of a report or another filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the acquisition by any “person” or “group” of related persons (as such terms are used in
Sections 13(d) and 14(d) of the Exchange Act) other than the Sponsor Group of the beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Parent (or its successor by merger, consolidation or purchase of all or substantially all of their assets); or
(ii)unless the Permitted Merger has occurred concurrently with or in connection therewith, the Parent shall fail to own directly 85% of the outstanding Capital
Stock of the Borrower, determined on a fully diluted basis after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the
Borrower, convertible into or exercisable for Capital Stock of the Borrower (whether or not such securities are then currently convertible or exercisable); or

(c)upon and after the consummation of an initial Public Equity Offering of the common stock of the Borrower: the Borrower becomes aware (by way of a report or another filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the acquisition by any “person” or “group” of related persons (as such terms are used in Sections
13(d) and 14(d) of the Exchange Act) other than the Sponsor Group of the beneficial ownership
(as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Borrower (or its successor by merger, consolidation or purchase of all or substantially all of their assets); or
(d)the occurrence of a “Change of Control” (or any comparable term) under, and as defined in, the ABL Credit Agreement, the 2029 Notes Indenture (and/or any other Indebtedness incurred pursuant to Section 8.03(t)) or any Subordinated Indebtedness Document in respect of
Indebtedness in excess of the Threshold Amount.
“Class” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the
Loans comprising such Borrowing, are Term Loans, Incremental Term Loans, Refinancing Term Loans,
Ventas Purchase Option Term Loans or Non-Ventas Purchase Option Term Loans designated as a separate Class and, when used in reference to any Commitment, refers to whether such Commitment is a
Commitment for such applicable Term Loans, Incremental Term Loans, Refinancing Term Loans, Ventas
Purchase Option Term Loans or Non-Ventas Purchase Option Term Loans. Notwithstanding anything to the contrary, the 2024 Term B Loans made on the Amendment No. 2 Effective Date and all the 2024
Term B Loans converted from Initial Term Loans on the Amendment No. 2 Effective Date shall constitute a single Class.
“CME” means CME Group Benchmark Administration Limited.
“CMS” means the Centers for Medicare and Medicaid Services and any successor thereof.
“Collateral” means a collective reference to all real and personal Property with respect to which
Liens in favor of the Administrative Agent are purported to be granted pursuant to and in accordance with the terms of the Collateral Documents (other than Excluded Property). For the avoidance of doubt, the
Pledged ETMC Distribution Account and the equity interests owned by the Loan Parties in the ETMC JV shall be a part of Collateral.
“Collateral Assignment Documents” means the collateral assignments of notes and liens executed by the Loan Parties executed in favor of the Administrative Agent, as amended, modified, restated or supplemented from time to time.
“Collateral Documents” means a collective reference to the Security Agreements, the Pledge
Agreements, the Mortgage Instruments, the Collateral Assignment Documents and such other security documents as may be executed and delivered by the Loan Parties pursuant to the terms of Section 7.14.
“Commitment” means, as to each Lender, the Term Loan Commitment of such Lender.
“Commodity Agreement” means any commodity futures contract, commodity swap, commodity option or other similar agreement or arrangement entered into by the Borrower or any Restricted
Subsidiary designed or intended to protect the Borrower or any of its Restricted Subsidiaries against fluctuations in the price of commodities actually used in the ordinary course of business of the Borrower and its Restricted Subsidiaries.
“Communications” has the meaning specified in Section 7.02.
“Company Action Level” means the Company Action Level risk-based capital threshold, as defined by NAIC.
“Consolidated Capital Expenditures” means, for any period, for the Borrower and its Restricted
Subsidiaries on a consolidated basis, all Capital Expenditures, as determined in accordance with GAAP;
provided, however, that Consolidated Capital Expenditures shall not include (i) expenditures made with proceeds of any Disposition to the extent such proceeds are reinvested within the period required by the definition of “Net Cash Proceeds,” (ii) expenditures relating to any Involuntary Disposition to the extent such expenditures are used to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation, (iii) all other capital expenditures, as determined in accordance with GAAP, to the extent such expenditures are or are expected to be (provided that such amounts are actually funded within a reasonably proximate time of such expenditure) funded, directly or indirectly, with the proceeds of any Equity Issuance or any capital contribution to any Loan
Party, (iv) expenditures that constitute Permitted Acquisitions, (v) Capital Expenditures made by any
Person that becomes a Restricted Subsidiary after the Original Closing Date prior to the time such Person becomes a Restricted Subsidiary and (vi) expenditures that are paid for or contractually required to be reimbursed to the Borrower or any of its Restricted Subsidiaries by a third party (including landlords).
“Consolidated EBITDA” means, for any period, without duplication, for Parent and its Restricted
Subsidiaries on a consolidated basis determined in accordance with GAAP, an amount equal to
Consolidated Net Income for such period plus (A) other than with respect to clause (xiv) below, to the extent deducted (and not added back) in calculating such Consolidated Net Income for such period, (i)
Consolidated Interest Expense for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Restricted Subsidiaries for such period, (iii) the amount of depreciation and amortization expense for such period, (iv) any non-recurring fees, charges and cash expenses made or incurred in connection with the Transactions, Amendment and Restatement
Transactions, Investments, Dispositions, Restricted Payments, fundamental changes and incurrences of
Indebtedness permitted under this Agreement and issuances of Capital Stock and dispositions not prohibited by this Agreement (whether or not consummated), (v) any other non-cash charges, impairments or write-offs for such period (except to the extent such charges, impairments or write-offs relate to a cash payment in a future period), (vi) non-recurring or extraordinary cash expenses in respect of severance payments and other costs associated with any restructuring of the Borrower’s and its
Restricted Subsidiaries’ operations, (vii) expenses and charges related to prior periods in an aggregate amount not to exceed $15.0 million for any such period during the term of this Agreement, (viii) all non-
recurring or extraordinary charges, expenses or losses in such period, and, without duplication, any charges or expenses paid or payable by the Borrower or its Restricted Subsidiaries in cash during such measurement period in connection with the integration of Epic Systems IT, (ix) the amount of any non-
controlling or minority interest expense consisting of Restricted Subsidiary income attributable to non-
controlling interests of third parties in any Restricted Subsidiaries deducted (and not added back) in such period in calculating Consolidated Net Income, (x) Sponsor Fees and transaction fees permitted hereunder
(whether paid or accrued), (xi) all fees and expenses and one-time payments reasonably incurred and payable in connection with any amendment, restatement, waiver, consent, supplement or other modification to this Agreement, the ABL Facility, the 2026 Notes Indenture, the 2029 Notes Indenture or
any other Indebtedness, (xii) charges, losses or expenses to the extent indemnified or insured or reimbursed or reimbursable by third parties pursuant to indemnification or reimbursement provisions or similar agreements or insurance; provided that, such Person in good faith expects to receive reimbursement for such charges, losses or expenses within the next four fiscal quarters, (xiii) letter of credit fees, (xiv) the amount of net cost savings, synergies and operating expense reductions projected by the Borrower in good faith to be realized as a result of specified actions taken or to be taken (which cost savings, synergies or operating expense reductions shall be calculated on a pro forma basis as though such cost savings, synergies or operating expense reductions had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that
(A) such cost savings, synergies or operating expense reductions are reasonably identifiable and factually supportable, (B) such actions have been taken or are to be taken within 24 months after the date of determination to take such action and (C) the aggregate amount added back pursuant to this clause
(xiv) may not exceed 25% of Consolidated EBITDA for the period of the four fiscal quarters most recently ended calculated on a pro forma basis (before giving effect to such add backs), provided, however, that subclauses (B) and (C) of the immediately preceding proviso shall not apply to cost savings, synergies or operating expense reductions in connection with the ETMC Acquisition and the
Topeka Acquisition, (xv) upfront fees or charges arising from any Securitization Transaction for such period, and any other amounts for such period comparable to or in the nature of interest under any
Securitization Transaction, and losses on dispositions or sale of assets in connection with any
Securitization Transaction for such period, to the extent the same were deducted (and not added back) in computing such Consolidated Net Income, (xvi) fees and expenses and non-cash mark-to-market losses relating to any Swap Contracts permitted hereunder, (xvii) any expenses, charges or other costs related to any Equity Issuance, (xviii) any expenses, charges or other costs related to internal reorganizations or restructurings, and (xix) expenses relating to retention bonuses paid in connection with acquisitions, recapitalizations and other financing transactions; and minus (B) non-recurring or extraordinary gains in such period.
“Consolidated Indebtedness” means Indebtedness of the Borrower and its Restricted Subsidiaries
on a consolidated basis.
“Consolidated Interest Charges” means, for any period, for the Borrower and its Restricted
Subsidiaries on a consolidated basis, an amount equal to, without duplication, (i) all interest, premium payments, debt discount, fees, charges and related expenses of the Borrower and its Restricted
Subsidiaries in connection with borrowed money (including capitalized interest, but excluding amortization of capitalized financing costs) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, plus (ii) the portion of rent expense of the Borrower and its Restricted Subsidiaries with respect to such period under Capital Leases that is treated as interest in accordance with GAAP minus (iii) interest income of the Borrower and its Restricted
Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.
“Consolidated Interest Expense” means, with respect to Parent and its Restricted Subsidiaries for any period, the sum of (1) interest expense of Parent and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (including (a) all commissions, discounts, fees and other charges in connection with letters of credit and similar instruments, (b) accretion or amortization of original issue discount resulting from the incurrence of Indebtedness at less than par, (c)
the interest component of obligations in respect of Capital Leases, (d) non-cash interest payments and (e)
net payments, if any made (less net payments received) pursuant to obligations under permitted Interest
Rate Agreements), minus (2) to the extent included in cash interest expense of Parent and its Restricted
Subsidiaries for such period determined on a consolidated basis in accordance with GAAP and not added to net income (or loss) in the calculation of Consolidated EBITDA, (i) amounts paid to obtain Interest
Rate Agreements, Currency Agreements and Commodity Agreements, (ii) any one-time cash costs associated with breakage in respect of Interest Rate Agreements, Currency Agreements and Commodity

Agreements for interest rates and any payments with respect to make-whole premiums or other breakage costs in respect of any Indebtedness, (iii) all non-recurring cash interest expense consisting of liquidated damages for failure to timely comply with registration rights obligations, (iv) any “additional interest”
owing pursuant to a registration rights agreement, (v) any expense resulting from the discounting of any
Indebtedness in connection with the application of recapitalization accounting or, if applicable, purchase accounting, (vi) penalties and interest relating to taxes and any other amounts of non-cash interest resulting from the effects of acquisition method accounting or pushdown accounting, (vii) amortization or expensing of deferred financing fees, amendment and consent fees, debt issuance costs, commissions, fees and expenses and discounted liabilities, (viii) any expensing of bridge, arrangement, structuring, commitment or other financing fees, (ix) any non-cash interest expense and any capitalized interest, whether paid in cash or accrued, (x) any accretion or accrual of, or accrued interest on, discounted liabilities not constituting Indebtedness during such period, (xi) any non-cash interest expense attributable to the movement of the mark to market valuation of obligations under Interest Rate Agreements, Currency
Agreements and Commodity Agreements or other derivative instruments pursuant to Financial
Accounting Standards Board’s Accounting Standards Codification 815 (Derivatives and Hedging) and
(xii) any fees related to a Securitization Transaction, minus (3) interest income of Parent and its Restricted
Subsidiaries for such period.
“Consolidated Net Income” means, for any period, for the Borrower and its Restricted
Subsidiaries on a consolidated basis, the net income from continuing operations of the Borrower and its
Restricted Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period; provided that there shall be excluded any income (or loss) of any Person other than the Borrower or any Restricted
Subsidiary or that is accounted for by the equity method, or noncontrolling interest method, of accounting, but any such income so excluded shall be included in such period or any later period to the extent of any cash or Cash Equivalents paid as dividends or distributions in the relevant period to the
Borrower or any Restricted Subsidiary (other than the ETMC JV) of the Borrower. For the avoidance of doubt, “Consolidated Net Income” shall not include any income allocable to minority interests in any
Subsidiaries (including, without limitation, income attributable to ETMC Subsidiaries which is allocated or which will be allocated to unaffiliated third parties).
“Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Indebtedness as of such date minus (ii) unrestricted cash and Cash Equivalents held by Borrower and its Restricted Subsidiaries on such date (provided that (x) any cash or Cash
Equivalents in (i) the LHP Cash Management Transfer System or (ii) that are held by an ETMC
Subsidiary that are not in the Pledged ETMC Distribution Account or, in each case, another deposit account subject to a control agreement in favor of the Administrative Agent (a “Controlled Account”)
shall be deemed to be restricted cash, and (y) any cash or Cash Equivalents received from CARES Act related funding (including any cash and Cash Equivalents in respect of Medicare accelerated payments and payroll tax deferrals) shall be deemed to be restricted cash for so long as such cash and cash equivalents are required to be repaid) to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.
“Consolidated Scheduled Funded Indebtedness Payments” means, as of any date for the four fiscal quarter period ending on such date with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis, the sum of all scheduled or mandatory payments of principal on Funded Indebtedness
(excluding any voluntary prepayments and mandatory prepayments required pursuant to Section 2.05), as determined in accordance with GAAP.
“Consolidated Working Capital” means, at any time, the excess of (i) current assets (excluding cash and Cash Equivalents) of the Borrower and its Restricted Subsidiaries on a consolidated basis at such time over (ii) current liabilities of the Borrower and its Restricted Subsidiaries on a consolidated basis at such time, all as determined in accordance with GAAP, in each case, calculated exclusive of any change in the Swap Termination Value of Swap Contracts. “Consolidated Working Capital” for any fiscal year shall be subject to adjustment for the impact of any non-cash reclassification of short-term and long-term asset and liability accounts.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such
Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” has the meaning specified in the definition of “Affiliate.”
“Controlled Account” has the meaning specified in the definition of “Consolidated Net Leverage
Ratio”.
“Converted Initial Term Loan” means each Initial Term Loan held by a Converting Consenting
Lender on the Amendment No. 2 Effective Date immediately prior to the conversion of the corresponding
2024 Term B Loan on such date.
“Converting Consenting Lender” means a Lender that has elected to be a “Converting Consenting
Lender” on its signature page to Amendment No. 2.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor
(including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Covered Entity” has the meaning set forth in Section 11.23.
“Covered Party” has the meaning set forth in Section 11.23(a).
“Credit Party” has the meaning set forth in Section 10.19.
“Currency Agreement” means in respect of a Person any foreign exchange contract, currency swap agreement, futures contract or option contract with respect to foreign exchange rates or currency values, or other similar agreement as to which such Person is a party or a beneficiary.
“Daily Simple SOFR” with respect to any applicable determination date means SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source).
“Debt Fund Affiliate” any affiliate of the Borrower or the Sponsor that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course and with respect to which the Sponsor and its Affiliates (other than Debt Fund Affiliates) does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity.
“Debt Issuance” means the issuance by the Borrower or any Restricted Subsidiary of any
Indebtedness other than Indebtedness permitted under Section 8.03.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency,

reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per annum; provided, however, that with respect to a
Term SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any
Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.
“Default Right” has the meaning set forth in Section 11.23.
“Defaulting Lender” means, subject to Section 2.15(b), any Lender that, as determined by the
Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans, within three Business Days of the date required to be funded by it hereunder, (b) has notified the Borrower, or the Administrative Agent or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to (x) its funding obligations hereunder or (y) under other agreements in which it is obligated to extend credit (unless in the case of this clause (y), such obligation is the subject of a good faith dispute), (c) has failed, within three
(3) Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the
Administrative Agent that it will comply with its funding obligations hereunder; provided that such
Lender shall cease being a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Administrative Agent, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment unless, in the case of this clause (d), the Borrower and the Administrative Agent shall be satisfied that such Lender intends, and has such approvals required to enable it, to perform its obligations as a Lender hereunder or
(iv) becomes the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement or judgments or writs of attachment on its assets or permit such Lender (or such
Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any Property by the Borrower or any Restricted Subsidiary
(including the Capital Stock of any Subsidiary), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding (i) the sale, lease, license, transfer or other disposition of inventory in the ordinary course of business of the Borrower and its Restricted Subsidiaries, (ii) the sale, lease, license, transfer or other disposition of machinery and equipment or closure of a unit or division, in each case, no longer used or useful in the conduct of business of the Borrower and its Restricted Subsidiaries, (iii) any
sale, lease, license, transfer or other disposition of Property by (x) the Borrower or any Restricted
Subsidiary to any Loan Party (other than an ETMC Loan Party); provided that the Loan Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative

Agent may request so as to cause the Loan Parties to be in compliance with the terms of Section 7.14 after giving effect to such transaction, (y) any non-Loan Party to any non-Loan Party, any ETMC Loan Party
to any ETMC Loan Party, or any non-Loan Party to any ETMC Loan Party and (z) any Loan Party
(including, without limitation, any ETMC Loan Party) to any non-Loan Party (including, without limitation any ETMC Subsidiary) or any ETMC Loan Party not exceeding $7,500,000 in any fiscal year,
(iv) any Involuntary Disposition by the Borrower or any Restricted Subsidiary, (v) any Disposition by the
Borrower or any Restricted Subsidiary constituting a Permitted Investment, (vi) non-exclusive licenses or sublicenses to use the patents, trade secrets, know-how and other intellectual property of the Borrower or any of its Restricted Subsidiaries in the ordinary course of business, (vii) any sale, lease, license, transfer or other disposition of Property by any Foreign Subsidiary to another Foreign Subsidiary, (viii) the disposition of disposable inventory in bulk to a third party which disposable inventory shall then be consigned from such third party to the Borrower or any Restricted Subsidiary for the benefit of or use by such Person in the ordinary course of such Person’s patient care operations, (ix) any transaction (or series of related transactions) involving property (including, without limitation, leases) with an aggregate book value not exceeding $7,500,000, (x) (A) dispositions or discounts without recourse of accounts receivable
(including, without limitation, Self-Pay Accounts (as defined in the ABL Credit Agreement)) in connection with the compromise or collection thereof in the ordinary course of business, and (B)
dispositions of Self-Pay Accounts, with recourse, to collection servicers, provided such accounts have previously been, or are concurrently with such disposition, written off by the company or accounted for as
“uncollectible” or “bad debt”, (xi) any contribution of Borrower’s Portion of Excess Cash Flow to effect any transaction undertaken pursuant to Section 8.06(f), Investments pursuant to Section 8.02(u),
Permitted Acquisitions pursuant to clause (v)(x) of the definition thereof or payment of Subordinated
Indebtedness pursuant to Section 8.13(b), (xii) Dispositions made in order to effectuate any Permitted
IRB Transaction, (xiii) any Disposition of Capital Stock to the directors of any Loan Party or any
Restricted Subsidiary to qualify such directors where required by applicable law, (xiv) Dispositions of cash and Cash Equivalents in the ordinary course of business (including, without limitation, the LHP
Cash Management Transfer System), (xv) Dispositions of vacant property or property containing buildings that would require demolition or substantial improvements having a fair market value, in the aggregate, not in excess of $25,000,000, (xvi) Dispositions made by Loan Parties to ETMC Loan Parties pursuant to the intercompany loans permitted under Section 8.03 or investments permitted under Section
8.02, (xvii) Dispositions made by AHS East Texas or any other ETMC Subsidiary subject to Section 8.16, to (x) the ETMC JV or (y) any non-Loan Party, in each case made pursuant to the ETMC JV Agreement and (xviii) Dispositions pursuant to a Securitization Transaction in an aggregate amount not to exceed, together with all Investments pursuant to Section 8.02(jj) and Section 8.02(kk), the greater of (A)
$75,000,000 and (B) 25.0% of Consolidated EBITDA; provided that Dispositions permitted by this clause
(xviii) shall solely be in respect of Collateral of a type that would not constitute ABL Priority Collateral.
“Disqualified Capital Stock” means any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for
Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock), in whole or in part, (c) provides for scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital
Stock, in each case, prior to the date that is ninety-one (91) days after the Maturity Date (or if any
Incremental Term Loans shall be outstanding as of the date of issuance of such Capital Stock, the maturity date applicable to such Incremental Term Loans); provided that if such Capital Stock is issued pursuant to a plan for the benefit of employees of Parent, the Borrower or any Subsidiary or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by Parent, the Borrower or any Subsidiary in order to satisfy applicable statutory or regulatory obligations.
“Disqualified Institution” means (a) those persons identified by the Borrower in writing on or after the Effective Date to the Administrative Agent as competitors (and any such entities’ Affiliates that are clearly identifiable on the basis of name) of the Borrower and its Subsidiaries, (b) those banks, financial institutions and other persons identified by the Sponsor or the Borrower to any Joint Book
Runner in writing on or prior to the commencement of primary syndication of the Initial Term Loans prior to the Effective Date (and any such entities’ Affiliates that are clearly identifiable on the basis of name) or (c) any Affiliates of any Joint Book Runner that are engaged as principals primarily in private equity, mezzanine financing or venture capital.
“Dollar” and “$” mean lawful money of the United States.
“Domestic Restricted Subsidiary” means any Domestic Subsidiary that is a Restricted Subsidiary.
“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United
States, any state thereof or the District of Columbia.
“Earn-Out Obligations” means, with respect to an Acquisition, all obligations of the Borrower or any Restricted Subsidiary to make earn-out or other contingency payments pursuant to the documentation relating to such Acquisition, not including any amounts payable in any form of Capital Stock. For purposes of determining the aggregate consideration paid for an Acquisition, the amount of any Earn-Out
Obligations shall be deemed to be the reasonably anticipated liability in respect thereof as determined by the Borrower in good faith at the time of such Acquisition. For purposes of determining the liability of the Borrower and its Restricted Subsidiaries for any Earn-Out Obligation thereafter, the amount of Earn-
Out Obligations shall be deemed to be the aggregate liability in respect thereof as recorded on the balance sheet of the Borrower and its Restricted Subsidiaries in accordance with GAAP.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any
EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland,
Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means August 24, 2021, the date of the effectiveness of this Agreement.
“Electronic Copy” has the meaning set forth in Section 11.11.
“Electronic Record” has the meaning set forth in Section 11.11.

“Electronic Signature” has the meaning set forth in Section 11.11.
“Eligible Assignee” has the meaning specified in Section 11.07(g).
“Embargoed Person” means any party that (i) is publicly identified on the most current list of
“Specially Designated Nationals and Blocked Persons” published by the U.S. Treasury Department’s
Office of Foreign Assets Control (“OFAC”) or resides, is organized or chartered, or has a place of business in a country or territory that is the subject of comprehensive OFAC sanctions or embargo programs or (ii) is publicly identified as prohibited from doing business with the United States under the
International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other requirement of Law.
“Environmental Laws” means any and all federal, state, local, foreign and other applicable statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or binding governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials, air emissions, waste and discharges to water or public systems.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other
Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a)
violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Epic Systems IT” means electronic records systems software manufactured by Epic Systems
Corporation, the related hardware and infrastructure used to operate the system, and the integration of other third party systems into such software, hardware and infrastructure.
“Equity Issuance” means any issuance by the Parent or any Loan Party (or upon or after a Public
Equity Offering of the Borrower, the Borrower) of shares of its Capital Stock. The term “Equity
Issuance” shall not be deemed to include any Disposition.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and
Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or

4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or
Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer
Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.
“ETMC Acquisition” means the purchase of hospital assets and operations and the equity interests of certain subsidiaries of East Texas Medical Center Regional Healthcare System
(“ETMCRHS”), a Texas nonprofit corporation and East Texas Medical Center Regional Health Services,
Inc. (“ETMCRHS Inc.”), a Texas corporation.
“ETMC Loan Parties” means so long as the ETMC JV Agreement is effective, AHS East Texas and each of the Material Domestic Subsidiaries of AHS East Texas, in each case, that were formed or acquired in the ETMC Acquisition, that are subject (directly or indirectly) to the ETMC JV Agreement, and that are not Excluded Subsidiaries. For the avoidance of doubt, any Subsidiary that is not subject
(directly or indirectly) to the ETMC JV Agreement shall not be considered an ETMC Loan Party.
“ETMC JV” means East Texas Health System, LLC.
“ETMC JV Agreement” means the Amended and Restated Limited Liability Company
Agreement between UT Tyler and AHS East Texas dated as of February 26, 2018 (as amended, restated, supplemented, replaced or otherwise modified from time to time).
“ETMC Subsidiaries” means, collectively, AHS East Texas and its direct and indirect
Subsidiaries.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the
Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning specified in Section 9.01.
“Excess Cash Certificate” means a certificate substantially in the form of Exhibit I.
“Excess Cash Flow” means, in each case without duplication, with respect to any fiscal year period of the Borrower and its Restricted Subsidiaries on a consolidated basis, an amount equal to (a)
Consolidated EBITDA for such fiscal year minus (b) Consolidated Capital Expenditures (excluding any
BSA Entities Future Capital Expenditures deducted in calculating Excess Cash Flow for the prior fiscal year period) for such fiscal year to the extent not financed by an incurrence of Indebtedness or issuance of
Capital Stock minus (c) the cash portion of Consolidated Interest Charges for such fiscal year minus (d)
Federal, state and other taxes to the extent the same are paid in cash during such period by or on behalf of
Parent and its Subsidiaries on a consolidated basis for such fiscal year minus (e) Consolidated Scheduled
Funded Indebtedness Payments (other than payments in respect of intercompany debt pursuant to Section
8.02(ee)) made in cash for such fiscal year to the extent not financed by an incurrence of Indebtedness or issuance of Capital Stock minus (f) increases in Consolidated Working Capital for such fiscal year minus
(g) to the extent otherwise included in Consolidated EBITDA for such fiscal year, insurance proceeds received by the Borrower or any of its Restricted Subsidiaries during such fiscal year that have been applied to repair, restore or replace the applicable property or asset or to acquire Real Property, equipment or other tangible assets to be used or useful in the business of the Borrower and its Restricted
Subsidiaries, or in respect of which a written contract or agreement for such repair, replacement, restoration or acquisition has been entered into for the application of such insurance proceeds, minus (h)

the aggregate amount of all Sponsor Fees and transaction fees paid in cash during such fiscal year as permitted under Section 8.06(e), minus (i) all other cash items added back to Consolidated EBITDA pursuant to clauses (iv) and (vi) through (xvi) of the definition thereof, minus (j) the amount of Restricted
Payments paid during such fiscal year as permitted under Section 8.06 (c), (d), (e) and (h) to the extent such Restricted Payments were financed with internally generated cash flow of the Borrower and its
Restricted Subsidiaries during such fiscal year, minus (k) the aggregate amount of all proceeds received in respect of intercompany dispositions for such fiscal year to the extent otherwise increasing Excess Cash
Flow for such fiscal year (such that intercompany dispositions shall have a neutral impact on Excess Cash
Flow) and the amount of mandatory prepayments of Term Loans during such fiscal year as a result of
Dispositions or Involuntary Dispositions, minus (l) the aggregate amount of Acquisitions made during such fiscal year as permitted pursuant to Section 8.02 to the extent such Acquisitions were financed with internally generated cash flow of the Borrower and its Restricted Subsidiaries, and except to the extent such Acquisitions were financed with the proceeds of Indebtedness, Equity Issuances or Dispositions of
the Borrower and its Restricted Subsidiaries, minus (m) cash payments by the Borrower and its Restricted
Subsidiaries in respect of discontinued operations during such period to the extent increasing
Consolidated EBITDA, minus (n) BSA Entities Future Capital Expenditures in an amount not to exceed
$7,500,000, minus (o) for the avoidance of doubt, any cash expenditure made by the Borrower or any
Restricted Subsidiary (that is not funded by the issuance of equity interests of the Borrower or Parent or an incurrence of Indebtedness) for the purchase of Capital Stock of a Joint Venture in connection with the exercise of put/call provisions in such Joint Venture’s Joint Venture Agreement, plus (p) cash payments received by the Borrower and its Restricted Subsidiaries in respect of discontinued operations during such period to the extent decreasing Consolidated EBITDA plus (q) decreases in Consolidated Working
Capital for such fiscal year plus (r) any unutilized BSA Entities Future Capital Expenditures from the prior fiscal year period.
“Excluded ETMC Account” has the meaning specified in the definition of “Excluded Property”.
“Excluded Property” means, with respect to any Loan Party, including any Person that becomes a
Loan Party after the Original Closing Date as contemplated by Section 7.12, (a) any fee-owned Real
Property (i) with a fair market value of less than $5,000,000 so long as the fair market value of all such
Real Property owned by Loan Parties that is Excluded Property does not exceed $35,000,000 in the aggregate or (ii) that is anticipated in good faith to be subject to an MOB Disposition within 18 months after the Effective Date or, if later, the date such Real Property was acquired (provided that if such Real
Property is not subject to an MOB Disposition with such 18 month period, such Real Property shall no longer be deemed to be Excluded Property) and all leasehold interests in Real Property ; (b) (A)
commercial tort claims with a value of less than $10,000,000 and (B) motor vehicles and other assets subject to certificates of title, helicopters and other aircraft, and letter of credit rights (in each case, other than to the extent such rights can be perfected by filing a UCC-1 financing statement); (c) pledges and security interests prohibited by applicable law, rule, regulation (in each case, except to the extent such prohibition is unenforceable after giving effect to applicable provisions of the Uniform Commercial Code of any applicable jurisdiction or similar laws) or which could require governmental (including regulatory)
consent, approval, license or authorization to be pledged (unless such consent, approval, license or authorization has been received and after giving effect to the applicable anti-assignment provisions of the
Uniform Commercial Code of any applicable jurisdiction); (d) subject to the last sentence of this definition, equity interests in any Person other than wholly-owned Subsidiaries to the extent not permitted by the terms of such Person’s organizational or joint venture documents after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction; (e)
any lease, license or other agreement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or create a right of termination in favor of any other party thereto (other than the Borrower or any Affiliate thereof) after giving effect to the applicable anti-

assignment provisions of the Uniform Commercial Code of any applicable jurisdiction or similar laws; (f)
those assets as to which the Administrative Agent and the Borrower reasonably agree that the cost or other consequence of obtaining such a security interest or perfection thereof are excessive in relation to the value afforded thereby; (g) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby after giving effect to the applicable anti-assignment provisions of the
Uniform Commercial Code of any applicable jurisdiction or similar laws; (h) “intent-to-use” trademark applications prior to the filing and acceptance of a statement of use; (i) any amount on deposit from time to time in the Hillcrest Account; (j) solely to the extent required to be excluded from Collateral by the
Relative Rights Agreement, (i) the Purchased Option Assets, (ii) any Landlord Exclusive Assets, (iii) any
Authorizations, (iv) any Facility Provider Agreements, (v) any leasehold mortgage interest or any other claim in the Master Lease or (vi) any real or personal property (including equipment and fixtures) owned by the Landlord (as each such term used in this clause (j) is defined in the Relative Rights Agreement);
(k) any equipment or other asset subject to Liens securing the ETMC Acquisition, Permitted Acquisitions,
Sale and Leaseback Transactions, Securitization Transactions (solely with respect to Collateral of a type that would not constitute ABL Priority Collateral), capital lease obligations or other purchase money debt, in each case, to the extent such transaction is permitted under this Agreement, if the contract or other agreement providing for such debt or capital lease obligation prohibits or requires the consent of any third party as a condition to the creation of any other security interest on such equipment or asset (provided in the case of acquired assets, such prohibition was in existence at the time of such acquisition and not created in contemplation thereof) and, in each case, such prohibition or requirement is permitted under the
Loan Documents; (l) all of the equity interests in and assets of Sherman/Grayson Health System, LLC,
LHP Sherman/Grayson, LLC; and (m) any management agreement in respect of a Joint Venture that is directly or indirectly owned (in part) by LHP and any management agreement in respect of a Physician
Group (other than, for the avoidance of doubt, any fees from such management agreement and other amounts payable to the manager); provided that, each Loan Party shall use commercially reasonable efforts to ensure that any management agreement in respect of a Joint Venture or Physician Group entered into after the Original Closing Date shall not have any restrictions on granting any liens on, or security interests in, the rights of such Loan Party in such management agreement. In addition, notwithstanding anything to the contrary contained in this Agreement or in any other Loan Documents, (1) no landlord, mortgagee or bailee waivers shall be required, (2) no notices shall be required to be sent to account debtors or other contractual third parties prior to the occurrence and during the continuance of any Event of Default, (3) no foreign-law governed Collateral Documents or perfection under foreign law shall be required, (4) the portion of any cash held by any ETMC Subsidiary that represents cash that would be required to be distributed by the ETMC JV for the benefit of unaffiliated third parties that are not Loan
Parties pursuant to the ETMC JV Agreement shall not be considered Collateral, (5) no control agreements shall be required to be placed on any deposit or security accounts held by an ETMC Subsidiary (other than in respect of the Pledged ETMC Distribution Account) so long as such ETMC Subsidiary is subject to the terms of the ETMC JV Agreement (each, an “Excluded ETMC Account”), (6) the equity interests owned by any Loan Party in the ETMC JV shall not constitute Excluded Property and (7) no control agreements shall be required in connection with any “Excluded Deposit Account” (as defined in the ABL
Credit Agreement).
“Excluded Subsidiary” means any (i) Captive Insurance Subsidiary (or any Subsidiary thereof),
(ii) Domestic Subsidiary of any Foreign Subsidiary of the Borrower that is a CFC, (iii) FSHCO, (iv)
subject to the proviso in the definition of “Joint Venture”, Subsidiary that is prohibited by the constituent documents of such entity (to the extent such agreement was entered into in good faith and not with the purpose of avoiding the giving of a guarantee), applicable law, rule, regulation or contract (with respect to any such contract, only to the extent existing on the Original Closing Date or the date the applicable
Person becomes a direct or indirect Subsidiary of the Borrower and so long as any such restriction in any contract is not entered into in contemplation of such Subsidiary becoming a Subsidiary) from guaranteeing the Loans or which would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee (unless such consent, approval, license or authorization has been received and upon such receipt, such Subsidiary shall be subject to Section 7.12), (v) non-Wholly
Owned Subsidiary, (vi) Subsidiary where the Borrower and the Administrative Agent reasonably agree that the cost or other consequence of providing a guarantee is excessive in relation to the value afforded thereby, (vii)an Unrestricted Subsidiary, (viii) each of the Subsidiaries identified as “Excluded” on
Schedule 6.13, and (ix) each Receivables Subsidiary. Notwithstanding the foregoing, after the Ventas
Purchase Option Assignment, in no event shall any Tenant Subsidiary constitute an Excluded Subsidiary with respect to the Ventas Purchase Option Term Loans.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (a) Taxes imposed on or measured by its overall net income, and franchise Taxes imposed on it (in lieu of net income Taxes), by a jurisdiction (or any political subdivision thereof) as a result of such recipient being organized, having its principal office in, or in the case of any
Lender, having its applicable Lending Office in, such jurisdiction, (b) other than an assignee pursuant to a request by the Borrower under Section 11.16, any U.S. or non-U.S. federal withholding tax that is imposed on amounts payable to a Lender pursuant to any Laws in effect at the time such Lender becomes a party hereto (or designates a new Lending Office), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new Lending Office (or assignment), to receive additional amounts from any applicable Loan Party with respect to such withholding pursuant to
Section 3.01(a), (c) any withholding Tax that is attributable to such Person’s failure to comply with
Section 3.01(e), (d) any Taxes in the nature of branch profits tax within the meaning of Section 884(a) of the Internal Revenue Code imposed by any jurisdiction described in clause (a), and (e) any U.S. federal withholding Tax imposed under FATCA.
“Exclusion Event” means an event or related events resulting in the exclusion of the Borrower or any of its Subsidiaries from participation in any Medical Reimbursement Program.
“Existing Credit Agreement” has the meaning set forth in the preliminary statements to this
Agreement.
“Existing Incremental Term Loan Maturity Date” has the meaning set forth in Section 2.17(a).
“Existing Term Loan Maturity Date” has the meaning set forth in Section 2.17(a).
“Extended Incremental Term Loan Maturity Date” has the meaning set forth in Section 2.17(b).
“Extended Term Loan Maturity Date” has the meaning set forth in Section 2.17(b).
“Extending Term Lenders” has the meaning set forth in Section 2.17(b).
“Facilities” means, at any time, a collective reference to the facilities and real properties owned, leased or operated by the Borrower or any Subsidiary.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this
Agreement, or any amended or successor version that is substantively comparable and not materially more onerous to comply with, any current or future regulations or official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Internal Revenue Code (or any

amended or successor version described above), and any intergovernmental agreements (and any related laws or official administrative guidance) implementing the foregoing.
“Federal Funds Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New
York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time)
and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the
federal funds effective rate; provided, that if the Federal Funds Rate for any day is less than zero, the
Federal Funds Rate for such day will be deemed to be zero.
“Fee Letter” means that certain fee letter dated as of the Effective Date between the Borrower and the Administrative Agent.
“FIRREA” means the Federal Institutions Reform, Recovery and Enforcement Act of 1989, as
amended.
“Fixed Charge Coverage Ratio” means as of any date of determination, with respect to the
Borrower and its Restricted Subsidiaries, the ratio of (x) the aggregate amount of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which financial statements have been delivered pursuant to Section 7.01(a) or (b) to (y) Fixed Charges for such four fiscal quarters.
“Fixed Charges” means, with respect to any specified Person for any period, the sum, without duplication, of:
(1)the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period;
(2)the Consolidated Interest Expense of such Person and its Restricted Subsidiaries that was capitalized during such period; and
(3)all dividends paid, in cash, Cash Equivalents or Indebtedness during such period on any series of Disqualified Capital Stock of such Person or on Preferred Stock of its Non-Guarantor Restricted
Subsidiaries payable to a party other than the Borrower or a Restricted Subsidiary on a consolidated basis and in accordance with GAAP.
(4)if since the beginning of such period any Person (that subsequently became a Subsidiary
(excluding all Unrestricted Subsidiaries) or was merged or consolidated with or into the Borrower or any
Subsidiary (excluding all Unrestricted Subsidiaries) since the beginning of such period) will have incurred any Indebtedness or discharged any Indebtedness, made any disposition or any Investment or acquisition of assets or property that would have required an adjustment pursuant to clause (1), (2) or (3)
above if made by the Borrower or a Subsidiary (excluding all Unrestricted Subsidiaries) during such period, Consolidated EBITDA and Fixed Charges for such period will be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period.
For purposes of this definition, whenever pro forma effect is to be given to any calculation under this definition, the pro forma calculations will be determined in good faith by a responsible financial or accounting Officer of the Borrower to reflect, without duplication, cost savings, synergies and operating expense reductions resulting from such Investment, acquisition, disposition, merger or consolidation, in each case calculated in accordance with and permitted by the definition of “Consolidated EBITDA.” If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness will be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such
Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months). If any
Indebtedness that is being given pro forma effect bears an interest rate at the option of the Borrower, the interest rate shall be calculated by applying such optional rate chosen by the Borrower.
“Flood Insurance Laws” means collectively, (i) National Flood Insurance Reform Act of 1994
(which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster
Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood
Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the
Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“FSHCO” means any Domestic Subsidiary that owns no material assets other than the equity interests of one or more Foreign Subsidiaries of the Borrower that is a CFC.
“Funded Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)all obligations for borrowed money, whether current or long-term (including the
Obligations) and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments (excluding, for the avoidance of doubt, in all cases any undrawn amounts under the ABL Facility or any other revolving credit facilities);
(b)all purchase money Indebtedness;
(c)the principal portion of all obligations under conditional sale or other title retention agreements relating to Property purchased by the Borrower or any Restricted Subsidiary
(other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);
(d)all obligations arising under bankers’ acceptances, bank guaranties, surety bonds and similar instruments, but excluding all obligations arising under letters of credit;
(e)all obligations in respect of the deferred purchase price of property or services
(other than trade accounts payable and accrued expenses in the ordinary course of business and purchase price adjustments), including without limitation, any Earn-Out Obligations;
(f)all Attributable Indebtedness with respect to Capital Leases, Synthetic Leases and Sale Leaseback Transactions;
(g)all Attributable Indebtedness with respect to Securitization Transactions;
(h)all preferred stock or other equity interests providing for mandatory redemptions, sinking fund or like payments prior to the Maturity Date for Term Loans or, if any Incremental
Term Loans shall be outstanding, the maturity date for such Incremental Term Loans

(“Redeemable Stock”); provided that Redeemable Stock shall not include any preferred stock or other equity interest subject to mandatory redemption if (i) such mandatory redemption may be satisfied by delivering common stock or some other equity interest not subject to mandatory redemption or (ii) such mandatory redemption is triggered solely by reason of a “change of control” and is not required to be paid until after the Obligations are paid in full;
(i)all Funded Indebtedness of others to the extent secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by the Borrower or any Restricted Subsidiary, whether or not the obligations secured thereby have been assumed (other than any rights of LeaseCo under the Relative Rights Agreement);
(j)all Guarantees with respect to Indebtedness of the types specified in clauses (a)
through (i) above of another Person; and
(k)all Indebtedness of the types referred to in clauses (a) through (j) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or joint venturer, except to the extent that Indebtedness is expressly made non-recourse to such Person.
For purposes hereof, (x) the amount of any direct obligation arising under bankers’ acceptances, bank guaranties, surety bonds and similar instruments, but excluding all obligations arising under letters of credit, shall be the maximum amount available to be drawn thereunder and (y) the amount of any
Guarantee shall be the amount of the Indebtedness subject to such Guarantee.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified
Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Governmental Reimbursement Program Cost” means with respect to and payable by the
Borrower and its Restricted Subsidiaries the sum of:
(i)all amounts (including punitive and other similar amounts) agreed to be paid or payable (A) in settlement of claims or (B) as a result of a final, non-appealable judgment, award or similar order, in each case, relating to participation in Medical Reimbursement Programs;
(ii)all final, non-appealable fines, penalties, forfeitures or other amounts rendered pursuant to criminal indictments or other criminal proceedings relating to participation in Medical
Reimbursement Programs; and
(iii)the amount of final, non-appealable recovery, damages, awards, penalties, forfeitures or similar amounts rendered in any litigation, suit, arbitration, investigation, review or other legal or administrative proceeding of any kind relating to participation in Medical
Reimbursement Programs.

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other payment obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other payment obligation of the payment or performance of such Indebtedness or other payment obligation, (iii)
to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such
Indebtedness or other payment obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other payment obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary payment obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.
“Guaranteed Obligations” has the meaning set forth in Section 4.06.
“Guarantors” means Parent and each Material Domestic Subsidiary of the Borrower identified on the signature pages hereto as a “Guarantor” and each other Person that joins as a Guarantor pursuant to
Section 7.12, together with their successors and permitted assigns; provided that no Excluded Subsidiary
(including the ETMC JV) shall be required to be a Guarantor.
“Guaranty” means the Guaranty made by the Guarantors in favor of the Administrative Agent and the Lenders pursuant to Article IV hereof.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, per- or polyfluoroalkyl substances, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any
Environmental Law.
“HHS” means the United States Department of Health and Human Services and any successor thereof.
“Hillcrest Account” means that certain Deposit Account with the Bank of Oklahoma in the name of AHS Hillcrest Medical Center, LLC, and having the account number 209932452, into which funds in an initial amount approximately equal to $25,000,000 have been deposited and from which funds will be paid or payable to the Underlying Claim Holder (as defined in the Ardent Acquisition Agreement as in effect on the Original Closing Date) (including any fines, penalties, assessments, fees, expenses, costs, judgments, awards and interest and any amount paid with respect to any settlement of a Proceeding (as defined in the Ardent Acquisition Agreement as in effect on the Original Closing Date)) with respect to the Underlying Claim (as defined in the Ardent Acquisition Agreement as in effect on the Original
Closing Date).
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act amendments to the American

Recovery and Reinvestment Act of 2009, and as the same may be amended, modified or supplemented from time to time, and any successor statute thereto, and any and all rules or regulations promulgated from time to time thereunder.
“HIPAA Standards” has the meaning specified in Section 7.08.
“HMO” means any health maintenance organization, managed care organization, any Person doing business as a health maintenance organization or managed care organization, or any Person required to qualify or be licensed as a health maintenance organization or managed care organization under applicable federal or state law (including, without limitation, HMO Regulations).
“HMO Business” means the business of owning and operating an HMO or other similar regulated entity or business.
“HMO Entity” means a Person that is capitalized or licensed as an HMO, conducting HMO
Business or providing managed care services.
“HMO Regulations” means all laws, regulations, directives and administrative orders applicable under federal or state law to any HMO Entity (and any regulations, orders and directives promulgated or issued pursuant to any of the foregoing) and all applicable sections of Subchapter XI of Title 42 of the
United States Code (and any regulations, orders and directives promulgated or issued pursuant thereto, including, without limitation, Part 417 of Chapter IV of Title 42 of the Code of Federal Regulations).
“Hospital” means a hospital, outpatient clinic, outpatient surgical center, long-term care facility, diagnostic facility, medical office building or other facility or business that is used or useful in or related to the provision of healthcare services.
“Impacted Loans” has the meaning set forth in Section 3.03(a).
“Incremental Amendment” has the meaning specified in Section 2.14(d).
“Incremental Term Loan Extension Effective Date” has the meaning set forth in Section 2.17(b).
“Incremental Term Loans” has the meaning specified in Section 2.14(a).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)all Funded Indebtedness and all obligations arising under letters of credit
(including standby and commercial);
(b)net obligations under any Swap Contract;
(c)all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) and (b) above of any other Person; and
(d)all Indebtedness of the types referred to in clauses (a) through (c) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Restricted Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such
Restricted Subsidiary.

For purposes hereof (x) the amount of any direct obligations arising under letters of credit
(including standby and commercial) shall be the maximum amount available to be drawn thereunder, (y)
the amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap
Termination Value thereof as of such date and (z) the amount of any Guarantee shall be the amount of the
Indebtedness subject to such Guarantee; provided that, notwithstanding the foregoing, Indebtedness shall be deemed not to include any Physician Support Obligations or any obligations arising under the Master
Lease (and, for the avoidance of doubt, any Physician Support Obligations and obligations arising under the Master Lease shall be exempt from Section 8.03).
“Indemnified Liabilities” has the meaning set forth in Section 11.05.
“Indemnified Taxes” means any Taxes other than Excluded Taxes and Other Taxes.
“Indemnitees” has the meaning set forth in Section 11.05.
“Indenture Trustee” means U.S. Bank National Association, as trustee under the 2029 Notes
Indenture.
“Initial Term Commitment” means (a) as to each Person, the obligation of such Person to have made an Initial Term Loan on the Effective Date to the Borrower pursuant to Section 2.01 in the principal amount set forth opposite such Person’s name on Schedule 2.01 under the heading “Initial Term
Commitment” and (b) in the case of any Lender that becomes a Lender after the Effective Date, the amount specified as such Lender’s “Initial Term Commitment” in the Assignment and Assumption
pursuant to which such Lender assumed a portion of the aggregate Initial Term Commitment, in each case as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the
Initial Term Commitments on the Effective Date is $900,000,000.
“Initial Term Lender” means any Lender that ~~has~~had an Initial Term Commitment or any Lender that ~~has~~ purchased an Initial Term Loan pursuant to one or more Assignment and Assumptions in accordance with the terms hereof, in each case, prior to the Amendment No. 2 Effective Date.
“Initial Term Loans” means the Term Loans made by the Initial Term Lenders to the Borrower on the Effective Date pursuant to Section 2.01(a).
“Insurer” means a Person that insures a Patient against certain of the costs incurred in the receipt by such Patient of Medical Services, or that has an agreement with a Loan Party to compensate such Loan
Party for providing services to a Patient.
“Intercompany Note” means a promissory note substantially in the form of Exhibit K, or such other promissory note that shall be reasonably satisfactory to the Administrative Agent; it being understood that (x) the Required Payment Intercompany Note and (y) the intercompany notes evidencing
(i) the Working Capital Intercompany Loans and (ii) the intercompany loan permitted under Section
8.02(ee)(iii) constitute “Intercompany Notes.”
“Intercompany Security Documents” means each security agreement, pledge agreement, mortgage, deed of trust or other security document reasonably requested by, and in form and substance reasonably satisfactory to, the Administrative Agent, in each case executed by a Non-Guarantor
Restricted Subsidiary in favor of any Loan Party in accordance with the terms hereof, with such modifications thereto as are necessary to be in compliance with applicable state law (any such modifications to be reasonably acceptable to the Administrative Agent).

“Intercreditor Agreement” means (i) if the ABL Credit Agreement in effect is the ABL Credit
Agreement described in clause (i) of the definition thereof, the Intercreditor Agreement dated the Original
Closing Date among the Administrative Agent, the ABL Administrative Agent and the other parties from time to time party thereto substantially in the form attached hereto as Exhibit P (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) and (ii) in all other cases, any Refinancing Intercreditor Agreement.
“Interest Payment Date” means (a) as to any Loan other than a Base Rate Loan, the last Business
Day (subject to Section 2.12(b)) of each Interest Period applicable to such Loan and the Maturity Date for such Loan; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be
Interest Payment Dates; and (b) as to any Base Rate Loan, the first day of each calendar quarter and the
Maturity Date with respect to such Base Rate Loan.
“Interest Period” means as to each Term SOFR Loan, the period commencing on the date such
Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one, three, six or, if available to, and upon the consent of the Administrative Agent and all applicable
Lenders, such other period that is twelve months or less, as selected by the Borrower in its Loan Notice;
provided that:
(i)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(ii)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such
Interest Period; and
(iii)no Interest Period shall extend beyond the Maturity Date with respect to such
Term SOFR Loan.
“Interest Rate Agreement” means, with respect to any Person any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement as to which such Person is party or a beneficiary.
“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such
Person, whether by means of (a) the purchase or other acquisition of Capital Stock of another Person, (b)
a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) an Acquisition; provided that, notwithstanding anything to the contrary set forth herein or in any other Loan Document, the LHP Cash
Management Transfer System shall not constitute Investments. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any Property of the Borrower or any Restricted Subsidiary which gives rise to the receipt by the Borrower or any Restricted Subsidiary of insurance proceeds or condemnation awards to replace or repair such Property.
“IP Rights” has the meaning set forth in Section 6.17.
“IRS” means the United States Internal Revenue Service.
“Joint Book Runners” means Bank of America, Barclays and JPMorgan, in their capacities as joint lead arrangers and joint book runners under any of the Loan Documents.
“Joint Venture” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (a) of which less than a majority of the shares of Capital Stock having ordinary voting power for the election of directors or other governing body (other than Capital Stock having such power only by reason of the happening of a contingency) are at the time beneficially owned, directly, or indirectly through one or more intermediaries, or both, by such Person and (b) which is not otherwise a Subsidiary of such Person; provided, however, that Parent and the other Loan Parties shall cause each of their respective Subsidiaries and Affiliates to use commercially reasonable efforts to ensure that any Joint Venture Agreements entered into after the Effective Date shall not have any restrictions on granting any liens on, or security interests in, the Capital Stock held directly or indirectly by a Loan Party in such Joint Venture. Unless otherwise specified, all references herein to a “Joint Venture” or to “Joint
Ventures” shall refer to a Joint Venture or Joint Ventures of the Borrower.
“Joint Venture Agreements” means the Organization Documents of any Joint Venture existing from time to time.
“JPMorgan” means JPMorgan Chase Bank, N.A. and its successors.
“JV Clinical Management Agreement” means that certain UTHSCT Clinical Operations
Management Agreement, dated as of February 26, 2018, between ETMC JV and UT Tyler.
“JV Management Agreement” means that certain Company Management Agreement, dated as of
February 26, 2018, between ETMC JV and AHS East Texas.
“JV Sub-Management Agreement” means that certain Company Management Agreement, dated as of February 26, 2018, between ETMC JV and AHS Management Company, Inc.
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental
Authority, in each case whether or not having the force of law.
“LCT Election” has the meaning specified in Section 1.08.
“LCT Test Date” has the meaning specified in Section 1.08.

“LeaseCo” means collectively, the entities listed on the Schedule of Landlords attached to the
Relative Rights Agreement, each a wholly-owned affiliate of Ventas, and their successors, replacements and permitted assigns in such capacity.
“Lender” means (a) each of the Persons identified as a “Lender” on the signature pages to the
Amendment and Restatement Agreement and their successors and permitted assigns and (b) other Term
Loan Lenders,
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.
“LHP” means LHP Hospital Group, Inc.
“LHP/ETMC ABL Facility Silo” means the ETMC Credit Facility (as defined in the ABL Credit
Agreement).
“LHP Cash Management Transfer System” means the ordinary course transfer of funds among
LHP, its Subsidiaries and Joint Ventures, in each case consistent with past practices.
“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).
“Limited Condition Acquisition” means any acquisition of an Acquired Entity or Business the consummation of which is not conditioned on the availability of financing.
“Loan Documents” means this Agreement, the Amendment and Restatement Agreement,
Amendment No. 1, Amendment No. 2, each Term Note, the Collateral Documents, the Intercreditor
Agreement, the Relative Rights Agreement, each Loan Notice, each Excess Cash Certificate, the Fee
Letter and each other document, instrument or agreement from time to time executed by the Parent, the
Borrower or any other Loan Party and delivered in connection with this Agreement (including, without limitation, in connection with the Ventas Purchase Option Term Loans).
“Loan Notice” means a notice of (a) a Borrowing of a Term Loan, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit D or such other form as may be reasonably approved by the
Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be reasonably approved by the Administrative Agent), appropriately completed and signed by a
Responsible Officer of the Borrower.
“Loan Parties” means, collectively, the Borrower and the Guarantors.
“Loans” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan or Incremental Term Loan, as applicable. For the avoidance of doubt, after the consummation of the Ventas Purchase Option and the transactions contemplated by Section 2.18, any reference to “Loans” shall be deemed to refer to Ventas Purchase Option Term Loans and/or Non-Ventas
Purchase Option Term Loans, as applicable.

“Master Lease” means that certain Master Lease Agreement, dated as of August 4, 2015, among
LeaseCo and certain of Affiliates of the Borrower, regarding the lease of LeaseCo’s Real Property to the
Borrower and its Subsidiaries, as amended, restated, supplemented or otherwise modified from time to time.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), or financial condition of the
Borrower and its Restricted Subsidiaries, taken as a whole; (b) a material impairment of the ability of the
Borrower and the Guarantors taken as a whole to perform their obligations under the Loan Documents; (c)
a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or any Guarantor of any Loan Document to which it is a party or (d) a material impairment of the rights of or benefits or remedies available to the Lenders or the Administrative Agent taken as a whole under any Loan
Document.
“Material Domestic Subsidiary” means any Wholly Owned Domestic Subsidiary of the Borrower that is a Restricted Subsidiary and (a) as of the end of any fiscal quarter period, has total assets with a book value averaging greater than 2.5% of the total assets of the Borrower and its Restricted Subsidiaries taken as a whole or (b) has revenues for the most recent twelve-month period greater than 2.5% of the total revenues for the most recent twelve-month period in the aggregate of the Borrower and its Restricted
Subsidiaries taken as a whole; provided that if, at any time and from time to time after the Effective Date,
Wholly Owned Domestic Subsidiaries that are Restricted Subsidiaries but are not Guarantors solely because they do not meet the thresholds set forth in clauses (a) or (b), together with the other Domestic
Subsidiaries that are Restricted Subsidiaries but are not Guarantors (including (x) all Captive Insurance
Subsidiaries (and any Subsidiaries thereof), but excluding (y) all non-Wholly Owned Subsidiaries and
Joint Ventures) have in the aggregate total assets with a book value averaging greater than 5% of the total assets of the Borrower and its Restricted Subsidiaries taken as a whole or have in the aggregate revenues for the most recent twelve-month period greater than 5% of the total revenues for the most recent twelve-
month period of the Borrower and its Restricted Subsidiaries taken as a whole, then the Borrower shall, not later than forty-five (45) days after the date by which financial statements for such quarter are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Wholly Owned Domestic Subsidiaries that are Restricted Subsidiaries as “Material Domestic
Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 7.12 applicable to such Subsidiary (other than Excluded Subsidiaries).
“Maturity and Weighted Average Life to Maturity Limitations” has the meaning set forth in
Section 2.14(b).
“Maturity Date” means the date that is the seven year anniversary of the Effective Date, or, if such day is not a Business Day, the immediately succeeding Business Day.
“Maximum Rate” has the meaning set forth in Section 11.10.
“Medicaid” means that means-tested entitlement program under Title XIX of the Social Security
Act, which provides federal grants to states for medical assistance based on specific eligibility criteria, as set forth at Section 1396, et seq. of Title 42 of the United States Code, as amended, and any statute succeeding thereto.
“Medicaid Provider Agreement” means an agreement entered into between a state agency or other such entity administering the Medicaid program and a health care provider or supplier under which the health care provider or supplier agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.
“Medicaid Regulations” means, collectively, (i) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting Medicaid and any statutes succeeding thereto; (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental
Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (ii) above, in each case as may be amended, supplemented or otherwise modified from time to time.
“Medical Reimbursement Programs” means a collective reference to the Medicare, Medicaid and
TRICARE programs and any other health care program operated by or financed in whole or in part by any foreign or domestic federal, state or local government and any other non-government funded third party payor programs.
“Medical Services” means medical and health care services provided to a Patient, including, but not limited to, medical and health care services provided to a Patient and performed by a Loan Party which are covered by a policy of insurance issued by an Insurer, and includes physician services, nurse and therapist services, dental services, hospital services, skilled nursing facility services, comprehensive outpatient rehabilitation services, home health care services, residential and out-patient behavioral healthcare services, and medicine or health care equipment provided by a Loan Party to a Patient for a necessary or specifically requested valid and proper medical or health purpose.
“Medicare” means that government-sponsored entitlement program under Title XVIII of the
Social Security Act, which provides for a health insurance system for eligible individuals, as set forth at
Section 1395, et seq. of Title 42 of the United States Code, as amended, and any statute succeeding thereto.
“Medicare Provider Agreement” means an agreement entered into between CMS or other such entity administering the Medicare program on behalf of CMS, and a health care provider or supplier under which the health care provider or supplier agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.
“Medicare Regulations” means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting Medicare and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including, without limitation, CMS, the OIG, HHS, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.
“MFN Provisions” has the meaning set forth in Section 2.14(b).

“MOB Disposition” has the meaning set forth in Section 8.05(iii).
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Mortgage Instrument” means the fully executed and notarized mortgages, deeds of trust or deeds to secure debt executed by a Loan Party in favor of the Administrative Agent, as the same may be amended, modified, restated or supplemented from time to time.
“Mortgaged Property” means (a) the Real Property identified on Schedule 1.01 and (b) each owned Real Property of the Loan Parties which shall be required to be encumbered by a Mortgage
Instrument delivered after the Original Closing Date pursuant to Section 7.14.
“Multiemployer Plan” means any employee benefit plan of the type described in Section
4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
“NAIC” means the National Association of Insurance Commissioners, a national organization of insurance regulators.
“Net Cash Proceeds” means the aggregate cash or Cash Equivalents proceeds received by the
Borrower or any Restricted Subsidiary in respect of any Disposition (including the sale of the Capital
Stock in any Joint Venture), Debt Issuance or Involuntary Disposition, net of (a) direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes paid or payable as a result thereof and (c) in the case of any Disposition or
Involuntary Disposition by the Borrower or any Restricted Subsidiary thereof, the amount necessary to retire any Indebtedness secured by a Permitted Lien (ranking senior to any Lien of the Administrative
Agent) on the related Property; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by the Borrower or any Restricted Subsidiary in any Disposition, Debt Issuance or
Involuntary Disposition; provided, however, that if in connection with a Disposition or Involuntary
Disposition the Borrower shall deliver a certificate of a Responsible Officer to the Administrative Agent
at the time of receipt thereof setting forth the Borrower’s intention to reinvest such proceeds in productive assets of a kind then used or usable in the business of the Borrower and its Restricted Subsidiaries
(including assets acquired in a Permitted Acquisition), such proceeds shall not constitute Net Cash
Proceeds if (x) within one (1) year of receipt thereof such proceeds are so reinvested and (y) no Event of
Default shall have occurred and shall be continuing at the time of such certificate or at the time such proceeds are contractually committed to be used; provided further that if prior to the end of such one (1)
year period, such proceeds have not been reinvested but have been contractually committed to be so reinvested, such proceeds shall not constitute Net Cash Proceeds except to the extent not actually reinvested within an additional 180-day period following such one (1) year period, at which time such proceeds shall be deemed to be Net Cash Proceeds.
“Non-Converting Consenting Lender” means a Lender that has elected to be a “Non-Converting
Consenting Lender” on its signature page to Amendment No. 2.
“Non-Debt Fund Affiliate” shall mean an Affiliate of the Borrower that is not a Debt Fund
Affiliate or a Purchasing Borrower Party.
“Non-Extending Term Lenders” has the meaning set forth in Section 2.17(b).

“Non-Guarantor Restricted Subsidiary” means any Restricted Subsidiary of the Borrower which is not a Loan Party.
“Non-Ventas Purchase Option Term Loans” means the Term Loans outstanding after giving effect to the Ventas Purchase Option Assignment that are not Ventas Purchase Option Term Loans.
“Non-Recourse Debt” means Indebtedness of a Person:
(1)as to which neither the Borrower nor any Restricted Subsidiary (a) provides any
Guarantee or credit support of any kind (including any undertaking, Guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (b) is directly or indirectly liable (as a guarantor or otherwise); and
(2)no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Borrower or any Restricted Subsidiary to declare a default under such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.
“Non-Tenant Joinder Agreement” means a joinder agreement substantially in the form of Exhibit
J-1 executed and delivered by a Domestic Restricted Subsidiary (other than a Tenant Subsidiary) in accordance with the provisions of Section 7.12.
“Non-Tenant Subsidiary Pledge Agreement” means the Pledge Agreement in the form of Exhibit
B-1 dated as of the Original Closing Date executed in favor of the Administrative Agent by each of the
Loan Parties (other than the Tenant Subsidiaries), as amended, modified, restated or supplemented from time to time.
“Non-Tenant Subsidiary Security Agreement” means the Security Agreement substantially in the form of Exhibit C-1 dated as of the Original Closing Date executed in favor of the Administrative Agent by each of the Loan Parties (other than any Tenant Subsidiaries), as amended, modified, restated or supplemented from time to time.
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
“OID” has the meaning assigned in Section 2.14(b).
“OIG” means the Office of Inspector General of HHS and any successor thereof.
“Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any
non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Original Closing Date” means June 28, 2018.
“Other Appointment and Resignation Documentation” has the meaning assigned to such term in the Amendment and Restatement Agreement.
“Other Taxes” has the meaning set forth in Section 3.01(b).
“Outstanding Amount” means with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of any
Loans occurring on such date.
“PACE Financing” shall mean a financing secured by a real estate tax assessment on a property in accordance with state and local Laws.
“Parent” has the meaning provided in the introductory paragraph hereto.
“Participant” has the meaning assigned in Section 11.07(d).
“Participant Register” has the meaning set forth in Section 11.07(d).
“Patient” means any Person receiving Medical Services from a Loan Party and all Persons legally liable to pay a Loan Party for such Medical Services other than Insurers.
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section
3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.
“Permitted Acquisition” means, subject to Section 1.08, an Acquisition of at least a majority of the Voting Stock and the Capital Stock of a Person that becomes a Restricted Subsidiary or an
Acquisition of a substantial portion of the Property of a Person by a Borrower or a Restricted Subsidiary;
provided that (i) the Property acquired (or the Property of the Person acquired) in such Acquisition is used or useful in the same or a substantially similar line of business (or complementary, supplemental or ancillary thereto) as the Loan Parties and their Subsidiaries, (ii) in the case of an Acquisition of the
Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (iii) immediately prior to and after giving effect to any such Acquisition, no Event of Default shall have occurred and be continuing, (iv) if the aggregate consideration for such Acquisition (including Earn-Out Obligations exceeding $10,000,000 in the aggregate, cash and non-cash consideration, any deferred capital expenditures and any assumption of liabilities, but excluding (A) any Equity Issuance made to the applicable seller as part of the purchase price, (B) any portion of the purchase price funded, directly or indirectly, with the proceeds of any

Equity Issuance and (C) any purchase price and/or working capital adjustments) exceeds $10,000,000 in the aggregate, such Person’s operations, assets and property shall not be subject (directly or indirectly) to the ETMC JV Agreement and (v) the acquired Person and its Subsidiaries and/or the entity that acquires such Property, as applicable, shall become Guarantors and pledge Collateral to the extent required pursuant to Section 7.12 and Section 7.14; provided further that the aggregate amount of Permitted
Acquisitions of Non-Guarantor Restricted Subsidiaries and of entities that become ETMC Subsidiaries and Permitted Acquisitions by Non-Guarantor Restricted Subsidiaries or ETMC Subsidiaries, when taken together with the aggregate amount of Investments pursuant to Section 8.02(i) shall not exceed the greater of (x) $140,000,000 and (y) 30% of Consolidated EBITDA.
“Permitted Investments” means, at any time, Investments by the Borrower and its Restricted
Subsidiaries permitted to exist at such time pursuant to the terms of Section 8.02.
“Permitted IRB Transaction” means any transaction in which (x) a Governmental Authority issues industrial revenue bonds or other similar tax-exempt securities (the “Applicable Securities”) in connection with the financing of assets (the “Applicable Assets”) that would not otherwise qualify as
Collateral (including any issuances in connection with financing the business acquired pursuant to the
Topeka Acquisition) and (y) the Borrower or a Restricted Subsidiary purchases in cash (the “Applicable
Cash”) such Applicable Securities; provided that (a) no Person other than the Borrower or a Restricted
Subsidiary may hold such Applicable Securities or be entitled to exercise any rights or remedies with respect thereto, (b) no assets other than the Applicable Assets or the Applicable Cash may secure such
Applicable Securities and (c) neither the Borrower nor any Restricted Subsidiary may be an obligor with respect to such Applicable Securities.
“Permitted Liens” means, at any time, Liens in respect of Property of the Borrower and its
Restricted Subsidiaries permitted to exist at such time pursuant to the terms of Section 8.01.
“Permitted Merger” has the meaning set forth in Section 8.04.
“Permitted Sale Leaseback” means any Sale and Leaseback Transaction consummated by the
Borrower or any Restricted Subsidiary after the Original Closing Date; provided that (a) no Default or
Event of Default shall have occurred or be continuing or would result therefrom, (b) after giving pro forma effect thereto, the Senior Secured Net Leverage Ratio (calculated on a Pro Forma Basis) does not exceed 3.75:1.00, (c) no less than 75% of the aggregate consideration received in such Sale and
Leaseback Transaction shall be in cash and Cash Equivalents, (d) the Borrower or the applicable
Restricted Subsidiary shall receive at least fair market value (as determined by the Borrower in good faith) for any property disposed of in such Sale and Leaseback Transaction and (e) the Net Cash Proceeds
thereof shall be applied in accordance with Section 2.05(b)(ii).
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Physician Groups” means MPV New Jersey MD Services, P.C., and any other similar professional corporation, limited liability company, partnership or other entity that provides or arranges medical services in a state that only permits the equity interests of such entity to be held by one or more licensed physicians or licensed professionals or professional entities.

“Physician Support Obligation” means:
(1)a loan to or on behalf of, or a Guarantee of Indebtedness of or income of, (x) a physician or healthcare professional providing service to patients in the service area of a Hospital operated by the Borrower or any Restricted Subsidiary or (y) any independent practice association or other entity that is majority owned by any Person or group of Persons described in clause (x), in either case made or given by the Borrower or any Restricted Subsidiary
(a)in the ordinary course of its business; and
(b)pursuant to a written agreement having a period not to exceed five years; or
(2)Guarantees by the Borrower or any Restricted Subsidiary of leases and loans to acquire property (real or personal) for or on behalf of a physician, healthcare professional or any independent practice association or other entity that is majority owned by any Person or group of Persons described in clause (x) above providing service to patients in the service area of a Hospital operated by the Borrower or any Restricted Subsidiary.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA)
established or maintained by the Borrower.
“Platform” has the meaning specified in Section 7.02.
“Pledge Agreements” means the Tenant Subsidiary Pledge Agreement and the Non-Tenant
Subsidiary Pledge Agreement.
“Pledged ETMC Distribution Account” has the meaning specified in Section 8.16.
“Preferred Stock” as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) that is preferred as to the payment of dividends upon liquidation, dissolution or winding up.
“Prepayment Notice” means a notice by the Borrower to prepay Loans, which shall be substantially in the form of Exhibit E (or such other form as the Administrative Agent may approve).
“Privacy Standards” has the meaning specified in Section 7.08.
“Pro Forma Basis” means, for all purposes hereof, that any Disposition, Involuntary Disposition or Acquisition, any Approved Hospital Swap and the incurrence of any Loan or any Subordinated
Indebtedness shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period in respect of which financial statements have been delivered (or are already required to have been delivered) hereunder preceding the date of such transaction or incurrence. In connection with the foregoing, (a) with respect to any Disposition or Involuntary Disposition, (i) income statement and cash flow statement items (whether positive or negative) attributable to the Property disposed of shall be excluded to the extent relating to any period occurring prior to the date of such transaction and (ii)
Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period and (b) with respect to any Acquisition, (i) income statement items attributable to the
Person or Property acquired shall be included to the extent relating to any period applicable in such calculations to the extent (A) such items are not otherwise included in such income statement items for the Borrower and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.01 and (B) such items are supported by financial statements or other information reasonably satisfactory to the Administrative Agent and (ii) any Indebtedness incurred or assumed by the
Borrower or any Subsidiary (including the Person or Property acquired) in connection with such transaction and any Indebtedness of the Person or Property acquired which is not retired in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination. Furthermore, pro forma calculations of Consolidated EBITDA shall not give effect to anticipated cost savings, synergies, operating expense reductions and/or increases to Consolidated EBITDA for the applicable period, except in cases where factually supportable and identifiable pro forma cost savings and/or increases to
Consolidated EBITDA for the applicable period with respect to an Acquisition (in each case reasonably expected to occur within 24 months of the respective date of such Acquisition) that are attributable to such Acquisition are demonstrated in writing by the Borrower (with supporting calculations) to the
Administrative Agent at the time of the relevant Acquisition; provided, further, that the add backs for cost savings and/or increases to Consolidated EBITDA for any applicable period for all Acquisitions (other than the ETMC Acquisition and the Topeka Acquisition) shall not, without the written consent of the
Required Lenders, exceed twenty-five percent (25%) of Consolidated EBITDA prior to giving effect to such Acquisition for the applicable period.
“Pro Rata Share” means, with respect to such Lender’s outstanding Term Loan at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the principal amount of the Term Loan held by such Lender at such time and the denominator of which is the aggregate principal amount of the Term Loans outstanding at such time. The Pro Rata Share of each
Lender as of the Effective Date is set forth opposite the name of such Lender on Schedule 2.01.
“Property” means any interest of any kind in any property or asset, whether real, personal or mixed, or tangible or intangible.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Equity Offering” means an underwritten public offering of common stock of and by the
Parent (or any parent thereof) or the Borrower pursuant to a registration statement filed with the SEC in accordance with the Securities Act, which yields not less than $50,000,000 in Net Cash Proceeds to the
Parent (or any parent thereof) or the Borrower, as applicable.
“Public Lender” has the meaning set forth in Section 7.02.
“Purchasing Borrower Party” shall mean the Borrower or any Subsidiary of the Borrower that becomes an Eligible Assignee or Participant pursuant to Section 11.07(i).
“QFC” has the meaning set forth in Section 11.23.
“QFC Credit Support” has the meaning set forth in Section 11.23.
“Qualified Capital Stock” means any Capital Stock that is not Disqualified Capital Stock.
“Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding
$10,000,000 or that qualifies at such time as an “eligible contract participant” under the

Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or occupied by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.
“Receivables Subsidiary” means any special purpose Wholly Owned Subsidiary of the Borrower
(i) that acquires accounts receivable generated by the Borrower or any of its Subsidiaries, (ii) that engages in no operations or activities other than those related to a Securitization Transaction and (iii) except pursuant to Standard Securitization Undertakings, (x) no portion of the obligations (contingent or otherwise) of which is recourse to or obligates the Borrower or any of its Restricted Subsidiaries in any
way, and (y) with which neither the Borrower nor any of its Restricted Subsidiaries has any contract, agreement, arrangement or understanding other than on terms no less favorable to the Borrower or such
Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Borrower.
“Redeemable Stock” has the meaning specified in the definition of “Funded Indebtedness.”
“Refinancing Amendment” has the meaning assigned to such term in Section 2.16(c).
“Refinancing Effective Date” has the meaning assigned to such term in Section 2.16(a).
“Refinancing Intercreditor Agreement” means an intercreditor agreement among, inter alia, the
Administrative Agent and one or more representatives for holders of the ABL Facility, in form and substance reasonably acceptable to the Administrative Agent, as such intercreditor agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.
The Refinancing Intercreditor Agreement shall be substantially consistent with the Intercreditor
Agreement (but which may give effect to modifications determined by the Administrative Agent to be reasonably consistent with then current market practices and customs) and otherwise reasonably satisfactory to the Administrative Agent and the Borrower.
“Refinancing Term Loans” has the meaning assigned to such term in Section 2.16(a).
“Register” has the meaning set forth in Section 11.07(c).
“Relative Rights Agreement” means that certain relative rights agreement substantially in the form of Exhibit R hereto, dated as of the Original Closing Date, among, inter alia, the Administrative
Agent, the ABL Administrative Agent, the ABL Collateral Agent, the Indenture Trustee and LeaseCo,
setting out the relative rights and privileges of the Administrative Agent, the ABL Administrative Agent,
the ABL Collateral Agent, the Indenture Trustee and LeaseCo with respect to certain rights and remedies in respect of the permitted Creditor Obligations (as defined therein) and the Lease Obligations (as defined therein), as amended, restated, supplemented or otherwise modified from time to time.
“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any
successor thereto.

“Replacement Lender” has the meaning specified in Section 11.16.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty-day notice period has been waived.
“Repricing Event” means (i) any prepayment or repayment of the Term Loans with the proceeds of, or any conversion of Term Loans into, any new or replacement Indebtedness the primary purpose of which is to reduce the all-in-yield applicable to the Term Loans and (ii) any amendment to this
Agreement the primary purpose of which is to reduce the all-in-yield applicable to the Term Loans (other than any prepayment, repayment or amendment of this Agreement in connection with any transaction that would, if consummated, constitute a Change of Control or initial Public Equity Offering).
“Required Lenders” means, at any time, Lenders holding in the aggregate more than fifty percent
(50%) of the outstanding Term Loans and participations therein as such aggregate outstanding Term
Loans may be increased pursuant to Incremental Term Loans. The outstanding Term Loans held or deemed held by, any Defaulting Lender and the outstanding Term Loans held or deemed held by any
Non-Debt Fund Affiliate shall be excluded for purposes of making a determination of Required Lenders.
“Required Payment Intercompany Note” means that certain amended and restated promissory note, dated as of June 28, 2018, made by AHS East Texas in favor of AHS Legacy Operations, LLC in an initial aggregate principal amount equal to $205,000,000, as amended, restated, supplemented or modified from time to time.
“Rescindable Amount” has the meaning specified in Section 2.12(d)(i).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial
Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief financial officer, chief operating officer, controller, senior vice president, vice president or treasurer of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan
Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible
Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of the Parent, the Borrower or any Restricted
Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Capital Stock or of any option, warrant or other right to acquire any such Capital
Stock.
“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted
Subsidiary. The ETMC JV shall be considered a Restricted Subsidiary for all purposes of this Agreement and the other Loan Documents.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC
business.
“Sale and Leaseback Transaction” means, with respect to the Borrower or any Restricted
Subsidiary, any arrangement, directly or indirectly, with any person whereby the Borrower or such
Restricted Subsidiary shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.
“SEC” means the Securities and Exchange Commission or any Governmental Authority
succeeding to any of its principal functions.
“Secured Parties” means the Administrative Agent and the Lenders.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securitization Transaction” means any transaction or series of transactions that may be entered into by the Borrower or any Restricted Subsidiary pursuant to which the Borrower or any Restricted
Subsidiary may sell, convey or otherwise transfer pursuant to customary terms to a Receivables
Subsidiary or any other Person, or grant a security interest in, any accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Restricted Subsidiaries, and any assets related thereto, including all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, all proceeds of such accounts receivable and other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with sales, factoring or securitization transactions involving accounts receivable;
provided that no portion of the obligations (contingent or otherwise) is recourse to or obligates the
Borrower or any of its Restricted Subsidiaries in any way other than pursuant to the Standard
Securitization Undertakings.
“Security Agreements” means, collectively, the Tenant Subsidiary Security Agreement and the
Non-Tenant Subsidiary Security Agreement.
“Security Standards” has the meaning set forth in Section 7.08.
“Senior Secured Net Leverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) Consolidated Indebtedness that is secured by a Lien on any property or assets of the Borrower or any of its Restricted Subsidiaries as of such date minus (ii) unrestricted cash and Cash Equivalents held by the Borrower and its Restricted Subsidiaries on such date (provided that (x) any cash or Cash
Equivalents in (i) the LHP Cash Management Transfer System or (ii) that are held by an ETMC
Subsidiary that are not in the Pledged ETMC Distribution Account or, in each case, a Controlled Account shall be deemed to be restricted cash, and (y) any cash or Cash Equivalents received from CARES Act related funding (including any cash and Cash Equivalents in respect of Medicare accelerated payments and payroll tax deferrals) shall be deemed to be restricted cash for so long as such cash and cash equivalents are required to be repaid) to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended.
“Significant Subsidiary” means any Restricted Subsidiary that would be a “Significant
Subsidiary” of the Borrower within the meaning of Rule 1-02 under Regulation S-X promulgated by the
U.S. Securities and Exchange Commission, as in effect on the Effective Date.

“Similar Business” means any business conducted or proposed to be conducted by the Borrower and its Restricted Subsidiaries on the Effective Date or any business that is similar, reasonably related, incidental, complementary or ancillary thereto, or that constitutes a reasonable extension or expansion thereof.
“SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve
Bank of New York (or a successor administrator).
~~“SOFR Adjustment” means 0.11448% (11.448 basis points) for an Interest Period of one-month’s~~
~~duration, 0.26161% (26.161 basis points) for an Interest Period of three-months’ duration, 0.42826%~~
~~(42.826 basis points) for an Interest Period of six-months’ duration, and 0.71513% (71.513 basis points)~~
~~for an Interest Period of twelve-months’ duration.~~
“Solvent” or “Solvency” means, with respect to any Person as of a particular date, that on such date (a) such Person is able to pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature in their ordinary course, (c) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (d) the fair value measured on a going concern basis of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (e) the present fair salable value measured on a going concern basis of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 4.08).
“Specified Representations” means those representations and warranties made by the Loan Parties in Sections 6.01, 6.02, 6.03, 6.04, 6.06(a), 6.14, 6.18, 6.19(i) and 6.25.
“Sponsor” means EGI-AM Investments, L.L.C. and any Affiliate thereof.
“Sponsor Fees” means the fees payable by the Parent or any of the Restricted Subsidiaries of the
Parent to the Sponsor or any Affiliate of the Sponsor pursuant to a management or services agreement approved by the board of directors of the Parent or any Restricted Subsidiary of the Parent, in each case, to the extent such fees are for services provided to Parent and its Restricted Subsidiaries.
“Sponsor Group” means the collective reference to (i) the Sponsors and (ii) any other Person that directly or indirectly, is in control of, is controlled by, or is under common control with, the Sponsor
(other than portfolio companies). For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

“Standard Securitization Undertakings” means all representations, warranties, covenants and indemnities entered into by the Borrower or any Restricted Subsidiary which are customary in securitization transactions involving accounts receivable.
“Stated Maturity” means, with respect to any security, the date specified in the agreement governing or certificate relating to such Indebtedness as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but shall not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.
“Subordinated Indebtedness” means any unsecured Indebtedness of the Borrower or any
Restricted Subsidiary which by its terms is expressly subordinated in right of payment to the prior payment of the Obligations under this Agreement and the other Loan Documents; provided that (i) no
Default or Event of Default shall have occurred and be continuing immediately prior to or after giving effect to such issuance, (ii) the definitive documentation (including without limitation the subordination provisions) for such Subordinated Indebtedness shall be not more restrictive, taken as a whole, than this
Agreement, (iii) such Subordinated Indebtedness shall mature after the date that is ninety (90) days after the Maturity Date applicable to Term Loans (or if any Incremental Term Loans shall be outstanding as of the date of issuance of such Subordinated Indebtedness, the maturity date applicable to such Incremental
Term Loans), (iv) such Subordinated Indebtedness shall contain no interim amortization or prepayment events (other than customary change of control or asset sale events) and (v) such Subordinated
Indebtedness shall contain no financial maintenance covenants. For the avoidance of doubt, Subordinated
Indebtedness shall not include any intercompany Indebtedness among the Loan Parties.
“Subordinated Indebtedness Documents” means all agreements, documents and instruments evidencing or governing any Subordinated Indebtedness, as such Subordinated Indebtedness Documents may be amended, restated, supplemented or modified from time to time in accordance with the terms hereof.
“Subsequent Transaction” has the meaning specified in Section 1.08.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Capital Stock having ordinary voting power for the election of directors or other governing body (other than Capital Stock having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person; provided, however, that the Physician Groups are not owned or controlled by the
Loan Parties and shall not be deemed Subsidiaries or Restricted Subsidiaries of the Loan Parties for any
purpose under the Loan Documents (although the Physician Groups are not Subsidiaries of the Loan
Parties, if the Loan Parties manage the non-clinical aspects of a Physician Group, the terms and conditions of Articles III, VII, VIII and IX hereof will apply as if the Physicians Groups were Non-
Guarantor Restricted Subsidiaries), except that such entities may be included in any Loan Party’s or
Parent’s consolidated financial statements. Unless the context requires otherwise, a “Subsidiary” shall be deemed to be a Subsidiary of the Borrower. The ETMC JV shall be considered a Subsidiary for all purposes of this Agreement and the other Loan Documents.
“Subsidiary Redesignation” shall have the meaning assigned to such term in the definition of
“Unrestricted Subsidiary” contained in this Section 1.01.

“Successor Agency Agreement” has the meaning assigned to such term in the Amendment and
Restatement Agreement.
“Supported QFC” has the meaning set forth in Section 11.23.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b)
any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and
Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a)
for any date on or after the date such Swap Contracts have been closed out and termination value(s)
determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap
Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing arrangement whereby the arrangement is considered borrowed money indebtedness for tax purposes but is classified as an operating lease or does not otherwise appear on the balance sheet under GAAP.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, and all liabilities with respect thereto (including any interest, fines, additions to tax or penalties).
“Tax Group” has the meaning set forth in Section 8.06(d).
“Tenant Joinder Agreement” means a joinder agreement substantially in the form of Exhibit J-2 executed and delivered by a Domestic Restricted Subsidiary that is a Tenant Subsidiary in accordance with the provisions of Section 7.12.
“Tenant Subsidiaries” means, collectively, those Subsidiaries of Parent that are “Tenants” as defined in the Master Lease as in effect on the Original Closing Date and any other Subsidiaries of Parent that become Tenants under the Master Lease and the Subsidiaries of such “Tenants”. For the avoidance of doubt, no Loan Party (whether existing on the Original Closing Date or formed or acquired after the
Original Closing Date) may be subsequently designated as a Tenant Subsidiary hereunder.
“Tenant Subsidiary Pledge Agreement” means the Pledge Agreement in the form of Exhibit B-2 dated as of the Original Closing Date executed in favor of the Administrative Agent by each of the Tenant
Subsidiaries that is a Loan Party and each Loan Party that is the direct parent of a Tenant Subsidiary, as amended, modified, restated or supplemented from time to time.
“Tenant Subsidiary Security Agreement” means the Security Agreement substantially in the form of Exhibit C-2 dated as of the Original Closing Date executed in favor of the Administrative Agent by each of the Tenant Subsidiaries that is a Loan Party, as amended, modified, restated or supplemented from time to time.
“Term B-1 Lender” means any Lender that had made a Term B-1 Loan or any Lender that has purchased a Term B-1 Loan pursuant to one or more Assignment and Assumptions in accordance with the terms hereof, in each case prior to the Effective Date.
“Term B-1 Loans” means the term loans made by the Term B-1 Lenders to the Borrower on
February 23, 2021.
“Term Loans” means any Initial Term Loan, 2024 Term B Loan or any Incremental Term Loan,
as the context may require. For the avoidance of doubt, after the consummation of the Ventas Purchase
Option and the transactions contemplated by Section 2.18, any reference to “Term Loans” shall be deemed to refer to Ventas Purchase Option Term Loans and/or Non-Ventas Purchase Option Term Loans,
as applicable.
“Term Loan Commitments” means the commitment of a Term Loan Lender to make Term Loans, including for the avoidance of doubt, the Initial Term Commitment or 2024 Term B Commitment.
“Term Loan Extension Effective Date” has the meaning set forth in Section 2.17(b).
“Term Loan Lender” means any ~~Lender that had a Term Loan Commitment or any Lender that~~
~~has purchased a Term Loan pursuant to one or more Assignment and Assumptions in accordance with the~~
~~terms hereof.~~Initial Term Lender or any 2024 Term B Lender, as the context may require.
“Term Note” has the meaning specified in Section 2.11.
“Term SOFR” means, (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term
SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto~~, in~~
~~each case, plus the SOFR Adjustment for such Interest Period~~ and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two
U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term
SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto~~, in each case, plus the SOFR Adjustment for such term~~; provided that if Term
SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than 0.50%, the Term SOFR shall be deemed 0.50% for purposes of this Agreement.

“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.
“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable
Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Threshold Amount” means $60,000,000.
“Topeka Acquisition” means the acquisition by Topeka Health System, LLC of substantially all of the assets used in the operation of (i) St. Francis Health Center, Inc., (ii) St. Francis Physician Clinics,
(iii) St. Francis Accountable Health Network, Inc., and (iv) an operating division of Med-Care of Kansas,
Inc., doing business as Integrated Nuclear Enterprises.
“Transaction” means, collectively, (a) the entry into and performance of the Relative Rights
Agreement, (b) the entry into and funding under the Existing Credit Agreement, the ABL Credit
Agreement dated as of June 28, 2018 among the Borrower, AHS East Texas Health System, LLC, Parent,
certain Subsidiaries of the Borrower as borrowers or guarantors, the lenders party thereto, the collateral agent thereunder and the administrative agent thereunder, as amended, restated, supplemented or modified from time to time, and the 2026 Notes Indenture, (c) the repayment of the indebtedness existing on June
28, 2018 of the Borrower and its Subsidiaries and (d) the payment of related fees and expenses.
“TRICARE” means the United States Department of Defense health care program for service families including, but not limited to, TRICARE Prime, TRICARE Extra and TRICARE Standard, and
any successor to or predecessor thereof (including, without limitation, CHAMPUS).
“Triggering Event” has the meaning ascribed to such term in the Relative Rights Agreement as in effect on the Original Closing Date.
“Type” means, with respect to any Loan, its character as a Base Rate Loan or a Term SOFR Loan.
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock
Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
“U.S. Special Resolution Regimes” has the meaning set forth in Section 11.23.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the
PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential
Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unaudited Financial Statements” means the consolidated unaudited financial statements of
Parent and its Subsidiaries for the fiscal quarters ending March 31, 2021 and June 30, 2021.
“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under
Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the
Internal Revenue Code for the applicable plan year.
“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.
“United States” and “U.S.” mean the United States of America.
“United States Tax Compliance Certificate” has the meaning set forth in Section 3.01(e)(ii)(III).
“Unrestricted Subsidiary” means (1) any Subsidiary of the Borrower identified as an Unrestricted
Subsidiary on Schedule 6.13, (2) any other Subsidiary of the Borrower, whether now owned or acquired or created after the Effective Date, that is designated by the Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent; provided, that the ETMC JV may not be designated as an Unrestricted Subsidiary, provided further that the Borrower shall only be permitted to so designate a new Unrestricted Subsidiary after the Effective Date so long as (a) no Default or Event of
Default has occurred and is continuing or would result therefrom, (b) immediately after giving effect to such designation, the Fixed Charge Coverage Ratio shall not be less than 2.00:1.00, (c) such Subsidiary or any of its Subsidiaries has not Guaranteed any Capital Stock or Indebtedness of or have any Investment in, the Borrower or any Restricted Subsidiary and does not hold any Liens on any property or assets of the Borrower or any Restricted Subsidiary, (d) all the Indebtedness of such Subsidiary and its Subsidiaries shall, at the date of designation, and will for so long as it is an Unrestricted Subsidiary, consist of Non-
Recourse Debt, (e) the aggregate fair market value of all outstanding Investments of the Borrower and its
Restricted Subsidiaries in such Subsidiary complies with Section 8.02 and Section 8.06, (f) such
Subsidiary is a Person with respect to which neither the Borrower nor any of its Restricted Subsidiaries has any direct or indirect obligation to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results, (g) except as permitted by Section 8.08, on the date such Subsidiary is designated an Unrestricted Subsidiary, such Subsidiary is not a party to any agreement, contract, arrangement or understanding with the Borrower or any Restricted Subsidiary with terms substantially less favorable to the Borrower or such Restricted Subsidiary, when taken as a whole, than those that would have been obtained from Persons who are not Affiliates of the Borrower and (h) the
Borrower shall have delivered to the Administrative Agent a certificate executed by a Responsible Officer of the Borrower, certifying compliance with the requirements of preceding clauses (a) through (g) and (3)
any Subsidiary of an Unrestricted Subsidiary. The Borrower may designate or redesignate any
Unrestricted Subsidiary to be a Restricted Subsidiary for purposes of this Agreement (each, a “Subsidiary
Redesignation”); provided, that other than with respect to any Tenant Subsidiary after the Ventas
Purchase Option Assignment (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) immediately after giving effect to such designation, the Fixed Charge Coverage
Ratio shall not be less than 2.00:1.00 and (iii) the Borrower shall have delivered to the Administrative
Agents an officer’s certificate executed by a Responsible Officer of the Borrower, certifying to the best of such officer’s knowledge, compliance with the requirement of preceding clauses (i) and (ii); provided, further, that other than with respect to any Tenant Subsidiary after the Ventas Purchase Option
Assignment no Unrestricted Subsidiary that has been designated as a Restricted Subsidiary pursuant to a
Subsidiary Redesignation may again be designated as an Unrestricted Subsidiary; provided further, that after a Ventas Purchase Option Assignment, no Tenant Subsidiary shall be designated as an Unrestricted

Subsidiary for purposes of the separate loan documentation documenting the Ventas Purchase Option
Term Loans pursuant to Section 2.18(b)(3). The designation of any Unrestricted Subsidiary as a
Restricted Subsidiary shall constitute the incurrence at the time of designation of any Investment,
Indebtedness or Liens of such Subsidiary existing at such time.
“UT Tyler” means The University of Texas Health Science Center at Tyler.
“UT Tyler Properties” means those properties of UT Tyler subject to the ETMC JV Agreement.
“Ventas” means Ventas, Inc., a Delaware corporation.
“Ventas Asset Purchase Gross Proceeds Amount” has the meaning ascribed to such term in
Section 2.05(b)(iv).
“Ventas Asset Purchase” means the consummation of the transactions contemplated by Section
2.3 of the Relative Rights Agreement (as in effect on the Original Closing Date), including the exercise and consummation of the “Landlord Asset Purchase Option” (as defined in the Relative Rights
Agreement as in effect on the Original Closing Date).
“Ventas Assignees” shall have the meaning ascribed to such term in Section 2.18(a).
“Ventas Purchase Option” means the consummation of the transactions contemplated by Section
2.6 of the Relative Rights Agreement (as in effect on the Original Closing Date).
“Ventas Purchase Option ABL Amount” has the meaning ascribed to such term in Section
2.18(a).
“Ventas Purchase Option ABL Loans” has the meaning ascribed to such term in Section 8.03(p).
“Ventas Purchase Option Amendment” has the meaning ascribed to such term in Section 2.18(c).
“Ventas Purchase Option Assignment” has the meaning ascribed to such term in Section 2.18(a).
“Ventas Purchase Option Gross Proceeds Amount” has the meaning ascribed to such term in
Section 2.18(a).
“Ventas Purchase Option Term Loan Agent” means an institution appointed by the Ventas
Assignee to act as administrative agent and collateral agent with respect to the Ventas Purchase Option
Term Loans.
“Ventas Purchase Option Term Loan Amount” has the meaning ascribed to such term in Section
2.18(a).
“Ventas Purchase Option Term Loans” has the meaning ascribed to such term in Section 2.18(a).
“Voting Stock” means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency; provided, however, that Voting Stock shall not include any preferred class of Capital Stock of any Person solely by reason of the right of such class to elect one or more members of the board of directors (or similar governing body) of such Person, unless such class is generally entitled to vote on any matter submitted to the holders of common classes of
Capital Stock.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installments, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.
“Wholly Owned Domestic Subsidiary” means any Wholly Owned Subsidiary that is a Domestic
Subsidiary.
“Wholly Owned Subsidiary” means any Person 100% of whose Capital Stock (other than directors’ qualifying shares) is at the time owned by the Borrower directly or indirectly through other
Persons 100% of whose Capital Stock is at the time owned, directly or indirectly, by the Borrower.
“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the
Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
“Working Capital Intercompany Loans” has the meaning set forth in Section 8.02(ee).
1.02Other Interpretive Provisions
With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)(i) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.
(ii)Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.
(iii)The term “including” is by way of example and not limitation.

(iv)The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(c)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”
(d)Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(e)All certifications to be made hereunder by a Responsible Officer or representative of a Loan Party shall be made by such person in his or her capacity solely as a
Responsible Officer or a representative of such Loan Party, on such Loan Party’s behalf and not in such person’s individual capacity.
(f)Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the satisfaction, repayment, or payment in full of the Obligations (other than unasserted contingent indemnification obligations).
1.03Accounting Terms
(a)Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements; provided, however, that calculations of Attributable Indebtedness under any Synthetic Lease or the implied interest component of any Synthetic Lease shall be made by the Borrower in accordance with accepted financial practice and consistent with the terms of such Synthetic Lease.
(b)The Borrower will provide a written summary of material changes in GAAP that affect the Borrower’s financial accounting and in the consistent application thereof with each annual Excess
Cash Certificate delivered in accordance with Section 7.02(b). If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the
Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the
Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
(c)Notwithstanding the above, the parties hereto acknowledge and agree that all computations of amounts and ratios referred to in Article VII and Article VIII shall be made in a manner such that any obligations relating to a lease that was accounted for by a Person as an operating lease as of the Original Closing Date and any similar operating lease entered into after the Original Closing Date by any Person (including, for the avoidance of doubt, any lease in connection with a sale leaseback transaction) shall be accounted for as obligations relating to an operating lease and not as a Capital Lease and shall not constitute Indebtedness.
(d)Notwithstanding anything to the contrary contained herein or in any other Loan
Document, all financial statements required to be delivered pursuant to this Agreement or any other Loan
Document need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805,
Business Combinations (formerly SFAS 141R)).
1.04Rounding
Any financial ratios required to be maintained by the Loan Parties pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.05References to Agreements and Laws
Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.
1.06Times of Day
Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). When any payment to be made hereunder or the performance of any covenant, duty or obligation is stated to be due on a day that is not a Business Day or delivery of any notice, document, certificate or other writing is stated to be required on a day that is not a Business
Day, the due date of such payment, performance or delivery shall extend to the immediately succeeding
Business Day.

1.07Basket Classification.
Notwithstanding anything to the contrary, (a) unless specifically stated otherwise herein, any dollar, number, percentage or other amount available under any carve-out, basket, exclusion or exception to any negative covenant in this Agreement or the other Loan Documents may be accumulated, added, combined, aggregated or used together by any Loan Party and its Subsidiaries without limitation for any purpose not prohibited hereby, (b) any action or event permitted by this Agreement or the other Loan
Documents need not be permitted solely by reference to one provision permitting such action or event but may be permitted in part by one such provision and in part by one or more other provisions of this
Agreement and the other Loan Documents and (c) the Borrower shall be permitted to redesignate any
Indebtedness, Liens, Restricted Payments, Investments and prepayments or repayments of Subordinated
Indebtedness originally designated as incurred under any exception under Section 8.01 (other than
Section 8.01(a)), Section 8.02, Section 8.03 (other than Section 8.03(a)), Section 8.06 and Section 8.13 as having been incurred under another applicable exception under Section 8.01 (other than Section 8.01(a)),
Section 8.02, Section 8.03 (other than Section 8.03(a)), Section 8.06 and Section 8.13 so long as at the time of such redesignation, the Borrower would be permitted to incur Indebtedness, Liens, Restricted
Payments, Investments or prepayments or repayments of Subordinated Indebtedness under such other exception within the same Section of this Agreement. With respect to any incurrence of Indebtedness or creation of Lien permitted by the provisions of this Agreement in reliance on the pro forma calculation of the Senior Secured Net Leverage Ratio, the Consolidated Net Leverage Ratio and/or the Fixed Charge
Coverage Ratio, as applicable, pro forma effect shall not be given to any Indebtedness being incurred or
Lien created (or expected to be incurred or created) substantially simultaneously or contemporaneously with the incurrence of any such Indebtedness or creation of such Lien, as applicable, in reliance on any
“fixed dollar basket” set forth in this Agreement (including any “baskets” measured as a percentage of
Consolidated EBITDA or total assets).
1.08Limited Condition Acquisitions. As it relates to any action being taken solely in connection with a Limited Condition Acquisition, for purposes of:
(i)determining compliance with any provision of this Agreement which requires the calculation of any financial ratio or financial test,
(ii)testing availability under baskets set forth in this Agreement (including baskets determined by reference to Consolidated EBITDA or total assets), or
(iii)testing whether a Default or Event of Default has occurred and, with respect to any Incremental Term Loan to finance such Limited Condition Acquisition, testing whether any representation or warranty in any Loan Document is correct as of such date, in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, any such Default or Event of Default exists and any such representation or warranty is correct shall be deemed to be the date the definitive agreements for such
Limited Condition Acquisition are entered into (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Acquisition (and the other transactions to be entered into in connection therewith, including any incurrence of Indebtedness and the use of proceeds thereof, as if they had occurred on the first day of the most recently ended four fiscal quarter period prior to the LCT Test Date), the Borrower or the applicable Restricted Subsidiary would have been permitted to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket, such ratio, test or basket shall be deemed to have been complied with or if no such Default or Event of Default shall exist on such LCT

Test Date or such representation or warranty is correct as of such LCT Test Date then such condition shall be deemed satisfied on the date of consummation of such LCT Test Date for purposes of clause (iii)
above; provided that if financial statements for one or more subsequent fiscal periods shall have become available, the Borrower may elect, in its sole discretion, to redetermine all such ratios, tests or baskets on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCT Test Date. For the avoidance of doubt, if the Borrower has made an
LCT Election and any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date would have failed to have been complied with as a result of fluctuations in any such ratio, test or basket, including due to fluctuations in Consolidated EBITDA or total assets of the Borrower or the Person subject to such Limited Condition Acquisition, at or prior to the consummation of the relevant transaction or any Default or Event of Default has occurred and is continuing or any such representation or warranty in any Loan Document is not correct on the date of such Limited Condition
Acquisition, such baskets, tests or ratios or requirement will not be deemed to have failed to have been complied with as a result of such circumstance. If the Borrower has made an LCT Election for any
Limited Condition Acquisition, then in connection with any calculation of any ratio, test or basket availability with respect to any transaction permitted hereunder (each, a “Subsequent Transaction”)
following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition
Acquisition is consummated or the date that the definitive agreement for such Limited Condition
Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied on a pro forma basis assuming such Limited
Condition Acquisition and other transactions in connection therewith (including any incurrence of
Indebtedness and the use of proceeds thereof) have been consummated.
1.09Divisions
For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and
(b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.
1.10Amendment and Restatement

This Agreement shall amend and restate the Existing Credit Agreement in its entirety, with the parties hereby agreeing that there is not, nor is there intended to be, a novation of the Existing Credit
Agreement or any other Loan Document under the Existing Credit Agreement and from and after the effectiveness of this Agreement, the rights and obligations of the parties under the Existing Credit
Agreement shall be subsumed and governed by this Agreement. From and after the effectiveness of this
Agreement, the “Obligations” under the Existing Credit Agreement shall continue as Obligations under the Loan Documents under this Agreement and the Loan Documents until otherwise paid in accordance with the terms hereof. The Collateral Documents and the grant of Liens on all of the Collateral described therein do and shall continue to secure the payment of all Obligations. Without limiting the generality of the foregoing, the parties hereto acknowledge and agree that the Liens securing the “Obligations” (as defined in the Existing Credit Agreement) of any Loan Party, shall from and after the Effective Date secure the payment and performance of all Obligations (as defined in this Agreement) of such Loan Party for the benefit of the Administrative Agent and the Secured Parties, and each Loan Party reaffirms its prior grant of the Liens granted by it pursuant to the “Collateral Documents” (as defined in the Existing
Credit Agreement) and all such Liens shall continue in full force and effect after giving effect to this
Agreement and are hereby confirmed and reaffirmed by each of the Loan Parties. The parties hereto further acknowledge and agree that all “Collateral Documents” (as defined in the Existing Credit
Agreement) shall remain in full force and effect after the Effective Date in favor of and for the benefit of the Administrative Agent and the Secured Parties (with each reference therein to the administrative agent, the credit agreement or a loan document being a reference to the Administrative Agent, this Agreement or the other Loan Documents, as applicable), in each case, as such Collateral Documents are modified on the
Effective Date, and each Loan Party hereby confirms and ratifies its obligations thereunder.
Notwithstanding the foregoing, the Mortgaged Properties set forth on Schedule 1.10 will be released from the Mortgage Instruments on the Effective Date.
1.11Interest Rates

The Administrative Agent does not warrant, nor accept responsibility, nor shall the
Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Benchmark
Replacement) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any
Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Benchmark
Replacement) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Benchmark
Replacement) (or any component of any of the foregoing), in each case pursuant to the terms of this
Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.
ARTICLE II
THE COMMITMENTS AND BORROWINGS
2.01Term Loans
(a)Subject to the terms and conditions set forth herein and in the Amendment and
Restatement Agreement, each Lender having an Initial Term Commitment severally agrees to make an
Initial Term Loan to the Borrower in Dollars on the Effective Date in a principal amount requested by the
Borrower not to exceed such Lender’s Initial Term Commitment. Any remaining unutilized amount of the Initial Term Commitment shall thereafter cease to be available. Amounts paid or prepaid in respect of the Initial Term Loans may not be reborrowed.
(b)(x) Each Additional 2024 Term B Lender agrees, on the terms and conditions set forth in
Amendment No. 2, to make a 2024 Term B Loan to the Borrower on the Amendment No. 2 Effective
Date in Dollars in a principal amount not to exceed its Additional 2024 Term B Commitment on the
Amendment No. 2 Effective Date, (y) each Converting Consenting Lender agrees, on the terms and conditions set forth in Amendment No. 2, to have all of its outstanding Initial Term Loans (or such lesser amount as notified and allocated to such Converting Consenting Lender by the Amendment No. 2 Lead
Arrangers) converted into an equivalent principal amount of 2024 Term B Loans effective as of the
Amendment No. 2 Effective Date and (z) each Non-Converting Consenting Lender agrees, on the terms and conditions set forth in Amendment No. 2, to have all of its outstanding Initial Term Loans prepaid with proceeds of the 2024 Term B Loans and will purchase by assignment from the Additional 2024
Term B Lender 2024 Term B Loans in a principal amount equal to the principal amount of such Initial
Term Loans (or such lesser amount as notified and allocated to such Non-Converting Consenting Lender by the Amendment No. 2 Lead Arrangers). Amounts paid or prepaid in respect of the 2024 Term B Loans may not be reborrowed.

2.02Borrowings; Conversions and Continuations of Loans
(a)Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable (except as otherwise permitted under Article III) notice to the Administrative Agent, which shall be given by a Loan Notice.
Each such notice must be received by the Administrative Agent not later than (i) 12:00 p.m. two Business
Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans
(provided that such notice of a Borrowing of Term SOFR Loans to be made on the Effective Date (in the case of Initial Term Loans) or the Amendment No. 2 Effective Date (in the case of 2024 Term B Loans)
must be received by the Administrative Agent no later than 12:00 p.m. one (1) Business Day prior to the
Effective Date (in the case of Initial Term Loans) or the Amendment No. 2 Effective Date (in the case of
2024 Term B Loans)) and (ii) 11:00 a.m. on the requested date of any Borrowing of Base Rate Loans;
provided, however, that if the Borrower wishes to request Term SOFR Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 12:00 p.m. four Business
Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the
Administrative Agent shall give prompt notice to the appropriate Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., three
Business Days before the requested date of such Borrowing, conversion or continuation, the
Administrative Agent shall notify the Borrower whether or not the requested Interest Period has been consented to by all the Lenders. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each
Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $250,000 or a whole multiple of $250,000 in excess thereof. Each Loan Notice shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Term
SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be
(which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v)
if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a
Type of a Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of, Term SOFR Loans in any such Loan Notice, but fails to specify an
Interest Period, it will be deemed to have specified an Interest Period of one month.
(b)Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each
Lender of the amount of its Pro Rata Share of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each
Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the
Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than
1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions to such Borrowing, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower. Except as otherwise provided herein, a Term
SOFR Loan may be continued or converted only on the last day of the Interest Period for such Term
SOFR Loan. During the existence of an Event of Default, no Term Loan may be requested as, converted to or continued as Term SOFR Loans without the consent of the Lenders (other than Defaulting Lenders)
holding in the aggregate at least a majority of the outstanding Term Loans, if any, and such Lenders may demand that any or all of the then outstanding Term Loans that are Term SOFR Loans be converted immediately to Base Rate Loans.
(c)The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans upon determination of such interest rate. The determination of Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error.
(d)After giving effect to all Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than eight (8)
Interest Periods in effect with respect to the Term Loans; provided that all 2024 Term B Loans made on the Amendment No. 2 Effective Date and all 2024 Term B Loans converted from Initial Term Loans on the Amendment No. 2 Effective Date shall be of the same Type and have the same Interest Period as set forth in the definition of “Interest Period” herein.
2.03[Reserved]
2.04[Reserved]
2.05Prepayments
(a)Voluntary Prepayments of Term Loans.
(i)Voluntary Prepayments.
The Borrower may, upon notice from the Borrower to the Administrative Agent in the form of a written Prepayment Notice, at any time or from time to time voluntarily prepay the Term Loans in whole or in part without premium (except as otherwise set forth below) or penalty; provided that (x) such
Prepayment Notice shall contain the information required by the immediately succeeding sentence and must be received by the Administrative Agent not later than 12:00 p.m. (A) two Business Days prior to any date of prepayment of Term SOFR Loans, and (B) on the date of prepayment of Base Rate Loans; (y)
any such prepayment of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding);
and (z) any prepayment of Base Rate Loans shall be in a principal amount of $250,000 or a whole multiple of $250,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding).
Each such Prepayment Notice shall specify the date and amount of such prepayment and the Type(s) of
Term Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such
Prepayment Notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such Prepayment Notice shall be due and payable on the date specified therein, except that any such Prepayment Notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower on or prior to the date of prepayment if such condition is not satisfied. Any prepayment of a Term SOFR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Pro Rata

Shares. Each such prepayment of the Term Loans shall be applied to the principal installments thereof under Section 2.07(b) as directed by the Borrower in its sole discretion, and if no direction is given by the
Borrower in direct order of maturity.
(ii)Repricing Event.
If any Term Loans are repriced pursuant to a Repricing Event (other than, for the avoidance of doubt, the incurrence of the ~~Initial~~2024 Term B Loans on the Amendment No. 2 Effective Date) prior to the six (6) month anniversary of the Amendment No. 2 Effective Date, whether or not such Repricing
Event is pursuant to the Loan Documents, the Borrower shall pay, ratably to each Lender whose Term
Loans are the subject of such Repricing Event, a prepayment premium of 1.00% of the aggregate principal amount of Term Loans so subject to such Repricing Event. The unutilized portion of the Term
Loan Commitments may be irrevocably reduced or terminated by the Borrower at any time without penalty.
(b)Mandatory Prepayments of Loans.
(i)[Reserved].
(ii)Dispositions and Involuntary Dispositions. On or before the third (3rd) Business Day following receipt by the Borrower or any Restricted Subsidiary (other than the ETMC JV) of such Net
Cash Proceeds, the Borrower shall make prepayments of the Term Loans in an aggregate amount equal to
100% of the Net Cash Proceeds of all Dispositions and Involuntary Dispositions (other than any proceeds of any business interruption insurance, any proceeds of MOB Dispositions or any proceeds received from the Federal Emergency Management Agency or other third parties in reimbursement of, or otherwise in connection with, costs incurred by the Loan Parties in support of the recovery of the Bay Medical facility)
to the extent that the Net Cash Proceeds of all Dispositions and Involuntary Dispositions received after the Effective Date exceed $7,500,000 (excluding (1) any proceeds of any business interruption insurance and proceeds in respect of medical office buildings, (2) any proceeds of a Permitted Sale Leaseback pursuant to which the aggregate fair market value of all property subject to such Permitted Sale
Leaseback sold or otherwise disposed of by the Borrower and its Restricted Subsidiaries is less than
$25,000,000 or (3) any proceeds received from the Federal Emergency Management Agency or other third parties in reimbursement of, or otherwise in connection with, costs incurred by the Loan Parties in support of the recovery of the Bay Medical facility); provided that such percentage shall be reduced to (i)
fifty percent (50%) if on the date such Disposition or Involuntary Disposition is consummated the Senior
Secured Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 2.25:1:00 as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 7.01(b) or (ii) zero percent (0%) if on the date such Disposition or Involuntary
Disposition is consummated the Senior Secured Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 1.75:1:00 as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 7.01(b) (such prepayments to be applied as set forth in clause (vii) below).
(iii)Debt Issuances. On or before the third (3rd) Business Day following receipt by the
Borrower or any Restricted Subsidiary (other than the ETMC JV) of the Net Cash Proceeds of any Debt
Issuance, the Borrower shall make prepayments of the Term Loans in an aggregate amount equal to 100%
of such Net Cash Proceeds (such prepayments to be applied as set forth in clause (vii) below).
(iv)Relative Rights Agreement Prepayments. On or before the second (2nd) Business Day following receipt by Parent, the Borrower, any Subsidiary or any of their respective Affiliates of the aggregate gross cash proceeds in respect of LeaseCo’s (or any of its Affiliates’) exercise of and consummation of the Ventas Asset Purchase (the “Ventas Asset Purchase Gross Proceeds Amount”), the
Borrower shall make payments of the Term Loans in an aggregate amount equal to 100% of such Ventas
Asset Purchase Gross Proceeds Amount; provided that if such Ventas Asset Purchase Gross Proceeds
Amount is received by the Administrative Agent from LeaseCo, the Administrative Agent shall disburse the Ventas Asset Purchase Gross Proceeds Amount in accordance with this Section 2.05.
(v)Excess Cash Flow. Within 120 days (or, to the extent the Borrower is prohibited from accessing cash from its Restricted Subsidiaries in a manner that would prevent the Borrower from making the prepayment referred to in this clause (v), on or before July 15) after the end of each fiscal year commencing with the fiscal year ending on or about December 31, 2022, the Borrower shall make prepayments of the Term Loans in an aggregate amount equal to the difference between (a) fifty percent
(50%) of Excess Cash Flow for such fiscal year; provided that such percentage shall be reduced to (i)
twenty-five percent (25%) if the Senior Secured Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 2.25:1:00 as of the last day of such fiscal year or (ii) zero percent (0%) if the Senior
Secured Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 1.75:1:00 as of the last day of such fiscal year, minus (b) the amount of any voluntary prepayments of the Term Loans or of other Indebtedness secured by a Lien on the Collateral ranking pari passu with the Liens on the Collateral securing the Term Loans or the amount of prepayments of the ABL Facility and any other revolving
Indebtedness made in such fiscal year (in each case, other than those prepayments made with the proceeds of Indebtedness), but in the case of any such prepayment of revolving credit facilities (including the ABL
Facility), solely to the extent that the commitments thereunder are permanently reduced in the amount of such prepayment. Such prepayments shall be applied as set forth in clause (vii) below.
(vi)[Reserved].
(vii)Application of Mandatory Prepayments. All amounts required to be paid pursuant to this
Section 2.05(b) shall be applied, with respect to all amounts prepaid pursuant to Sections
2.05(b)(ii), (iii), (iv) and (v), to the Term Loans in each case first to Base Rate Loans and then to
Term SOFR Loans in direct order of Interest Period maturities.
(viii)Joint Ventures. Notwithstanding any other provision of this Section 2.05(b) to the contrary, to the extent that any or all of the Net Cash Proceeds from a Disposition or Involuntary
Disposition subject to prepayment pursuant to clause (ii) or any Excess Cash Flow subject to prepayment pursuant to clause (v) is attributable to a Joint Venture or its subsidiaries, the amount of any such prepayment of Net Cash Proceeds or Excess Cash Flow required to be paid pursuant to Section 2.05(b)(ii)
or (v) shall be limited to the portion of such Net Cash Proceeds or Excess Cash Flow that such Joint
Venture is able to distribute to another wholly-owned subsidiary pursuant to the Organization Documents of such Joint Venture, it being understood that if such Joint Venture is unable to make such distribution, at the time of the required prepayment, but subsequently is permitted to make such distribution, such Joint
Venture shall promptly distribute such amounts to the Borrower and the Borrower shall apply such amounts to the prepayment of Term Loans pursuant to this Section 2.05(b).
All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty (except in the case of Section 2.05(b)(iii) to the extent set forth in Section 2.05(a)(ii)), and shall be accompanied by interest on the principal amount prepaid through the date of prepayment. If the Borrower is required to make a mandatory prepayment of Term SOFR Loans under this Section 2.05, the Borrower shall have the right, in lieu of making such prepayment in full, to deposit an amount equal to such mandatory prepayment with the Administrative Agent in a cash collateral account maintained
(pursuant to documentation reasonably satisfactory to the Administrative Agent) by and in the sole dominion and control of the Administrative Agent or one of its Affiliates (with appropriate control agreements). Any amounts so deposited shall be held by the Administrative Agent as collateral for the prepayment of such Term SOFR Loans and shall be applied to the prepayment of the applicable Term
SOFR Loans at the end of the current Interest Periods applicable thereto.
All prepayments of Term Loans pursuant to this Section 2.05(b) shall be applied to the payments in Section 2.07(b) in direct order of maturity.
2.06Termination or Reduction of Commitments
Unless previously terminated, (i) the Initial Term Commitments shall terminate at 5:00 p.m., New
York City time, on the Effective Date. and (ii) the 2024 Term B Commitments shall terminate at 5:00
p.m., New York City time, on the Amendment No. 2 Effective Date.
2.07Repayment of Loans
(a)The Borrower shall repay the outstanding principal amount of the Term Loans in full on the Maturity Date or on such earlier date in the event the loans are accelerated pursuant to Section 9.02.
(b)On the last Business Day of each March, June, September and December, beginning with
December 31, 2021, the Borrower shall repay the Term Loans in the aggregate principal amount equal to the product of (i) 0.25% times (ii) the aggregate outstanding principal amount of the Term Loans outstanding on the Effective Date; provided, that in the event of any prepayment of the Term Loans, the amount of certain installments shall be reduced as set forth in this Agreement. As of the Amendment No.
2 Effective Date, such quarterly installments have been reduced to zero. The remaining balance shall be repaid in full on the Maturity Date.
2.08Interest
(a)Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of Term SOFR for such Interest Period plus the Applicable Rate and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.
(b)Upon the occurrence and during the continuation of an Event of Default at the direction of the Required Lenders, the Borrower shall pay interest on the principal amount of all overdue and outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(c)Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
(d)The Borrower shall pay to the Term Loan Lenders immediately prior to the effectiveness of Amendment and Restatement Agreement all accrued and unpaid interest on the Term B-1 Loans to, but not including, the Effective Date on the Effective Date.

(e)The Borrower shall pay to the Term Loan Lenders immediately prior to the effectiveness of Amendment No. 2 all accrued and unpaid interest on the Initial Term Loans to, but not including, the
Amendment No. 2 Effective Date on such Amendment No. 2 Effective Date.
2.09Fees
The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever.
2.10Computation of Interest and Fees
All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the
Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day.
2.11Evidence of Debt
The Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Borrowings made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.
In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the
Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each such promissory note shall be substantially in the form of Exhibit H (a
“Term Note”). Each Lender may attach schedules to its Term Note and endorse thereon the date, Type (if applicable), amount and maturity of its Term Loans and payments with respect thereto.
2.12Payments Generally
(a)All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense (other than payment in full), recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative
Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative
Agent’s Office in Dollars and in immediately available funds not later than 12:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 12:00 p.m. shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.
(b)Subject to the definition of “Interest Period,” if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following
Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may
be.
(c)If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i)
first, toward costs and expenses (including Attorney Costs and amounts payable under Article III)
incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(d)Unless the Borrower or any Lender has notified the Administrative Agent, prior to the time any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:
(i)with respect to any payment that the Administrative Agent makes for the account of the Lenders hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment;
(2) the Administrative Agent has made a payment in excess of the amount so paid by the
Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such
Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative
Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative
Agent in accordance with banking industry rules on interbank compensation; and
(ii)if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the
Administrative Agent to the Borrower to the date such amount is recovered by the Administrative
Agent (the “Compensation Period”) at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the
Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the
Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable
Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its

Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(d) shall be conclusive, absent manifest error.
(e)If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable
Borrowing set forth in Article V are not satisfied or waived in accordance with the terms hereof, the
Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(f)The obligations of the Lenders hereunder to make Term Loans are several and not joint.
The failure of any Lender to make any Loan required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.
(g)Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(h)Notwithstanding any provision to the contrary contained herein or in any other of the
Loan Documents, if at any time following the occurrence and during the continuation of an Event of
Default, but prior to the exercise of remedies as provided for in Section 9.02, payment is made by the
Borrower and is applied to payment of principal or interest on the Loans, such payment shall be applied ratably to the unpaid principal or interest, as the case may be, of the Loans (and breakage, termination or other payments and any interest accrued thereon).
2.13Sharing of Payments
If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the
Loans made by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such
Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans, pro rata with each of them;
provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i)
the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable law, exercise all its rights of payment (including the right of setoff, but subject to Section 11.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.
2.14Incremental Borrowings
(a)The Borrower may at any time or from time to time after the Effective Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to the
Lenders), request one or more additional tranches of term loans or increases to an existing tranche of term loans (the “Incremental Term Loans”); provided that (w) at the time that any such Incremental Term Loan is made, no Default or Event of Default shall have occurred and be continuing, except that in the case of
Incremental Term Loans incurred to make a Permitted Acquisition or a Permitted Investment, in which case at the time such Incremental Term Loan is made, no Event of Default pursuant to Sections 9.01(a) or
(f) shall have occurred and be continuing, (x) at the time that any such Incremental Term Loan is made, the representations and warranties of the Borrower and each other Loan Party contained in Article VI or any other Loan Document shall be true and correct in all material respects on and as of such dates, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that to the extent that any representation and warranty is qualified as to “materiality” or “Material Adverse Effect”, such representation and warranty shall be true and correct in all respects on such respective dates, and except that for purposes of this section, the representations and warranties contained in clause (a) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01; provided, further, that, in the case of Incremental Term Loans incurred to make a Permitted Acquisition or a Permitted Investment, such representations and warranties to be made at the time that any such Incremental Term Loan is made shall be limited to the Specified Representations and the “acquisition agreement representations” (or similar representations) conformed as appropriate for such transaction; and (y) the Borrower shall have delivered to the Administrative Agent a certificate of a
Responsible Officer, in detail reasonably satisfactory to the Administrative Agent, demonstrating that the incurrence of such Incremental Term Loans requested does not violate the provisions of the Relative
Rights Agreement or the Master Lease. The aggregate amount of the Incremental Term Loans shall not exceed the greater of (x)(A) $500,000,000 and (B) 100% of Consolidated EBITDA plus (y) an unlimited amount, so long as in the case of this clause (y) only, the Borrower has at the time such Incremental Term
Loan is made, a Senior Secured Net Leverage Ratio equal to or less than 3.75:1.00 calculated on a Pro
Forma Basis; provided that for purposes of this clause (y), net cash proceeds of Incremental Term Loans incurred at such time shall not be netted against the applicable amount of Consolidated Indebtedness for purposes of such calculation of the Senior Secured Net Leverage Ratio plus (z) the aggregate amount of voluntary prepayments of Term Loans other than from the proceeds of the incurrence of Indebtedness
(provided, however, that if amounts incurred under clause (y) are incurred concurrently with the incurrence of Incremental Term Loans under clause (x) and/or (z), the Senior Secured Net Leverage Ratio shall be calculated without giving effect to such amounts incurred in reliance on the foregoing clause (x)
and/or (z); provided, further, for the avoidance of doubt, to the extent the proceeds of any Incremental
Term Loans are being utilized to repay Indebtedness, such calculations shall give pro forma effect to such repayments) (the amount available under clauses (x), (y) and (z), the “Available Incremental Amount”).
The Borrower may elect to use clause (y) of the Available Incremental Amount regardless of whether the
Borrower has capacity under clauses (x) or (z) of the Available Incremental Amount. Further, the
Borrower may elect to use clause (y) of the Available Incremental Amount prior to using clause (x) or (z)
of the Available Incremental Amount, and if both clause (y) and clause (x) and/or (z) of the Available

Incremental Amount are available and the Borrower does not make an election, then the Borrower will be deemed to have elected to use clause (y) of the Available Incremental Amount.
(b)The Incremental Term Loans shall (i) be on terms and pursuant to documentation to be determined by the Borrower and the Lenders thereunder; provided that, to the extent such terms and documentation (except to the extent permitted by clauses (ii) and (iii) below) are not consistent with this
Agreement, they shall be reasonably satisfactory to the Borrower and the Administrative Agent, (ii) (A)
not mature earlier than the Maturity Date for any outstanding Term Loans and (B) have a Weighted
Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of any outstanding Term Loans; provided that this clause (ii) shall not apply to up to $150,000,000 of
Indebtedness, in the aggregate, in respect of all Incremental Term Loans and any Indebtedness incurred pursuant to Section 8.03(u) and (v) (this clause (ii), the “Maturity and Weighted Average Life to Maturity
Limitations”), (iii) only be guaranteed by the Guarantors, (iv) have interest rates and an amortization schedule (subject to clause (ii) above) applicable to the Incremental Term Loans determined by the
Borrower and the Lenders thereunder; provided that, if the Applicable Rate related to any Incremental
Term Loans incurred within twelve (12) months of the Effective Date exceeds the Applicable Rate relating to any outstanding Term Loans immediately prior to the effectiveness of the applicable
Incremental Amendment by more than 0.50% per annum, the Applicable Rate relating to such Term
Loans shall be adjusted to be equal to the Applicable Rate relating to such Incremental Term Loans minus
0.50% per annum; provided, further, that the immediately preceding proviso shall not apply if (x) such
Incremental Term Loans mature more than 12 months after the Maturity Date or (y) the aggregate principal amount of such Incremental Term Loans (together with the aggregate principal amount of all other Incremental Term Loans excluded in reliance on this clause (y) and term loan Indebtedness secured on a pari passu basis with the Liens securing the Term Loans pursuant to Section 8.03(u) and (v)) does not exceed $150,000,000 in the aggregate (the provisions under this proviso and the immediately preceding proviso collectively, the “MFN Provisions”); provided, further, that in determining the
Applicable Rate for Incremental Term Loans or Term Loans solely for purposes of the two immediately preceding provisos, (w) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) paid by the Borrower to all Lenders (and not any one Lender) providing
Term Loans or Incremental Term Loans in the initial primary syndication thereof shall be included and equated to interest (with OID being equated to interest based on an assumed four-year life to maturity),
(x) customary arrangement or commitment fees payable to the Joint Book Runners in connection with the
Term Loans or to one or more arrangers (or their Affiliates) of the Incremental Term Loans shall be excluded, (y) if the lowest permissible Base Rate is greater than 1.50% per annum and the lowest permissible Term SOFR is greater than 0.50% per annum, in each case the difference between the “floor”
and 0.50%, in the case of Term SOFR Loans, and such floor and 1.50% per annum, in the case of Base
Rate Loans, shall be equated to Applicable Rate for purposes of the two immediately preceding provisos and (v) the Incremental Term Loans may be secured only by Collateral and may only be secured by either a pari passu or a junior Lien on the Collateral, in each case on terms and pursuant to documentation
(including an Acceptable Intercreditor Agreement if applicable) reasonably satisfactory to the Borrower and the lenders providing such Incremental Term Loans; provided that, to the extent such terms and documentation are not consistent with this Agreement (except as they relate to maturity, Weighted
Average Life to Maturity or interest rates), they shall not be more favorable, taken as a whole (as reasonably determined by the Borrower), to the lenders providing such Incremental Term Loans than the terms of the Term Loans (other than with respect to terms and conditions applicable after the maturity of the Term Loans) unless such more favorable terms are added for the benefit of the Term Loans, which shall not require the consent of the Lenders and any such Incremental Term Loans may contain any financial maintenance covenants, so long as such covenants are also added for the benefit of the Lenders, which shall not require consent of the Lenders.

(c)Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of the Interest Period for such Term SOFR Loan. During the existence of an Event of
Default, no Term Loan may be requested as, converted to or continued as Term SOFR Loans without the consent of the Lenders (other than Defaulting Lenders) holding in the aggregate at least a majority of the outstanding Term Loans, if any, and such Lenders may demand that any or all of the then outstanding
Term Loans that are Term SOFR Loans be converted immediately to Base Rate Loans.
(d)The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans upon determination of such interest rate. The determination of Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error.
(e)After giving effect to all Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than eight (8)
Interest Periods in effect with respect to the Term Loans; provided that all 2024 Term B Loans made on the Amendment No. 2 Effective Date and all 2024 Term B Loans converted from Initial Term Loans on the Amendment No. 2 Effective Date shall be of the same Type and have the same Interest Period as set forth in the definition of “Interest Period” herein.
2.03[Reserved]
2.04[Reserved]
2.05Prepayments
(a)Voluntary Prepayments of Term Loans.
(i)Voluntary Prepayments.
The Borrower may, upon notice from the Borrower to the Administrative Agent in the form of a written Prepayment Notice, at any time or from time to time voluntarily prepay the Term Loans in whole or in part without premium (except as otherwise set forth below) or penalty; provided that (x) such
Prepayment Notice shall contain the information required by the immediately succeeding sentence and must be received by the Administrative Agent not later than 12:00 p.m. (A) two Business Days prior to any date of prepayment of Term SOFR Loans, and (B) on the date of prepayment of Base Rate Loans; (y)
any such prepayment of Term SOFR Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding);
and (z) any prepayment of Base Rate Loans shall be in a principal amount of $250,000 or a whole multiple of $250,000 in excess thereof (or, if less, the entire principal amount thereof then outstanding).
Each such Prepayment Notice shall specify the date and amount of such prepayment and the Type(s) of
Term Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such
Prepayment Notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such Prepayment Notice shall be due and payable on the date specified therein, except that any such Prepayment Notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower on or prior to the date of prepayment if such condition is not satisfied. Any prepayment of a Term SOFR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Loans of the Lenders in accordance with their respective Pro Rata

Shares. Each such prepayment of the Term Loans shall be applied to the principal installments thereof under Section 2.07(b) as directed by the Borrower in its sole discretion, and if no direction is given by the
Borrower in direct order of maturity.
(ii)Repricing Event.
If any Term Loans are repriced pursuant to a Repricing Event (other than, for the avoidance of doubt, the incurrence of the ~~Initial~~2024 Term B Loans on the Amendment No. 2 Effective Date) prior to the six (6) month anniversary of the Amendment No. 2 Effective Date, whether or not such Repricing
Event is pursuant to the Loan Documents, the Borrower shall pay, ratably to each Lender whose Term
Loans are the subject of such Repricing Event, a prepayment premium of 1.00% of the aggregate principal amount of Term Loans so subject to such Repricing Event. The unutilized portion of the Term
Loan Commitments may be irrevocably reduced or terminated by the Borrower at any time without penalty.
(b)Mandatory Prepayments of Loans.
(i)[Reserved].
(ii)Dispositions and Involuntary Dispositions. On or before the third (3rd) Business Day following receipt by the Borrower or any Restricted Subsidiary (other than the ETMC JV) of such Net
Cash Proceeds, the Borrower shall make prepayments of the Term Loans in an aggregate amount equal to
100% of the Net Cash Proceeds of all Dispositions and Involuntary Dispositions (other than any proceeds of any business interruption insurance, any proceeds of MOB Dispositions or any proceeds received from the Federal Emergency Management Agency or other third parties in reimbursement of, or otherwise in connection with, costs incurred by the Loan Parties in support of the recovery of the Bay Medical facility)
to the extent that the Net Cash Proceeds of all Dispositions and Involuntary Dispositions received after the Effective Date exceed $7,500,000 (excluding (1) any proceeds of any business interruption insurance and proceeds in respect of medical office buildings, (2) any proceeds of a Permitted Sale Leaseback pursuant to which the aggregate fair market value of all property subject to such Permitted Sale
Leaseback sold or otherwise disposed of by the Borrower and its Restricted Subsidiaries is less than
$25,000,000 or (3) any proceeds received from the Federal Emergency Management Agency or other third parties in reimbursement of, or otherwise in connection with, costs incurred by the Loan Parties in support of the recovery of the Bay Medical facility); provided that such percentage shall be reduced to (i)
fifty percent (50%) if on the date such Disposition or Involuntary Disposition is consummated the Senior
Secured Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 2.25:1:00 as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 7.01(b) or (ii) zero percent (0%) if on the date such Disposition or Involuntary
Disposition is consummated the Senior Secured Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 1.75:1:00 as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 7.01(b) (such prepayments to be applied as set forth in clause (vii) below).
(iii)Debt Issuances. On or before the third (3rd) Business Day following receipt by the
Borrower or any Restricted Subsidiary (other than the ETMC JV) of the Net Cash Proceeds of any Debt
Issuance, the Borrower shall make prepayments of the Term Loans in an aggregate amount equal to 100%
of such Net Cash Proceeds (such prepayments to be applied as set forth in clause (vii) below).
(iv)Relative Rights Agreement Prepayments. On or before the second (2nd) Business Day following receipt by Parent, the Borrower, any Subsidiary or any of their respective Affiliates of the aggregate gross cash proceeds in respect of LeaseCo’s (or any of its Affiliates’) exercise of and consummation of the Ventas Asset Purchase (the “Ventas Asset Purchase Gross Proceeds Amount”), the
Borrower shall make payments of the Term Loans in an aggregate amount equal to 100% of such Ventas
Asset Purchase Gross Proceeds Amount; provided that if such Ventas Asset Purchase Gross Proceeds
Amount is received by the Administrative Agent from LeaseCo, the Administrative Agent shall disburse the Ventas Asset Purchase Gross Proceeds Amount in accordance with this Section 2.05.
(v)Excess Cash Flow. Within 120 days (or, to the extent the Borrower is prohibited from accessing cash from its Restricted Subsidiaries in a manner that would prevent the Borrower from making the prepayment referred to in this clause (v), on or before July 15) after the end of each fiscal year commencing with the fiscal year ending on or about December 31, 2022, the Borrower shall make prepayments of the Term Loans in an aggregate amount equal to the difference between (a) fifty percent
(50%) of Excess Cash Flow for such fiscal year; provided that such percentage shall be reduced to (i)
twenty-five percent (25%) if the Senior Secured Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 2.25:1:00 as of the last day of such fiscal year or (ii) zero percent (0%) if the Senior
Secured Net Leverage Ratio (calculated on a Pro Forma Basis) is less than or equal to 1.75:1:00 as of the last day of such fiscal year, minus (b) the amount of any voluntary prepayments of the Term Loans or of other Indebtedness secured by a Lien on the Collateral ranking pari passu with the Liens on the Collateral securing the Term Loans or the amount of prepayments of the ABL Facility and any other revolving
Indebtedness made in such fiscal year (in each case, other than those prepayments made with the proceeds of Indebtedness), but in the case of any such prepayment of revolving credit facilities (including the ABL
Facility), solely to the extent that the commitments thereunder are permanently reduced in the amount of such prepayment. Such prepayments shall be applied as set forth in clause (vii) below.
(vi)[Reserved].
(vii)Application of Mandatory Prepayments. All amounts required to be paid pursuant to this
Section 2.05(b) shall be applied, with respect to all amounts prepaid pursuant to Sections
2.05(b)(ii), (iii), (iv) and (v), to the Term Loans in each case first to Base Rate Loans and then to
Term SOFR Loans in direct order of Interest Period maturities.
(viii)Joint Ventures. Notwithstanding any other provision of this Section 2.05(b) to the contrary, to the extent that any or all of the Net Cash Proceeds from a Disposition or Involuntary
Disposition subject to prepayment pursuant to clause (ii) or any Excess Cash Flow subject to prepayment pursuant to clause (v) is attributable to a Joint Venture or its subsidiaries, the amount of any such prepayment of Net Cash Proceeds or Excess Cash Flow required to be paid pursuant to Section 2.05(b)(ii)
or (v) shall be limited to the portion of such Net Cash Proceeds or Excess Cash Flow that such Joint
Venture is able to distribute to another wholly-owned subsidiary pursuant to the Organization Documents of such Joint Venture, it being understood that if such Joint Venture is unable to make such distribution, at the time of the required prepayment, but subsequently is permitted to make such distribution, such Joint
Venture shall promptly distribute such amounts to the Borrower and the Borrower shall apply such amounts to the prepayment of Term Loans pursuant to this Section 2.05(b).
All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty (except in the case of Section 2.05(b)(iii) to the extent set forth in Section 2.05(a)(ii)), and shall be accompanied by interest on the principal amount prepaid through the date of prepayment. If the Borrower is required to make a mandatory prepayment of Term SOFR Loans under this Section 2.05, the Borrower shall have the right, in lieu of making such prepayment in full, to deposit an amount equal to such mandatory prepayment with the Administrative Agent in a cash collateral account maintained
(pursuant to documentation reasonably satisfactory to the Administrative Agent) by and in the sole dominion and control of the Administrative Agent or one of its Affiliates (with appropriate control agreements). Any amounts so deposited shall be held by the Administrative Agent as collateral for the prepayment of such Term SOFR Loans and shall be applied to the prepayment of the applicable Term
SOFR Loans at the end of the current Interest Periods applicable thereto.
All prepayments of Term Loans pursuant to this Section 2.05(b) shall be applied to the payments in Section 2.07(b) in direct order of maturity.
2.06Termination or Reduction of Commitments
Unless previously terminated, (i) the Initial Term Commitments shall terminate at 5:00 p.m., New
York City time, on the Effective Date. and (ii) the 2024 Term B Commitments shall terminate at 5:00
p.m., New York City time, on the Amendment No. 2 Effective Date.
2.07Repayment of Loans
(a)The Borrower shall repay the outstanding principal amount of the Term Loans in full on the Maturity Date or on such earlier date in the event the loans are accelerated pursuant to Section 9.02.
(b)On the last Business Day of each March, June, September and December, beginning with
December 31, 2021, the Borrower shall repay the Term Loans in the aggregate principal amount equal to the product of (i) 0.25% times (ii) the aggregate outstanding principal amount of the Term Loans outstanding on the Effective Date; provided, that in the event of any prepayment of the Term Loans, the amount of certain installments shall be reduced as set forth in this Agreement. As of the Amendment No.
2 Effective Date, such quarterly installments have been reduced to zero. The remaining balance shall be repaid in full on the Maturity Date.
2.08Interest
(a)Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the sum of Term SOFR for such Interest Period plus the Applicable Rate and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.
(b)Upon the occurrence and during the continuation of an Event of Default at the direction of the Required Lenders, the Borrower shall pay interest on the principal amount of all overdue and outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(c)Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
(d)The Borrower shall pay to the Term Loan Lenders immediately prior to the effectiveness of Amendment and Restatement Agreement all accrued and unpaid interest on the Term B-1 Loans to, but not including, the Effective Date on the Effective Date.

(e)The Borrower shall pay to the Term Loan Lenders immediately prior to the effectiveness of Amendment No. 2 all accrued and unpaid interest on the Initial Term Loans to, but not including, the
Amendment No. 2 Effective Date on such Amendment No. 2 Effective Date.
2.09Fees
The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall be non-refundable for any reason whatsoever.
2.10Computation of Interest and Fees
All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the
Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day.
2.11Evidence of Debt
The Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Borrowings made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.
In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the
Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a promissory note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each such promissory note shall be substantially in the form of Exhibit H (a
“Term Note”). Each Lender may attach schedules to its Term Note and endorse thereon the date, Type (if applicable), amount and maturity of its Term Loans and payments with respect thereto.
2.12Payments Generally
(a)All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense (other than payment in full), recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative
Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative
Agent’s Office in Dollars and in immediately available funds not later than 12:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 12:00 p.m. shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.
(b)Subject to the definition of “Interest Period,” if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following
Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may
be.
(c)If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i)
first, toward costs and expenses (including Attorney Costs and amounts payable under Article III)
incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.
(d)Unless the Borrower or any Lender has notified the Administrative Agent, prior to the time any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:
(i)with respect to any payment that the Administrative Agent makes for the account of the Lenders hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment;
(2) the Administrative Agent has made a payment in excess of the amount so paid by the
Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such
Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative
Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative
Agent in accordance with banking industry rules on interbank compensation; and
(ii)if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the
Administrative Agent to the Borrower to the date such amount is recovered by the Administrative
Agent (the “Compensation Period”) at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the
Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the
Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable
Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its

Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(d) shall be conclusive, absent manifest error.
(e)If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable
Borrowing set forth in Article V are not satisfied or waived in accordance with the terms hereof, the
Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(f)The obligations of the Lenders hereunder to make Term Loans are several and not joint.
The failure of any Lender to make any Loan required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.
(g)Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(h)Notwithstanding any provision to the contrary contained herein or in any other of the
Loan Documents, if at any time following the occurrence and during the continuation of an Event of
Default, but prior to the exercise of remedies as provided for in Section 9.02, payment is made by the
Borrower and is applied to payment of principal or interest on the Loans, such payment shall be applied ratably to the unpaid principal or interest, as the case may be, of the Loans (and breakage, termination or other payments and any interest accrued thereon).
2.13Sharing of Payments
If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the
Loans made by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such
Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans, pro rata with each of them;
provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 11.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i)
the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable law, exercise all its rights of payment (including the right of setoff, but subject to Section 11.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.
2.14Incremental Borrowings
(a)The Borrower may at any time or from time to time after the Effective Date, by notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to the
Lenders), request one or more additional tranches of term loans or increases to an existing tranche of term loans (the “Incremental Term Loans”); provided that (w) at the time that any such Incremental Term Loan is made, no Default or Event of Default shall have occurred and be continuing, except that in the case of
Incremental Term Loans incurred to make a Permitted Acquisition or a Permitted Investment, in which case at the time such Incremental Term Loan is made, no Event of Default pursuant to Sections 9.01(a) or
(f) shall have occurred and be continuing, (x) at the time that any such Incremental Term Loan is made, the representations and warranties of the Borrower and each other Loan Party contained in Article VI or any other Loan Document shall be true and correct in all material respects on and as of such dates, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that to the extent that any representation and warranty is qualified as to “materiality” or “Material Adverse Effect”, such representation and warranty shall be true and correct in all respects on such respective dates, and except that for purposes of this section, the representations and warranties contained in clause (a) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01; provided, further, that, in the case of Incremental Term Loans incurred to make a Permitted Acquisition or a Permitted Investment, such representations and warranties to be made at the time that any such Incremental Term Loan is made shall be limited to the Specified Representations and the “acquisition agreement representations” (or similar representations) conformed as appropriate for such transaction; and (y) the Borrower shall have delivered to the Administrative Agent a certificate of a
Responsible Officer, in detail reasonably satisfactory to the Administrative Agent, demonstrating that the incurrence of such Incremental Term Loans requested does not violate the provisions of the Relative
Rights Agreement or the Master Lease. The aggregate amount of the Incremental Term Loans shall not exceed the greater of (x)(A) $500,000,000 and (B) 100% of Consolidated EBITDA plus (y) an unlimited amount, so long as in the case of this clause (y) only, the Borrower has at the time such Incremental Term
Loan is made, a Senior Secured Net Leverage Ratio equal to or less than 3.75:1.00 calculated on a Pro
Forma Basis; provided that for purposes of this clause (y), net cash proceeds of Incremental Term Loans incurred at such time shall not be netted against the applicable amount of Consolidated Indebtedness for purposes of such calculation of the Senior Secured Net Leverage Ratio plus (z) the aggregate amount of voluntary prepayments of Term Loans other than from the proceeds of the incurrence of Indebtedness
(provided, however, that if amounts incurred under clause (y) are incurred concurrently with the incurrence of Incremental Term Loans under clause (x) and/or (z), the Senior Secured Net Leverage Ratio shall be calculated without giving effect to such amounts incurred in reliance on the foregoing clause (x)
and/or (z); provided, further, for the avoidance of doubt, to the extent the proceeds of any Incremental
Term Loans are being utilized to repay Indebtedness, such calculations shall give pro forma effect to such repayments) (the amount available under clauses (x), (y) and (z), the “Available Incremental Amount”).
The Borrower may elect to use clause (y) of the Available Incremental Amount regardless of whether the
Borrower has capacity under clauses (x) or (z) of the Available Incremental Amount. Further, the
Borrower may elect to use clause (y) of the Available Incremental Amount prior to using clause (x) or (z)
of the Available Incremental Amount, and if both clause (y) and clause (x) and/or (z) of the Available

Incremental Amount are available and the Borrower does not make an election, then the Borrower will be deemed to have elected to use clause (y) of the Available Incremental Amount.
(b)The Incremental Term Loans shall (i) be on terms and pursuant to documentation to be determined by the Borrower and the Lenders thereunder; provided that, to the extent such terms and documentation (except to the extent permitted by clauses (ii) and (iii) below) are not consistent with this
Agreement, they shall be reasonably satisfactory to the Borrower and the Administrative Agent, (ii) (A)
not mature earlier than the Maturity Date for any outstanding Term Loans and (B) have a Weighted
Average Life to Maturity no shorter than the remaining Weighted Average Life to Maturity of any outstanding Term Loans; provided that this clause (ii) shall not apply to up to $150,000,000 of
Indebtedness, in the aggregate, in respect of all Incremental Term Loans and any Indebtedness incurred pursuant to Section 8.03(u) and (v) (this clause (ii), the “Maturity and Weighted Average Life to Maturity
Limitations”), (iii) only be guaranteed by the Guarantors, (iv) have interest rates and an amortization schedule (subject to clause (ii) above) applicable to the Incremental Term Loans determined by the
Borrower and the Lenders thereunder; provided that, if the Applicable Rate related to any Incremental
Term Loans incurred within twelve (12) months of the Effective Date exceeds the Applicable Rate relating to any outstanding Term Loans immediately prior to the effectiveness of the applicable
Incremental Amendment by more than 0.50% per annum, the Applicable Rate relating to such Term
Loans shall be adjusted to be equal to the Applicable Rate relating to such Incremental Term Loans minus
0.50% per annum; provided, further, that the immediately preceding proviso shall not apply if (x) such
Incremental Term Loans mature more than 12 months after the Maturity Date or (y) the aggregate principal amount of such Incremental Term Loans (together with the aggregate principal amount of all other Incremental Term Loans excluded in reliance on this clause (y) and term loan Indebtedness secured on a pari passu basis with the Liens securing the Term Loans pursuant to Section 8.03(u) and (v)) does not exceed $150,000,000 in the aggregate (the provisions under this proviso and the immediately preceding proviso collectively, the “MFN Provisions”); provided, further, that in determining the
Applicable Rate for Incremental Term Loans or Term Loans solely for purposes of the two immediately preceding provisos, (w) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) paid by the Borrower to all Lenders (and not any one Lender) providing
Term Loans or Incremental Term Loans in the initial primary syndication thereof shall be included and equated to interest (with OID being equated to interest based on an assumed four-year life to maturity),
(x) customary arrangement or commitment fees payable to the Joint Book Runners in connection with the
Term Loans or to one or more arrangers (or their Affiliates) of the Incremental Term Loans shall be excluded, (y) if the lowest permissible Base Rate is greater than 1.50% per annum and the lowest permissible Term SOFR is greater than 0.50% per annum, in each case the difference between the “floor”
and 0.50%, in the case of Term SOFR Loans, and such floor and 1.50% per annum, in the case of Base
Rate Loans, shall be equated to Applicable Rate for purposes of the two immediately preceding provisos and (v) the Incremental Term Loans may be secured only by Collateral and may only be secured by either a pari passu or a junior Lien on the Collateral, in each case on terms and pursuant to documentation
(including an Acceptable Intercreditor Agreement if applicable) reasonably satisfactory to the Borrower and the lenders providing such Incremental Term Loans; provided that, to the extent such terms and documentation are not consistent with this Agreement (except as they relate to maturity, Weighted
Average Life to Maturity or interest rates), they shall not be more favorable, taken as a whole (as reasonably determined by the Borrower), to the lenders providing such Incremental Term Loans than the terms of the Term Loans (other than with respect to terms and conditions applicable after the maturity of the Term Loans) unless such more favorable terms are added for the benefit of the Term Loans, which shall not require the consent of the Lenders and any such Incremental Term Loans may contain any financial maintenance covenants, so long as such covenants are also added for the benefit of the Lenders, which shall not require consent of the Lenders.

(a)Each notice from the Borrower pursuant to this Section 2.14 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans. Incremental Term Loans may be
made by an existing Lender (and no Term Loan Lender shall have any obligation to make an Incremental
Term Loan) or by any other bank or other financial institution reasonably acceptable to the
Administrative Agent and the Borrower (any such other bank or other financial institution being called an
“Additional Lender”).
(b)Commitments in respect of Incremental Term Loans shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by Parent, the Borrower, each Guarantor, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative
Agent. The Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section
2.14 (including, without limitation, to preserve “fungibility” or to add premiums in respect of existing
Term Loans in connection with an increase to such Term Loans).
(c)This Section 2.14 shall supersede any provisions in Sections 2.13 and 11.01 to the contrary.
2.15Defaulting Lenders
(a)Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting
Lender, to the extent permitted by applicable Law:
(i)Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.01.
(ii)Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to
Section 11.09), shall be applied at such time or times as may be determined by the Administrative
Agent in consultation with the Borrower as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, if so determined by the
Administrative Agent as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent;
third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders, as a result of any judgment of a court of competent jurisdiction obtained by any Lender, against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this
Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions to such Borrowing were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-
Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that
Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting
Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by that
Defaulting Lender, and each Lender irrevocably consents hereto.
(b)Defaulting Lender Cure. If the Borrower, and the Administrative Agent, agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase that portion of outstanding
Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held on a pro rata basis by the Lenders), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting
Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties and subject to Section 11.22, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting
Lender.
2.16Refinancing Amendments
(a)Notwithstanding anything to the contrary in this Agreement, the Borrower may by written notice to the Administrative Agent (which may be in the form of an amendment to this Agreement pursuant to this Section 2.16) establish one or more additional tranches of term loans under this
Agreement in minimum amounts of $10,000,000 (such loans, “Refinancing Term Loans”), the net proceeds of which are used to refinance in whole or in part any Class of Term Loans on a pro rata basis (it being understood that, with the consent of the Borrower and subject to allocation by the Borrower, any existing Lender holding Term Loans of such Class may elect to convert all or any portion of such Term
Loans into the applicable Refinancing Term Loans on a “cashless roll” basis). Each such notice shall specify the date (each, a “Refinancing Effective Date”) on which the Borrower proposes that the
Refinancing Term Loans shall be made, which shall be a date not earlier than three (3) Business Days after the date on which such notice is provided to the Administrative Agent (or such shorter period agreed to the Administrative Agent); provided that:
(i)the final maturity date of the Refinancing Term Loans shall be no earlier than the maturity date applicable to the Class of Term Loans being refinanced;
(ii)the Weighted Average Life to Maturity of such Refinancing Term Loans shall be no shorter than the then-remaining Weighted Average Life to Maturity of the Class of Term
Loans being refinanced (except to the extent of nominal amortization for periods where amortization has been eliminated or reduced as a result of prepayment of the Class of Term Loans being refinanced);
(iii)the aggregate principal amount of the Refinancing Term Loans shall not exceed the outstanding principal amount of the Term Loans being refinanced plus amounts used to pay fees, premiums, costs and expenses (including original issue discount) and accrued interest associated therewith;
(iv)all other terms applicable to such Refinancing Term Loans (other than provisions relating to premiums, original issue discount, upfront fees, interest rates and any other pricing terms, which shall be as agreed between the Borrower and the Lenders providing such
Refinancing Term Loans) taken as a whole shall (as determined by the Borrower in good faith) be substantially similar to, or not more favorable to the lenders of such Refinancing Term Loans than the terms, taken as a whole, applicable to the Term Loans being refinanced (except (i) to the extent such covenants and other terms apply to any period after the latest maturity date applicable to any Class of Term Loans unless such more favorable terms are added for the benefit of the
Term Loans, which shall not require the consent of the Lenders and (ii) a financial maintenance covenant may be added for the benefit of such Refinancing Term Loans, so long as such financial maintenance covenant is also added to any other Class of Term Loans that remain outstanding);
(v)there shall be no borrower (other than the Borrower) and no guarantors (other than the Guarantors) in respect of such Refinancing Term Loans, unless such borrower or guarantor is an entity organized or formed in the United States and becomes a co-Borrower or
Guarantor (as applicable) under the Loan Documents and is otherwise reasonably acceptable to the Administrative Agent;
(vi)Refinancing Term Loans shall not be secured by any asset other than the
Collateral; and
(vii)Refinancing Term Loans shall be secured by Collateral on a pari passu basis with the outstanding Term Loans and may participate on a pro rata basis or on a less than pro rata basis
(but not on a greater than pro rata basis) in any mandatory prepayments or voluntary prepayments hereunder, as specified in the applicable Refinancing Amendment.
(b)The Borrower may approach any Lender or any other person that would be a permitted assignee pursuant to Section 11.07 to provide all or a portion of the Refinancing Term Loans; provided, that any Lender offered or approached to provide all or a portion of the Refinancing Term Loans may elect or decline, in its sole discretion, to provide a Refinancing Term Loan. Any Refinancing Term Loans made on any Refinancing Effective Date shall be designated an additional Class of Term Loans for all purposes of this Agreement; provided, further, that any Refinancing Term Loans may, to the extent provided in the applicable Refinancing Amendment governing such Refinancing Term Loans, be designated as an increase in any previously established Class of Term Loans made to the Borrower and in connection with any such increase, the Borrower may amend, without the consent of any Lender, the terms of such previously established Class of Term Loans to include premiums and/or to increase the pricing thereof.
(c)The Borrower and each Lender providing the applicable Refinancing Term Loans shall execute and deliver to the Administrative Agent an amendment to this Agreement (a “Refinancing
Amendment”) and such other documentation as the Administrative Agent shall reasonably request in writing. Any Refinancing Amendment shall not require the consent of any Lender other than Lenders providing such Refinancing Term Loans and may effect such amendments to the Loan Documents as may be necessary or appropriate, in the reasonable judgment of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16. Each Lender providing such Refinancing Term Loans that is not already a Lender hereunder on the Refinancing Effective Date shall become a Lender under this
Agreement pursuant to the Refinancing Amendment. Each Refinancing Amendment shall be binding on the Lenders, the Loan Parties and the other parties hereto. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document (including without limitation this Section 2.16), there shall be no condition to any incurrence of any Refinancing Term Loan at any time or from time to time other than those set forth in clause (a) above, as applicable.
(d)The Borrower may replace any Lender that does not consent to convert their Term Loans in to Refinancing Term Loans in accordance with Section 11.16.
2.17Extended Term Loans
(a)At any time and from time to time after the Effective Date, the Borrower may, upon notice to the Administrative Agent (which shall promptly notify the Term Loan Lenders or any
Additional Lender, as applicable), request an extension of the Maturity Date or the maturity date applicable to any Incremental Term Loans, as applicable, then in effect (such existing Maturity Date being the “Existing Term Loan Maturity Date” and such existing maturity date applicable to any
Incremental Term Loans being the “Existing Incremental Term Loan Maturity Date”) to a date specified in such notice. Within 10 Business Days of delivery of such notice (or such other period as the Borrower and the Administrative Agent shall mutually agree upon), each Term Loan Lender or Additional Lender, as applicable, shall notify the Administrative Agent whether it consents to such extension (which consent may be given or withheld in such Term Loan Lender’s or Additional Lender’s, as applicable, sole and absolute discretion). Any Term Loan Lender or Additional Lender, as applicable, not responding within the above time period shall be deemed not to have consented to such extension. The Administrative
Agent shall promptly notify the Borrower and the Term Loan Lenders or the Additional Lenders of the
Term Loan Lenders’ or the Additional Lenders’ responses, as applicable.
(b)The Maturity Date or Existing Incremental Term Loan Maturity Date, as applicable, shall be extended only with respect to the Term Loans or Incremental Term Loans, as applicable, held by the
Term Loan Lenders or Additional Lenders, as applicable, that have consented thereto (the Term Loan
Lenders or Additional Lenders, as applicable, that so consent being the “Extending Term Lenders” and the Term Loan Lenders or Additional Lenders, as applicable, that declined being the “Non-Extending
Term Lenders”) (it being understood and agreed that, except for the consents of the Extending Term
Lenders, no other consents shall be required hereunder for such extensions). If so extended, (A) the scheduled Maturity Date with respect to the Term Loans held by the Extending Term Lenders shall be extended to the date specified in the notice referred to in Section 2.17(a) above, which shall become the new Maturity Date (such date, the “Extended Term Loan Maturity Date”) and (B) the scheduled maturity date with respect to any Incremental Term Loans held by the Extending Term Lenders shall be extended to the date specified in the notice referred to in Section 2.17(a) above, which shall become the new maturity date applicable to such Incremental Term Loans (such date, the “Extended Incremental Term
Loan Maturity Date”). The Administrative Agent and the Borrower shall promptly confirm to (y) the
Term Loan Lenders such extension, specifying the effective date of such extension (the “Term Loan
Extension Effective Date”), the then scheduled Maturity Date and the Extended Term Loan Maturity Date
(after giving effect to such extension) and (z) the applicable Additional Lenders such extension, specifying the effective date of such extension (the “Incremental Term Loan Extension Effective Date”),
the then scheduled maturity date applicable to such Incremental Term Loans and the Extended
Incremental Term Loan Maturity Date (after giving effect to such extension). The interest margins and/or
“floors” with respect to any Term Loans or Incremental Term Loans, as applicable, extended pursuant to this Section 2.17 may be different than the interest margins and/or “floors” for the existing Term Loans or
Incremental Term Loans, as applicable, and upfront fees may be paid to the Extending Term Lenders, in each case to the extent provided in the Borrower’s notice. Except as to interest rates, fees, premiums, prepayments and final maturity (which shall be subject to this Section 2.17), the terms of the Term Loans held by the Extending Term Lenders shall be substantially identical to the terms of the Term Loans held by the Non-Extending Term Lenders. As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the Term Loan Extension
Effective Date or the Incremental Term Loan Extension Effective Date, as applicable, signed by a
Responsible Officer of the Borrower certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and certifying that, before and after giving effect to such extension, the representations and warranties contained in Article VI made by it are true and correct in all material respects on and as of the Term Loan Extension Effective Date or the Incremental Term Loan
Extension Effective Date, as applicable, except to the extent that such representations and warranties specifically refer to an earlier date, and no Default or Event of Default exists or will exist as of the Term
Loan Extension Effective Date or the Incremental Term Loan Extension Effective Date, as applicable.
The Borrower shall pay to the Administrative Agent for the account of each Non-Extending Term Lender the then unpaid principal amount of such Non-Extending Term Lender’s Term Loans or Incremental
Term Loans, as applicable, outstanding on the Existing Term Loan Maturity Date or the Existing
Incremental Term Loan Maturity Date, as applicable (and pay any additional amounts required pursuant to Section 2.16). Notwithstanding the terms of Section 11.01, the Borrower and the Administrative Agent
shall be entitled (without the consent of any other Lenders) to enter into any amendments to this
Agreement that the Administrative Agent believes are necessary to appropriately reflect, or provide for the integration of, any extension of a Maturity Date or maturity date applicable to any Incremental Term
Loans, as applicable, pursuant to this Section 2.17.
(c)The Borrower may replace any Non-Extending Term Lender in accordance with Section
11.16.
2.18Relative Rights Agreement Assignment.
(a)Immediately following the receipt by the Administrative Agent of an amount equal to (i)
(x) the aggregate gross cash proceeds in respect of LeaseCo’s (or any of its Affiliates’) exercise of and consummation of the Ventas Purchase Option (the “Ventas Purchase Option Gross Proceeds Amount”)
less (y) the aggregate principal amount (the “Ventas Purchase Option ABL Amount”) of loans outstanding under the Ardent ABL Facility Silo (such amount equal to the Ventas Purchase Option Gross
Proceeds Amount less the Ventas Purchase Option ABL Amount, the “Ventas Purchase Option Term
Loan Amount”), and (ii) all accrued and unpaid interest, fees and other amounts (including amounts payable under Section 3.05) due on such Ventas Purchase Option Term Loans to and including the date of such assignment from the Borrower, the Term Loan Lenders shall assign (such assignment, the “Ventas
Purchase Option Assignment”) Term Loans in an aggregate principal amount equal to the Ventas
Purchase Option Term Loan Amount (such Term Loans, the “Ventas Purchase Option Term Loans”) on a
pro rata basis to Ventas or one of its Affiliates (the “Ventas Assignees”). The Ventas Purchase Option
Assignment shall occur immediately upon the receipt by the Administrative Agent of the amounts described in the immediately preceding sentence and no Assignment and Assumption Agreement shall be required in connection with such assignment. In addition, in connection with and simultaneously with the
Ventas Purchase Option Assignment, the Term Loan Lenders (other than a Ventas Assignee) and the
Administrative Agent shall (A) assign to the Ventas Assignee (i) all of their rights to and interests in the guarantees and Liens provided by the Tenant Subsidiaries, (ii) all of the Liens securing the Term Loans by the pledge of the Capital Stock of the Tenant Subsidiaries and (iii) all of the Liens securing Term
Loans by Collateral of the Tenant Subsidiaries and (B) to the extent applicable, release any right, title and interest with respect to the Obligations and guarantees of each Tenant Subsidiary (including, if applicable, the release of such Term Loan Lender’s or Administrative Agent’s right in, title to and liens on the
Collateral of the Tenant Subsidiaries) in respect of any Term Loans held by such Term Loan Lender or
Administrative Agent which are not assigned to the Ventas Assignee in accordance with the foregoing clause (A); provided that the relevant Term Loan Lenders and the Administrative Agent shall release and discharge each Tenant Subsidiary, and its successors and assigns (collectively, the “Tenant Released
Parties”) from any and all claims, causes of action, damages and liabilities of any nature whatsoever against the Tenant Released Parties which relates, directly or indirectly, to the guarantees, the
Obligations, the Loan Documents or the transactions relating thereto (other than any claims, causes of action, damages or liabilities related to indemnity obligations, to the extent directly attributable to any
Tenant Subsidiary, in each case, in respect of the guarantees, Obligations, the Loan Documents or the transactions relating thereto (excluding for the avoidance of doubt, reimbursement of expenses in connection with amending, negotiating preparing or administering any Loan Documents) from actions arising prior to the exercise of the Ventas Purchase Option (and unrelated thereto)).
(b)Upon consummation of the Ventas Purchase Option Assignment (i) the Ventas Purchase
Option Term Loans (A) shall be (x) guaranteed by the Loan Parties (other than the Tenant Subsidiaries)
on an unsecured, silent second, passive and fully subordinated (on terms to be mutually agreed among the
Ventas Assignee, the Tenant Subsidiaries, the other Loan Parties, the Required Lenders (excluding the
Ventas Assignee or any Lender of the Ventas Purchase Option Term Loans) and the Administrative
Agent) basis (other than with respect to the pledge of the Capital Stock of the Tenant Subsidiaries) to all
Obligations hereunder, the obligations under the ABL Facility and the 2029 Notes Indenture and certain other Indebtedness of the Loan Parties subject to the Relative Rights Agreement and (y) guaranteed by the Tenant Subsidiaries and (B) shall only be secured by Liens on (x) the assets and property of such
Tenant Subsidiaries that constitute Collateral for the Term Loans immediately prior to the Ventas
Purchase Option Assignment and (y) the Capital Stock of the Tenant Subsidiaries; (ii) the Non-Ventas
Purchase Option Term Loans shall not be guaranteed by the Tenant Subsidiaries or be secured by Liens on any assets or property of the Tenant Subsidiaries or the Capital Stock of the Tenant Subsidiaries (iii)
the borrower of the Ventas Purchase Option Term Loans shall be a Tenant Subsidiary designated by the
Ventas Assignee, (iv) the Ventas Purchase Option Term Loans and the Non-Ventas Purchase Option
Term Loans shall be outstanding under this Agreement as separate Classes of Term Loans, (v) neither the
Ventas Purchase Option Term Loans nor the Non-Ventas Purchase Option Term Loans shall have a maturity date earlier than the maturity date of the then outstanding Term Loans or a shorter Weighted
Average Life to Maturity than the then outstanding Term Loans, (vi) the Tenant Subsidiaries shall become Unrestricted Subsidiaries with respect to the Non-Ventas Purchase Option Term Loans (without being required to satisfy any of the conditions set forth in the definition of “Unrestricted Subsidiaries”)
and (vii) this Agreement shall be amended, amended and restated, supplemented or otherwise modified on the date of the consummation of the Ventas Purchase Option Assignment by a Ventas Purchase Option
Amendment which documents the terms and conditions of the Ventas Purchase Option Term Loans;
provided that such amendments shall be on terms mutually agreed between the Ventas Assignee and the
Borrower (and to the extent affecting the Administrative Agent, the Administrative Agent) and shall include, without limitation, the following provisions (1) that the Ventas Purchase Option Term Loans will deem Parent and each of its Subsidiaries, other than the Tenant Subsidiaries as Unrestricted Subsidiaries,
(2) limitations on the incurrence of Liens on and pledges in respect of the Capital Stock of Tenant
Subsidiaries, (3) separate voting and consent rights with respect to the Non-Ventas Purchase Option Term
Loans and the Ventas Purchase Option Term Loans and any other provisions necessary to ensure that the
Non-Ventas Purchase Option Term Loans and the Ventas Purchase Option Term Loans are separate
Classes of Term Loans hereunder (including, without limitation, permitting non-pro rata mandatory and voluntary payments between each such class of Term Loans) and (4) provide for “cross defaults” between the Non-Ventas Purchase Option Term Loans and the Ventas Purchase Option Term Loans; provided that such amendments shall not directly or indirectly affect the Term Loan Lenders holding Non-Ventas
Purchase Option Term Loans other than to provide that the Non-Ventas Purchase Option Term Loans and
Ventas Purchase Option Term Loans shall be treated as separate Classes of Term Loans and to provide
“cross defaults” contemplated by clause (4) above; provided further that, for the avoidance of doubt,

additional covenants and restrictions solely with respect to the Tenant Subsidiaries shall not be deemed to directly or indirectly affect the Term Loan Lenders holding Non-Ventas Purchase Option Term Loans.
(c)Notwithstanding the foregoing, concurrently with consummation of the Ventas Purchase
Option, the Borrower, the Guarantors, the Ventas Assignee, the Ventas Purchase Option Term Loan
Agent and the Administrative Agent shall execute and deliver an amendment, amendment and restatement, supplement or other modification to this Agreement (the “Ventas Purchase Option
Amendment”) and such other documentation as the Administrative Agent or the Ventas Purchase Option
Term Loan Agent shall reasonably request (including as set forth in clause (b) above). Any Ventas
Purchase Option Amendment shall not require the consent of any Lender and may effect such amendments to the Loan Documents as may be necessary or appropriate, in the reasonable judgment of the Administrative Agent, the Ventas Purchase Option Term Loan Agent, the Borrower and the Ventas
Assignee, to effect the provisions of this Section 2.18; provided that except as set forth in this Section
2.18, the terms applicable to the Non-Ventas Purchase Option Term Loans immediately after giving effect to such Ventas Purchase Option Amendment shall not be any less favorable to Term Loan Lenders holding Non-Ventas Purchase Option Term Loans than the terms applicable to such Term Loans immediately prior to giving effect to such Ventas Purchase Option Amendment. The Ventas Purchase
Option Amendment shall be binding on the Lenders, Ventas, the Loan Parties and the other parties hereto.
ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY
3.01Taxes
(a)Unless required by Law (as determined in good faith by the applicable withholding agent), any and all payments by any Loan Party to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction or withholding for any and all present or future Taxes. If the applicable withholding agent shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative
Agent or any Lender, (i) if the Tax in question is an Indemnified Tax or an Other Tax, the sum payable by the applicable Loan Party shall be increased as necessary so that after all required deductions (including deductions applicable to additional sums payable under this Section 3.01) have been made, each Lender
(or in the case of a payment made to the Administrative Agent for its own account, the Administrative
Agent) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the applicable withholding agent shall make such deductions, (iii) the applicable withholding agent shall timely pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty days after the date of such payment, the applicable Loan Party (if the Loan Party is the applicable withholding agent) shall furnish to the
Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof, or if no receipt is available, other evidence of payment reasonably satisfactory to the Administrative Agent.
(b)In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary Taxes and any other excise, property or similar Taxes which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as “Other Taxes”).
(c)The Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Indemnified Taxes and Other Taxes (including any Indemnified Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.01) paid or payable by the Administrative Agent and such Lender and (ii) any liability (including additions to Tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such
Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant
Governmental Authority. Payment under this Section 3.01(c) shall be made within thirty days after the date the Lender or the Administrative Agent makes a demand therefor.
(d)If any Lender determines, in its good faith discretion, that it has received a refund of any
Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay (subject to the Lender’s right of set-off) over such refund to the Borrower or such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Person under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all reasonable and documented out-of-pocket expenses (including Taxes) of the Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund net of any Taxes payable by such Lender); provided that the Borrower or any Loan Party, upon the request of the Lender, agrees to repay the amount paid over to such Person (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund to such Governmental Authority. This Section 3.01(d) shall not be construed to require the Lender to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other Person.
(e)Each Lender shall, at such times as are reasonably requested by the Borrower or the
Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Law, or reasonably requested by the Borrower or the Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or reduction in, any withholding Tax with respect to any payments to be made to such Lender under the Loan Documents. Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation (including any specific documentation required below in this Section 3.01(e)) expired, obsolete or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the applicable withholding agent) or promptly notify the Borrower and the Administrative Agent of its legal ineligibility to do so.
Unless the applicable withholding agent has received forms or other documents satisfactory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding tax or are subject to such Tax at a rate reduced by an applicable tax treaty, the Borrower, Administrative
Agent or other applicable withholding agent may withhold amounts required to be withheld by applicable
Law from such payments at the applicable statutory rate. Each Lender hereby authorizes the
Administrative Agent to deliver to the Borrower and to any successor Administrative Agent any documentation provided to the Administrative Agent pursuant to this Section 3.01(e).
Without limiting the generality of the foregoing:
(i)Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Internal Revenue Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding.
(ii)Each Lender that is not a United States person (as defined in Section 7701(a)(30)
of the Internal Revenue Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter when required by Law or upon the reasonable request of the Borrower or the Administrative
Agent) whichever of the following is applicable:
(I)two duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms) claiming eligibility for benefits of an income tax treaty to which the United States of America is a party;
(II)two duly completed copies of Internal Revenue Service Form W-8ECI
(or any successor forms);
(III)in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate, in substantially the form of Exhibit O (any such certificate a “United States Tax Compliance
Certificate”), or any other form approved by the Administrative Agent, to the effect that such Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the
Internal Revenue Code, (B) a “10 percent shareholder” of a Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code, and that no payments in connection with the Loan Documents are effectively connected with such
Lender’s conduct of a U.S. trade or business and (y) two duly completed copies of
Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms);
(IV)to the extent a Lender is not the beneficial owner (for example, where the
Lender is a partnership, or is a Participant holding a participation granted by a participating Lender), Internal Revenue Service Form W-8IMY (or any successor forms)
of the Lender, accompanied by a Form W-8ECI, W-8BEN or W-8BEN-E, United States
Tax Compliance Certificate, Form W-9, Form W-8IMY (or other successor forms) or any other required information from each beneficial owner, as applicable (provided that, if the
Lender is a partnership (and not a participating Lender) and one or more direct or indirect partner(s) are claiming the portfolio interest exemption, the United States Tax
Compliance Certificate shall be provided by such Lender on behalf of such direct or indirect partner(s)); or
(V)any other form prescribed by applicable requirements of U.S. federal income tax law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable requirements of Law to permit the Borrower and the
Administrative Agent to determine the withholding or deduction required to be made.
Notwithstanding any other provision of this Section 3.01(e), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver.
(f)If a payment made to a Lender under any Loan Document would be subject to U.S.
federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the
Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative
Agent at the time or times prescribed by law and at such time or times reasonably requested by the
Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine that such
Lender has complied with such Lender’s obligations under FATCA and to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(g)If the Borrower (or any other Loan Party) is required to pay any amount to any Lender or the Administrative Agent pursuant to this Section 3.01, then such Lender shall use reasonable efforts
(consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment which may thereafter accrue, if such change in the sole reasonable judgment of such Lender (i) is not otherwise disadvantageous to such Lender and (ii) would not result in any unreimbursed cost or expense to such Lender.
(h)For the avoidance of doubt, any payments made by the Administrative Agent to any
Lender shall be treated as payments made by the applicable Loan Party.
3.02Illegality
If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund
Term SOFR Loans, or to determine or charge interest rates based upon Term SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all
Term SOFR Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.
3.03Inability To Determine Rates
(a)If in connection with any request for a Term SOFR Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) Dollar deposits are not being offered to banks in the relevant interbank market for the applicable amount and Interest Period of such
Term SOFR Loan, or (B) (x) adequate and reasonable means do not exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan and (y) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to this clause (i), “Impacted Loans”), or (ii) the Administrative Agent or
the Required Lenders determine that for any reason Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Term SOFR Loan, the Administrative Agent will promptly so notify the Borrower and each
Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base
Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of Section 3.03(a), until the Administrative Agent upon instruction of the Required
Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.
(b)Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (i) of Section 3.03(a), the Administrative Agent, in consultation with the Borrower, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (i) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (i) of the first sentence of Section
3.03(a), (ii) the Administrative Agent or the Required Lenders notify the Administrative Agent and the
Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (iii) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending
Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof.
(c)Notwithstanding anything to the contrary herein or in any other Loan Document:
(i)[Reserved].
(ii)Upon the occurrence of a Benchmark Transition Event, the Benchmark
Replacement will replace the then-current Benchmark for all purposes hereunder and under any
Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th)
Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the
Required Lenders (and any such objection shall be conclusive and binding absent manifest error);
provided that solely in the event that the then-current Benchmark at the time of such Benchmark
Transition Event is Term SOFR, the Benchmark Replacement therefor shall be ~~the sum of (x)~~
Daily Simple SOFR ~~and (y) 0.11448% (11.448 basis points)~~, unless the Administrative Agent determines that such alternative rate is not available. If the Benchmark Replacement is Daily
Simple SOFR, all interest payments will be payable on a monthly basis.
(iii)At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the
Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate.
(iv)In connection with the implementation and administration of a Benchmark
Replacement, the Administrative Agent will have the right to make Benchmark Replacement
Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement
Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(v)The Administrative Agent will promptly notify the Borrower and the Lenders of
(A) the implementation of any Benchmark Replacement and (B) the effectiveness of any
Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.03(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(c).
(vi)At any time (including in connection with the implementation of a Benchmark
Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR), then the
Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-
representative for Benchmark (including Benchmark Replacement) settings and (B) the
Administrative Agent may reinstate any such previously removed tenor for Benchmark (including
Benchmark Replacement) settings.
3.04Increased Cost and Reduced Return; Capital Adequacy
(a)If any Lender determines that as a result of the introduction of or any change in or in the interpretation of any Law, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Term SOFR Loans, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i)
Indemnified Taxes or Other Taxes indemnifiable under Section 3.01 or any Excluded Taxes and (ii)
reserve requirements utilized, as to Term SOFR Loans, in the determination of Term SOFR), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the
Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-
Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or
any successor or similar authority) or the United States or foreign regulatory authorities, in each case in this clause (y) pursuant to Basel III, shall in each case in this proviso be deemed to be a change in or in the interpretation of Law, regardless of the date enacted, adopted or issued.
(b)If any Lender determines that the introduction of any Law regarding capital adequacy or liquidity or any change therein or in the interpretation thereof, or compliance by such Lender (or its
Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy or liquidity and such Lender’s desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking
Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case in this clause (y) pursuant to Basel III, shall in each case in this proviso be deemed to be such a change in or in the interpretation of Law, regardless of the date enacted, adopted or issued.
3.05Funding Losses
Promptly upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)any continuation, conversion, payment or prepayment of any Loan other than a
Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or
(c)an assignment of a Term SOFR Loan on a day other than the last day of the
Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.16;
including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan (excluding any loss of anticipated profits) or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
For purposes of calculating amounts payable by the Borrower to the Lenders under this Section
3.05, each Lender shall be deemed to have funded each Term SOFR Loan made by it at Term SOFR used in determining Term SOFR for such Loan by a matching deposit or other borrowing in the applicable offshore interbank market for a comparable amount and for a comparable period, whether or not such
Term SOFR Loan was in fact so funded.
3.06Matters Applicable to All Requests for Compensation
(a)A certificate of the Administrative Agent or any Lender claiming compensation under this
Article III and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the
Administrative Agent or such Lender may use any reasonable averaging and attribution methods.
Notwithstanding anything in this Agreement to the contrary, to the extent any notice required under this
Article III is given by the Administrative Agent or any Lender more than 90 days after the Administrative
Agent or such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, or other additional amounts described in this
Article III, the Administrative Agent or such Lender shall not be entitled to compensation under this

Article III for any such amounts incurred or accruing prior to the 91st day prior to the giving of such notice to the Borrower.
(b)Upon any Lender’s making a claim for compensation under Section 3.01 or 3.04, the
Borrower may replace such Lender in accordance with Section 11.16.
3.07Survival
All of the Borrower’s obligations under this Article III shall survive termination of the
Commitments and repayment of all other Obligations hereunder.
ARTICLE IV
GUARANTY
4.01The Guaranty
Subject to Section 4.08, each of the Guarantors hereby jointly and severally guarantees to each
Lender and the Administrative Agent as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. Subject to Section 4.08, the Guarantors hereby further agree that if any of the
Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.
Subject to Section 4.08, notwithstanding any provision to the contrary contained herein or in any other of the Loan Documents, the obligations of each Guarantor under this Agreement and the other Loan
Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law.
4.02Obligations Unconditional
The obligations of the Guarantors under Section 4.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the
Loan Documents, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense (other than a defense of payment) of a surety or guarantor, it being the intent of this Section 4.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall not exercise any right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article IV until such time as the
Obligations have been paid in full and the Commitment have expired or terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by applicable law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:
(a)at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;
(b)any of the acts mentioned in any of the provisions of any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents shall be done or omitted;
(c)the maturity of any of the Obligations shall be accelerated, or any of the
Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;
(d)any Lien granted to, or in favor of, the Administrative Agent or any Lender or
Lenders as security for any of the Obligations shall fail to attach or be perfected;
(e)any of the Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor);
(f)any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any obligation of the Borrower contained in this
Agreement or any other Loan Document;
(g)the existence of any claim, setoff or other rights which any Guarantor may have at any time against the Borrower, the Lenders, the Administrative Agent or any other Person, whether in connection herewith or any unrelated transactions; or
(h)any invalidity or unenforceability relating to or against any Guarantor for any reason of any Loan Document, or any provision of applicable law, regulation or order purporting to prohibit the payment by any Guarantor of the principal of or interest on any Term Note or any other amount payable by any Guarantor under any Loan Document.
With respect to its obligations hereunder, to the extent permitted under applicable law, each
Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents or any other agreement or instrument referred to in the Loan Documents or against any other Person under any other guarantee of, or security for, any of the Obligations.
4.03Reinstatement
The obligations of the Guarantors under this Article IV shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable and documented out-
of-pocket costs and expenses (including, without limitation, Attorney Costs) incurred by the
Administrative Agent or such Lender in connection with such rescission or restoration, including any such reasonable and documented out-of-pocket costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.
4.04Certain Additional Waivers
Without limiting the generality of the provisions of this Article IV, each Guarantor hereby agrees that such Guarantor shall have no right of recourse to security for the Obligations, except through the exercise of rights of subrogation pursuant to Section 4.02 and through the exercise of rights of contribution pursuant to Section 4.06.
4.05Remedies
The Guarantors agree that, to the fullest extent permitted by applicable law, as between the
Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the
Obligations may be declared to be forthwith due and payable as provided in Section 9.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section
9.02) for purposes of Section 4.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Obligations being deemed to have become automatically due and payable), the Obligations (whether or not due and payable by any other
Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.01. The
Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.
4.06Rights of Contribution
Subject to Section 4.08, the Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor’s Contribution Share (as defined below)
of such Excess Payment. The payment obligations of any Guarantor under this Section 4.06 shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been paid in full and the Commitments have expired or terminated, and none of the Guarantors shall exercise any right or remedy under this Section 4.06 against any other Guarantor until such Obligations have been paid in full and the Commitments have expired or terminated. For purposes of this Section
4.06, (a) “Excess Payment” shall mean the amount paid by any Guarantor in excess of its Ratable Share of any Guaranteed Obligations; (b) “Ratable Share” shall mean, for any Guarantor in respect of any payment of Obligations, the ratio (expressed as a percentage) as of the date of such payment of
Guaranteed Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such
Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Loan Parties exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the
Loan Parties hereunder) of the Loan Parties; provided, however, that, for purposes of calculating the
Ratable Shares of the Guarantors in respect of any payment of Obligations, any Guarantor that became a

Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; (c)
“Contribution Share” shall mean, for any Guarantor in respect of any Excess Payment made by any other
Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Loan Parties other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the
Loan Parties) of the Loan Parties other than the maker of such Excess Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment; and (d) “Guaranteed Obligations” shall mean the Obligations guaranteed by the Guarantors pursuant to this Article IV. This Section 4.06 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Guarantor may have under
Law against the Borrower in respect of any payment of Guaranteed Obligations. Notwithstanding the foregoing, all rights of contribution against any Guarantor shall terminate from and after such time, if ever, that such Guarantor shall be relieved of its obligations in accordance with Section 10.11.
4.07Guarantee of Payment; Continuing Guarantee
The guarantee in this Article IV is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Obligations whenever arising.
4.08Limited Guarantee by Tenant Subsidiaries.
So long as the Relative Rights Agreement is in effect, (i) the principal amount of Indebtedness guaranteed in this Article IV provided by the Tenant Subsidiaries in the aggregate, together with the principal amount of all other Indebtedness subject to the Relative Rights Agreement guaranteed by the
Tenant Subsidiaries, shall not exceed $375,000,000 and any guarantee by the Tenant Subsidiaries in excess of such amount shall be null and void and (ii) each Lender hereby acknowledges and agrees to the automatic assignment (the “Tenant Subsidiary Guarantee Assignment”) of the guarantees provided by the
Tenant Subsidiaries under this Agreement of the Term Loans to the Ventas Assignee in respect of the
Ventas Purchase Option Term Loans upon the consummation of the Ventas Purchase Option and assignment of the Ventas Purchase Option Term Loans pursuant to Section 2.18. It is further acknowledged and agreed that after giving effect to the Tenant Subsidiary Guarantee Assignment, the
Non-Ventas Purchase Option Term Loans shall no longer receive the benefit of guarantees from the
Tenant Subsidiaries.

ARTICLE V
CONDITIONS PRECEDENT
5.01Conditions to Effective Date
The effectiveness of this Agreement is subject to satisfaction or waiver of the following conditions precedent:
(a)Loan Documents. The Administrative Agent shall have received (A) duly executed counterparts of the Amendment and Restatement Agreement from Parent, the Borrower, the Guarantors, each Initial Term Lender, the Administrative Agent and the Resigning
Administrative Agent and (B) duly executed copies of (i) the Successor Agency Agreement and
(ii) the Other Appointment and Resignation Documentation.
(b)Opinions of Counsel. Receipt by the Administrative Agent of a favorable opinion of each of (i) Sidley Austin LLP, special New York counsel to the Loan Parties, (ii) Bass, Berry
& Sims PLC, special Tennessee counsel to the Loan Parties, (iii) Rodey Law Firm, special New
Mexico counsel to the Loan Parties and (iv) Fox Rothschild LLP, special New Jersey counsel to the Loan Parties, in each case, addressed to the Administrative Agent and each Lender, dated as of the Effective Date and in form and substance reasonably satisfactory to the Administrative
Agent.
(c)Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent
of the following:
(i)copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct in all material respects as of the Effective Date (or, in the alternative, a certification by a
Responsible Officer that no modifications to the Organization Documents delivered on the Original Closing Date have occurred since the Original Closing Date);
(ii)copies of such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the
Administrative Agent may reasonably request prior to the Effective Date evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a
Responsible Officer in connection with the Amendment and Restatement Agreement and the other Loan Documents to which such Loan Party is a party; and
(iii)copies of such documents and certifications as the Administrative Agent may reasonably request prior to the Effective Date to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.
(d)Lien Searches. The Administrative Agent shall have received:
(i)searches of Uniform Commercial Code filings, tax and judgment liens in the jurisdiction of formation of each Loan Party, the jurisdiction of the chief executive office of each Loan Party where a filing would need to be made in order to perfect the

Administrative Agent’s security interest in the Collateral, copies of the financing statements or other liens on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and Liens to be released substantially concurrently with the consummation of the Amendment and Restatement Transactions; and
(ii)searches of ownership of, and Liens on, intellectual property of each
Loan Party (to the extent requested by the Administrative Agent) in the appropriate governmental offices;
(e)Solvency. The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower as of the Effective Date, substantially in the form of
Exhibit Q, regarding the Solvency of Parent and its Subsidiaries on a consolidated basis and immediately after giving effect to the consummation of the Amendment and Restatement
Transactions on the Effective Date.
(f)Fees and Expenses. Payment by the Loan Parties of all reasonable fees and documented and reasonable out-of-pocket expenses due to the Resigning Administrative Agent, the Administrative Agent and the Joint Book Runners, including, to the extent invoiced at least two (2) Business Days prior to the Effective Date, reimbursement or payment of all reasonable, documented out-of-pocket expenses (including the reasonable, documented legal fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Resigning Administrative Agent, the
Administrative Agent and the Joint Book Runners).
(g)Refinancing. The Borrower shall have, immediately after the making of Initial
Term Loans hereunder, (i) prepaid all Term B-1 Loans outstanding immediately prior to the
Effective Date and (ii) paid to all Term B-1 Lenders all accrued and unpaid interest, fees or other outstanding amounts on their Term B-1 Loans outstanding immediately prior to the Effective
Date to, but not including, the Effective Date;
(h)Representations and Warranties. The representations and warranties of the Loan
Parties set forth in this Agreement and Section 5 of the Amendment and Restatement Agreement
shall be true and correct in all material respects (or in all respects if qualified by materiality or material adverse effect) on and as of the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or in all respects if qualified by materiality or material adverse effect) only as of such specified date).
(i)Know Your Customer. The Administrative Agent and the Lenders shall have received, at least three (3) Business Days prior to the Effective Date, (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer”
and anti-money laundering rules and regulations, including the USA PATRIOT Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership
Regulation, a Beneficial Ownership Certification in relation to the Borrower, in each case of clauses (i) and (ii), to the extent reasonably requested by such Person in writing at least ten (10)
Business Days prior to the Effective Date.
(j)Borrower’s Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying that the conditions specified in
Section 5.01(h) have been satisfied.

(k)Loan Notice. The Administrative Agent shall have received a Loan Notice in accordance with the requirements hereof.
(l)Mortgaged Property. The Administrative Agent shall have received for each
Mortgaged Property currently subject to a Mortgage Instrument (except those Mortgaged
Properties listed on Schedule 1.10) (i) a completed “life-of-loan” Federal Emergency
Management Agency standard flood hazard determination and (ii) to the extent any such
Mortgaged Property is located in an area identified by the Federal Emergency Management
Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable
Loan Party relating thereto together with a copy of, or a certificate as to coverage under, and a declaration page relating to, the insurance policies to the extent required by Section 7.07(b) of this Agreement.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
The Loan Parties represent and warrant to the Administrative Agent and the Lenders that:
6.01Existence, Qualification and Power
Each Loan Party (a) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
6.02Authorization; No Contravention
The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any material Contractual
Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any
Governmental Authority or any arbitral award to which such Person or its property is subject; (c) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB); (d) result in a limitation on any licenses, permits or other approvals applicable to the business, operations or properties of any Loan Party; or (e) materially and adversely affect the ability of any Loan Party to participate in any
Medical Reimbursement Programs (except, in the cases of clauses (b)(i), (c) and (d), as could not reasonably be expected to have a Material Adverse Effect).

6.03Governmental Authorization; Other Consents
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person with respect to any material Contractual Obligation is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document to which such Person is party, other than (i) those that have already been obtained and are in full force and effect, (ii) filings to perfect the Liens created by the Collateral Documents, (iii) filings which customarily are required in connection with the exercise of remedies in respect of the Collateral and (iv) those in respect of which the failure to obtain could not reasonably be expected to have a Material Adverse Effect.
6.04Binding Effect
This Agreement and each other Loan Document has been duly executed and delivered by each
Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability.
6.05Financial Statements; No Material Adverse Effect
(a)(i) The Audited Financial Statements (A) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;
and (B) fairly present in all material respects the financial condition of Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;
and (C) show, in accordance with GAAP, all material indebtedness and other liabilities, direct or contingent, of Parent and its Subsidiaries as of the date thereof, including liabilities for taxes, commitments and Indebtedness and (ii) the Unaudited Financial Statements have been prepared in accordance with GAAP consistently applied by the Parent, except as otherwise noted therein, subject to normal year-end audit adjustments (none of which individually or in the aggregate would be material) and the absence of footnotes.
(b)The financial statements delivered pursuant to Sections 7.01(a) and (b) have been prepared in accordance with GAAP (except as may otherwise be permitted under Sections 7.01(a) and
(b)) and present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Parent and its Subsidiaries as of such date and for such periods.
(c)Since December 31, 2020, there has been no event or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.
6.06Litigation
There are no actions, suits, investigations, criminal prosecutions, civil investigative demands, impositions of criminal or civil fines and penalties, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect the legality, enforceability, validity of this Agreement or any other Loan Document or the priority of an Lien arising under this Agreement or any other Loan Agreement or (b) individually or in the aggregate could reasonably be expected to have a
Material Adverse Effect.
6.07Contractual Obligations
Neither the Borrower nor any Restricted Subsidiary (excluding the ETMC JV) is in default under or with respect to any Contractual Obligation that could reasonably be expected to have a Material
Adverse Effect.
6.08Ownership of Property; Liens
The Borrower and its Restricted Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests or other rights of use in, all Real Property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Borrower and its
Restricted Subsidiaries (excluding the ETMC JV) is subject to no Liens, other than Permitted Liens. No
Mortgage Instrument encumbers improved Real Property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards within the meaning of the Flood Insurance Laws unless flood insurance available under such Flood Insurance Laws have been obtained in accordance with Section 7.07.
6.09Environmental Compliance
Except as could not reasonably be expected to have a Material Adverse Effect:
(a)Each of the Facilities and all operations at the Facilities are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Facilities or the Businesses, and there are no conditions relating to the Facilities or the Businesses that would be reasonably likely to give rise to any Environmental Liability.
(b)None of the Facilities contains, or has previously contained, any Hazardous
Materials at, on or under the Facilities in amounts or concentrations that constitute or constituted a violation of, or would be reasonably likely to give rise to any Environmental Liability.
(c)Neither the Borrower nor any Restricted Subsidiary (excluding the ETMC JV)
has received any written or verbal notice of, or inquiry from any Governmental Authority that is outstanding or unresolved regarding any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Facilities or the Businesses, nor does any Responsible Officer of any Loan
Party have knowledge or reason to believe that any such notice will be received or is being threatened.
(d)Hazardous Materials have not been transported or disposed of from the Facilities, or generated, treated, stored or disposed of at, on or under any of the Facilities or any other location, in each case by or on behalf the Borrower or any Restricted Subsidiary (excluding the
ETMC JV) in violation of, or in a manner that would be reasonably likely to give rise to any
Environmental Liability.
(e)No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Responsible Officers of the Loan Parties, threatened, under any

Environmental Law to which the Borrower or any Restricted Subsidiary (excluding the ETMC
JV) is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower, any Restricted
Subsidiary (excluding the ETMC JV), the Facilities or the Businesses.
(f)There has been no release or threat of release of Hazardous Materials at or from the Facilities, or arising from or related to the operations (including, without limitation, disposal)
of the Borrower or any Restricted Subsidiary (excluding the ETMC JV) in connection with the
Facilities or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that would be reasonably likely to give rise to any Environmental Liability.
6.10Insurance
The properties of the Borrower and its Restricted Subsidiaries (excluding the ETMC JV) are insured with financially sound and reputable insurance companies not Affiliates of the Borrower or any of its Restricted Subsidiaries (excluding the ETMC JV), in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary (excluding the
ETMC JV) operates; provided, however, that such insurance shall not be required to the extent provided by the Captive Insurance Subsidiary. The insurance coverage of the Loan Parties as in effect on the
Effective Date is outlined as to carrier, policy number, expiration date, type, amount and deductibles on
Schedule 6.10.
6.11Taxes
The Borrower and each of its Restricted Subsidiaries has filed or has caused to be filed all federal, state and other material Tax returns and reports required to be filed, and has paid or caused to be paid all federal, state and other material Taxes (including in its capacity as a withholding agent) levied or imposed upon it or its properties, income or assets or otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. To the Loan Parties’ knowledge, there is no proposed
Tax assessment against the Borrower or any Subsidiary that would, if made, reasonably be expected, individually or in aggregate, to have a Material Adverse Effect.
6.12ERISA Compliance
(a)Each Plan is in compliance in all material respects with the applicable provisions of
ERISA, the Internal Revenue Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the
IRS or is entitled to rely on an IRS opinion letter on the form of the Plan and, to the knowledge of the
Loan Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. The
Borrower has and, to the knowledge of the Loan Parties, each ERISA Affiliate has made all required contributions to each Plan subject to Section 412 of the Internal Revenue Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal
Revenue Code has been made with respect to any Plan.
(b)There are no pending or, to the knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could be reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)(i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Borrower nor any
ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4204 of ERISA with respect to a Multiemployer Plan; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of
ERISA, except for an event described in the foregoing clauses (i) through (v) that, individually or in the aggregate with all such events, does not cause the Borrower or any ERISA Affiliate to incur liability that could reasonably be expected to result in a Material Adverse Effect.
6.13Subsidiaries
Set forth on Schedule 6.13 is a complete and accurate list as of the Effective Date of each
Subsidiary of the Borrower, together with (i) jurisdiction of formation, (ii) number of shares of each class of Capital Stock outstanding, (iii) number and percentage of outstanding shares of each class owned
(directly or indirectly) by the Borrower or any Subsidiary, (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto and (v) a statement as to whether such Subsidiary is an Unrestricted Subsidiary. The outstanding
Capital Stock of each Subsidiary is validly issued, fully paid and non-assessable.
6.14Margin Regulations; Investment Company Act
(a)Neither the Borrower nor any Subsidiary is engaged principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.
Following the application of the proceeds of each Borrowing, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 8.01 or Section 8.05 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to
Indebtedness and within the scope of Section 9.01(e) will be margin stock.
(b)Neither the Borrower nor any Guarantor is required to be registered as an “investment company” under the Investment Company Act of 1940.
6.15Disclosure
(a)No report, financial statement, certificate or other written information (other than any projections and information of a general economic or industry-specific nature) furnished by or to the knowledge of any Loan Party on behalf of such Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other written information so furnished and taken together with the information disclosed in the Borrower’s or its direct or indirect parent entity’s public filings with the SEC) when furnished and taken as a whole contains any material misstatement of fact or omits to state
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any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(b)Any projected financial information made available by any Loan Party or on behalf of any
Loan Party has been prepared in good faith based upon assumptions believed to be reasonable at the time such information was provided (it being recognized that (i) such projections are not to be viewed as facts or a guarantee of performance and are subject to significant uncertainties and contingencies many of which are beyond the control of the Loan Parties and (ii) no assurance can be given that any particular projections will be realized, and that actual results during the period or periods covered by any such projections may differ from the projected results, and such differences may be material).
(c)As of the Effective Date, the information included in the Beneficial Ownership
Certification provided to any Lender on or prior to the Effective Date is true and correct in all respects.
6.16Compliance with Laws
The Borrower and its Subsidiaries are in compliance with the requirements of all Laws
(including, without limitation, Medicare Regulations, Medicaid Regulations, HIPAA, the federal Anti-
Kickback Statute (42 U.S.C. §1320a-7b), the federal Physician Self-Referral Law, commonly known as the “Stark Law” (42 U.S.C. §§ 1395nn and 1396b(s)) and all orders, writs, injunctions, decrees, licenses and permits applicable to it or to its properties, except in such instances in which (a) such requirement of
Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a
Material Adverse Effect. Without limiting the generality of the foregoing, to the knowledge of the
Borrower or any Subsidiary:
(i)neither the Borrower nor any Subsidiary, nor any individual employed by the
Borrower or any Subsidiary, would reasonably be expected to have criminal culpability or to be excluded from participation in any Medical Reimbursement Program for corporate or individual actions or failures to act known to the Borrower or any Subsidiary where such culpability or exclusion has resulted or could reasonably be expected to result in an Exclusion Event or a
Material Adverse Effect;
(ii)no officer or other member of management continues to be employed by the
Borrower or any Subsidiary who may reasonably be expected to have individual culpability for matters under investigation by the OIG or other Governmental Authority unless such officer or other member of management has been, within a reasonable period of time after discovery of such actual or potential culpability, either suspended or removed from positions of responsibility related to those activities under challenge by the OIG or other Governmental Authority;
(iii)current billing policies, arrangements, protocols and instructions of the Borrower and its Subsidiaries comply with all requirements of Medical Reimbursement Programs and are administered by properly trained personnel, except where any such failure to comply would not reasonably be expected to result in an Exclusion Event or a Material Adverse Effect; and
(iv)current medical director compensation arrangements of the Borrower and its
Subsidiaries comply with state and federal anti-kickback, and self-referral laws, including without limitation the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b) and the Stark Law (42
U.S.C. Section 1395nn and 1396b(s)), and all regulations promulgated under such laws, except
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where any such failure to comply would not reasonably be expected to result in an Exclusion
Event or a Material Adverse Effect.
6.17Intellectual Property; Licenses, Etc.
The Borrower and its Restricted Subsidiaries (excluding the ETMC JV) own, possess or otherwise have the legal right to use all of the trademarks, service-marks, trade names, copyrights and patents (collectively, “IP Rights”) that are used in or reasonably necessary for the operation of their respective businesses, except as the failure to own, possess or otherwise have the right to use such IP
Rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse
Effect. Set forth on Schedule 6.17 is a list of all IP Rights registered or pending registration with the
United States Copyright Office or the United States Patent and Trademark Office, as applicable, and owned by each Loan Party as of the Effective Date. Except for such claims and infringements that could not reasonably be expected to have a Material Adverse Effect, no claim has been asserted and is pending by any Person challenging the Borrower’s and its Restricted Subsidiaries’ (excluding the ETMC JV)
rights to use any IP Rights, nor does any Loan Party know of any such claim, and, to the knowledge of the Responsible Officers of the Loan Parties, the use of any IP Rights by the Borrower or any Restricted
Subsidiary (excluding the ETMC JV) or the granting of a right or a license in respect of any IP Rights from the Borrower or any Restricted Subsidiary (excluding the ETMC JV) does not infringe on the rights of any Person. As of the Effective Date, none of the IP Rights owned by any of the Loan Parties is subject to any material or exclusive licensing agreement or similar arrangement except as set forth on
Schedule 6.17.
6.18Solvency
Parent and its Subsidiaries, on a consolidated basis, are Solvent.
6.19Perfection of Security Interests in the Collateral
The Collateral Documents create in favor of the Administrative Agent, for its benefit and the benefit of the Secured Parties (as defined in the applicable Security Agreement), valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently legal, valid and enforceable security interests and Liens.
(i)In the case of the Pledged Collateral (as defined in the Pledge Agreement)
constituting “securities” under Article 8 of the Uniform Commercial Code, when stock certificates representing such Pledged Collateral are delivered to the Administrative Agent, and in the case of the other Collateral described in each Security Agreement (other than Patents,
Copyrights and Trademarks, in each case as defined therein), when financing statements and other filings are filed in the proper filing office, the Collateral Documents shall create in favor of the Administrative Agent, for its benefit and the benefit of the Secured Parties (as defined in the applicable Security Agreement), a perfected security interest in, and Lien on, such Collateral to the extent perfection can be obtained by filing Uniform Commercial Code Financing Statements, or in the case of Pledged Collateral, by possession or control, in each case, prior to all other Liens other than Permitted Liens.
(ii)When each Security Agreement or a summary thereof is properly filed in the
United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the proper filing of the financing statements referred to in clause (i) above, the Collateral Documents
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shall create in favor of the Administrative Agent, for its benefit and the benefit of the Lenders, a perfected security interest in, and Lien on, such Collateral, prior to all Liens other than Permitted
Liens (it being understood that subsequent recordings in the United States Patent and Trademark
Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the Effective Date).
(iii)When the Mortgage Instruments are properly filed in the proper real estate filing offices, such Mortgage Instruments are effective to create in favor of the Administrative Agent, for its benefit and the benefit of the Secured Parties (as defined in the applicable Security
Agreement), legal, valid and enforceable first priority Liens on, and security interests in, all of the
Loan Parties’ right, title and interest in the Mortgaged Properties and proceeds thereof, subject only to Permitted Liens. In the case of any Mortgage Instrument executed and delivered after the date hereof in accordance with the provisions of Section 7.14, the office specified in the opinion of local counsel delivered in connection therewith as required by such Section) the Mortgage
Instruments shall constitute fully perfected Liens, and security interests in, all of the Loan Parties’
right, title and interest in the Mortgaged Properties and proceeds thereof, in each case prior to and superior in right to any other Person, other than Permitted Liens.
6.20[Reserved]
6.21Brokers’ Fees
Neither the Borrower nor any Restricted Subsidiary (excluding the ETMC JV) has any obligation to any Person in respect of any finder’s, broker’s, investment banking or other similar fee in connection with the Amendment and Restatement Transactions.
6.22Labor Matters
As of the Effective Date, (a) other than as set forth in Schedule 6.22, there are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any Restricted
Subsidiary (excluding the ETMC JV) and (b) neither the Borrower nor any Restricted Subsidiary
(excluding the ETMC JV) has suffered any strikes, walkouts, work stoppages or other material labor difficulty since the earlier of (i) the date five years prior to the Effective Date and (ii) the date upon which such Restricted Subsidiary (excluding the ETMC JV) was created or acquired.
6.23Fraud and Abuse
To the knowledge of the Responsible Officers of the Loan Parties, neither the Borrower nor any
Subsidiary or any of their respective officers or directors has engaged in any activities that are prohibited under Medicare Regulations or Medicaid Regulations that could reasonably be expected to have a
Material Adverse Effect.
6.24Licensing and Accreditation
Except to the extent it would not reasonably be expected to have a Material Adverse Effect, each of the Borrower and its Subsidiaries has, to the extent applicable: (i) obtained (or been duly assigned) all required certificates of need or determinations of need as required by the relevant state Governmental
Authority for the acquisition, construction, expansion of, investment in or operation of its businesses as
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currently operated; (ii) obtained and maintains in good standing all required licenses, permits, authorizations and approvals of each Governmental Authority necessary to the conduct of its business;
(iii) except as set forth on Schedule 6.24, obtained and maintains accreditation by The Joint Commission,
Det Norske Veritas Healthcare or the Accreditation Association for Ambulatory Health Care for each of the hospitals or freestanding surgery centers operated by them; (iv) entered into and maintains in good standing its Medicare Provider Agreements and Medicaid Provider Agreements; and (v) ensured that all such required licenses are in full force and effect on the Effective Date and have not been revoked or suspended or otherwise limited.
6.25Anti-Terrorism Laws; Anti-Corruption
(a)No Loan Party, none of its Subsidiaries and, to the knowledge of each Loan Party, none of its Affiliates and, none of the respective officers, directors and, to the knowledge of each Loan Party, none of the brokers or agents of such Loan Party, such Subsidiary or, to the knowledge of any Loan
Party, Affiliate has violated or is in violation of Anti-Terrorism Laws.
(b)No Loan Party, none of its Subsidiaries and, to the knowledge of each Loan Party, none of its Affiliates and none of the respective officers, directors, and to the knowledge of each Loan Party, none of the brokers or agents of such Loan Party, such Subsidiary or, to the knowledge of any Loan
Party, such Affiliate that is acting or benefiting in any capacity in connection with the Loans is an
Embargoed Person.
(c)No Loan Party, none of its Subsidiaries and, to the knowledge of each Loan Party, none of its Affiliates and none of the respective officers, directors, and to the knowledge of each Loan Party, none of the brokers or agents of such Loan Party, such Subsidiary or, to the knowledge of any Loan Party, such Affiliate acting or benefiting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any
Embargoed Person, (ii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti-Terrorism Law or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.
(d)The Loan Parties and their Subsidiaries and, to the knowledge of each Loan Party, its
Affiliates and the respective officers, directors, and to the knowledge of each Loan Party, none of the brokers or agents of such Loan Party, such Subsidiary or, to the knowledge of such Loan Party, Affiliate, have for the previous five years conducted their businesses in compliance with the United States Foreign
Corrupt Practices Act of 1977, and other similar anti-corruption legislation in other applicable jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.
6.26Affected Financial Institutions
None of the Loan Parties is an Affected Financial Institution.
6.27HMO Entities
None of the Loan Parties, nor any of their respective Subsidiaries, is an HMO Entity.
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ARTICLE VII
AFFIRMATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, the Loan Parties shall and shall cause each of their
Restricted Subsidiaries (excluding the ETMC JV) to:
7.01Financial Statements
Deliver to the Administrative Agent:
(a)Annual Financial Statements.
As soon as available, but in any event within 120 days after the end of each fiscal year thereafter of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or another independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification, assumption or exception or any qualification or exception as to the scope of such audit (other than as a result of a current maturity of the Term Loans, the ABL Facility or the 2029
Notes); provided that if the Parent switches from one independent certified public accounting firm to another, the audit report of any such new accounting firm may contain a qualification or exception as to the scope of such consolidated financial statements that relates to any fiscal year prior to its retention which, for the avoidance of doubt, shall have been the subject of an audit report of the previous accounting firm meeting the criteria set forth above; provided further that, if the Parent shall own material assets other than any Capital Stock of the Borrower or have material operations or other liabilities, the Borrower shall provide a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP or another independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification, assumption or exception or any qualification or exception as to the scope of such audit (other than as a result of a current maturity of the Term Loans and the ABL Facility); provided further that if the Borrower switches from one independent certified public accounting firm to another, the audit report of any such new accounting firm may contain a qualification or exception as to the scope of such consolidated financial statements that relates to any fiscal year prior to its retention which, for the avoidance of doubt, shall have been the subject of an audit report of the previous accounting firm meeting the criteria set forth above.
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(b)Quarterly Financial Statements.
As soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year ending thereafter of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations and cash flows for such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Parent and its
Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; provided that, if the Parent shall own material assets other than any
Capital Stock of the Borrower or have material operations or other liabilities, the Borrower shall provide a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations and cash flows for such fiscal quarter, setting forth in each case in comparative form the figures for the previous fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
7.02Certificates; Other Information
Deliver to the Administrative Agent:
(a)[Reserved];
(b)(i) concurrently with the delivery of the financial statements referred to in
Sections 7.01(a), a duly completed Excess Cash Certificate (including data supporting financial ratio calculation and pro forma adjustments) signed by a Responsible Officer of the Borrower which Excess Cash Certificate shall include a calculation of the Borrower’s Portion of Excess
Cash Flow as at the last day of the applicable fiscal period, (ii) as soon as available, but in any event within 120 days after the end of each fiscal year and within 45 days after the end of each of the first three fiscal quarters thereafter of the Parent or Borrower, as applicable, a narrative report and/or management’s discussion and analysis prepared with respect to the period covered by such financial statements as compared to the corresponding period in the prior fiscal year (or the prior fiscal year in the case of financial statements delivered pursuant to Section 7.01(a)) (which
Excess Cash Certificate may be delivered, unless the Administrative Agent or a Lender requests executed originals, by electronic communication, including fax or email, which shall be deemed to be an original authentic counterpart thereof for all purposes) and (iii) if the Borrower has designated any of its Subsidiaries as an Unrestricted Subsidiary and all such Unrestricted
Subsidiaries, either individually or collectively, would otherwise constitute a Significant
Subsidiary, then the quarterly and annual reports required by the preceding paragraphs will include a reasonably detailed presentation of the financial condition and results of operations of the Borrower and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Borrower;
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(c)within 45 days after the first day of each fiscal year of the Borrower, an annual business plan and budget of the Borrower and its Subsidiaries for the next fiscal year containing, among other things, pro forma financial statements for each quarter of the next fiscal year;
(d)[reserved];
(e)promptly after any written request by the Administrative Agent, copies of any detailed audit reports, management letters or material recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Borrower by independent accountants in connection with the accounts or books of the Borrower or any Subsidiary, or any audit of any of them;
(f)promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which the Parent may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, as
amended or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered)), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the
Administrative Agent pursuant to any other clause of this Section 7.02;
(g)promptly, notice of any exercise by LeaseCo or its Affiliates of the Ventas Asset
Purchase or the Ventas Purchase Option;
(h)promptly, (i) such other information regarding the business, financial condition, operations, liabilities (actual or contingent) or properties of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents or (ii) information and documentation for purposes of compliance with applicable “know your customer” requirements under the PATRIOT
Act or other applicable anti-money laundering laws, in each case, as the Administrative Agent or any Lender may from time to time reasonably request;
(i)concurrently with the delivery of the financial statements referred to in Section
7.01(a), a certificate of a Responsible Officer of the Borrower (i) listing (A) all United States applications, if any, for Copyrights, Patents or Trademarks (each such term as defined in the applicable Security Agreement) made since the date of the prior certificate (or, in the case of the first such certificate, the Effective Date), (B) all United States issuances of registrations or letters on existing United States applications for Copyrights, Patents and Trademarks (each such term as defined in the applicable Security Agreement) received since the date of the prior certificate (or, in the case of the first such certificate, the Effective Date), and (C) all material Trademark
Licenses, Copyright Licenses and Patent Licenses (each such term as defined in the applicable
Security Agreement) entered into since the date of the prior certificate (or, in the case of the first such certificate, the Effective Date), and (ii) attaching the insurance binder or other evidence of insurance for any insurance coverage of the Borrower or any Restricted Subsidiary (excluding the
ETMC JV) that was renewed, replaced or modified during the period covered by such financial statements;
(j)(i) promptly upon filing with the applicable Governmental Authority, copies of any request for an extension to the time period within which financial statements prepared in
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accordance with SAP must be filed with such Governmental Authority and (ii) promptly copies of any extensions or rejections to extensions provided by any Governmental Authority; and
(k)promptly after any written request by the Administrative Agent, copies of all cost reports filed by any Loan Party with Medicare, Medicaid or any other third party payor;
Documents required to be delivered pursuant to Sections 7.01(a) or (b) or Section 7.02(f) (to the
extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date ~~(i) on which the~~
~~Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at~~
~~the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the~~
~~Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative~~
~~Agent have access (whether a commercial, third-party website or whether sponsored by the~~
~~Administrative Agent); provided that: (A) upon the written request of the Administrative Agent or any~~
~~Lender, the Borrower shall deliver paper copies of such documents to the Administrative Agent or any~~
~~Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering~~
~~paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the~~
~~Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such~~
~~documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft~~
~~copies) of such documents. The~~that Borrower or any direct or indirect parent entity of Borrower has filed such reports with the SEC via the EDGAR filing system or any successor filing system and such reports are publicly available; provided, that the Administrative Agent shall have no ~~obligation to request the~~
~~delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no~~
~~responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and~~
~~each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such~~
~~documents.~~responsibility whatsoever to determine if such filing has occurred.
The Borrower hereby agrees that it will use commercially reasonable efforts to provide to the
Administrative Agent all information, documents and other materials that it is obligated to furnish to the
Administrative Agent pursuant to the Loan Documents, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this Agreement or
(iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit thereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format mutually acceptable to the Administrative Agent and the Borrower to the Platform (as defined below).
The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Joint Book
Runners will make available to the Lenders materials and/or information provided by or on behalf of the
Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on
IntraLinks or another similar confidential and secure electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-
public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such
Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w)
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all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking
Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative
Agent, the Joint Book Runners and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the
Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, it shall be treated as set forth in Section 11.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent
and the Joint Book Runners shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”
Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower
Materials “PUBLIC”.
THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES
(AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE
BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY
DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.
NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY
WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-
INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE
DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER
MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Affiliates or its or their respective officers, directors, employees, agents and attorneys-in-fact (collectively, the
“Agent Parties”) have any liability to Parent, the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent
Party have any liability to Parent, the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
The Administrative Agent agrees that the receipt of the Communications by the Administrative
Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the
Administrative Agent for purposes of the Loan Documents. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents.
Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time (i) of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address.
Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such
Loan Document.

7.03Notices
(a)Promptly upon knowledge thereof, notify the Administrative Agent of the occurrence of any Default.
(b)Promptly upon knowledge thereof, notify the Administrative Agent of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)Promptly upon knowledge thereof, notify the Administrative Agent of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding the Threshold Amount.
(d)Promptly notify the Administrative Agent of any material change in accounting policies or financial reporting practices by the Borrower or any Subsidiary.
(e)Promptly upon knowledge thereof, notify the Administrative Agent of (i) the institution of any investigation, review or proceeding against the Borrower or any Subsidiary to suspend, revoke or terminate (or that may result in the termination of) any Medicaid Provider Agreement or Medicare
Provider Agreement, or any such investigation or proceeding that would reasonably be expected to result in an Exclusion Event, (ii) a copy of any notice of intent to exclude, any notice of proposal to exclude issued by the OIG or any other Exclusion Event, or (iii) all notices of loss of accreditation, loss of participation under any Medical Reimbursement Program or loss of applicable health care license, and all other material deficiency notices, compliance orders or adverse reports issued by any Governmental
Authority or private insurance company pursuant to a provider agreement that, if not promptly complied with or cured, would reasonably be expected to result in the suspension or forfeiture of any license, certification, or accreditation.
(f)[Reserved].
(g)[Reserved].
(h)Promptly upon knowledge thereof, notify the Administrative Agent of the occurrence of any Event of Default (as defined in the Master Lease) under the Master Lease, and so long as such Event of Default (as defined in the Master Lease) is continuing, provide copies of any written notices provided by LeaseCo under the Master Lease.
(i)Promptly upon knowledge thereof, notify the Administrative Agent of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.
(j)Promptly (x) upon knowledge thereof, notify the Administrative Agent of any event of default under any Joint Venture Agreement and (y) provide the Administrative Agent with copies of any material notices received from any Joint Venture or from any other member in any Joint Venture.
Each notice pursuant to Sections 7.03(a) through (e) (other than (d)) and (h) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this
Agreement and any other Loan Document that have been breached.

7.04Payment of Taxes
Pay and discharge as the same shall become due and payable, all material Taxes imposed or levied upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Loan Party.
7.05Preservation of Existence, Etc.
(a)Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 8.04 or 8.05.
(b)Preserve, renew and maintain in full force and effect its good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 8.04 or 8.05.
(c)Take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(d)Preserve or renew all of its material registered patents, trademarks, trade names, service marks, copyrights and other registered intellectual property, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, nothing in this
Section 7.05(d) shall prohibit any of the transactions permitted in Sections 8.04 and 8.05 or otherwise prevent the Borrower and its Restricted Subsidiaries from abandoning or discontinuing the preservation or renewal of any registered patents, trademarks, trade names, service marks and copyrights if such abandonment or discontinuance is desirable in the conduct of its business.
7.06Maintenance of Properties
(a)Maintain, preserve and protect all of its material tangible properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted.
(b)Make all necessary repairs thereto and renewals and replacements thereof, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
(c)Use the standard of care typical in the industry in the operation and maintenance of its
Facilities.
Notwithstanding the foregoing, nothing in this Section 7.06 shall prohibit any of the transactions permitted in Sections 8.04 and 8.05 or otherwise prevent the Borrower and its Restricted Subsidiaries from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is, in the judgment of its board of directors or similar body, desirable in the conduct of its business.
7.07Maintenance of Insurance
(a)Maintain in full force and effect insurance (including worker’s compensation insurance, liability insurance, casualty insurance and business interruption insurance) with financially sound and reputable insurance companies not Affiliates of the Borrower or any Subsidiary, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted

Subsidiary operates; provided that the Borrower and its Restricted Subsidiaries may reduce the amount of insurance required to be maintained above to the extent the Borrower and its Restricted Subsidiaries establish a self-insurance program providing insurance coverage in lieu of such insurance. The
Administrative Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative
Agent (i) ten (10) days (in the case of any insurance policy provided by Steadfast Insurance Corporation or American Guarantee and Liability Insurance Company or any Affiliate thereof) or (ii) in the case of any other insurance policy thirty (30) days (or ten (10) days in case of cancellation because of non-
payment) prior written notice before any such policy or policies shall be altered (to the extent the relevant insurance carrier, as a matter of policy, provides notices of alterations in its policies to such loss payees or mortgagees, as the case may be) or canceled.
(b)With respect to each Mortgaged Property, obtain flood insurance in such total amount as the Administrative Agent may from time to time reasonably require, if at any time the area in which any improvements located on any Mortgaged Property is designated a “flood hazard area” in any Flood
Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with the Flood Insurance Laws.
7.08Compliance with Laws
Except to the extent the failure to do so would not have or would not reasonably be expected to have a Material Adverse Effect, the Borrower will, and will cause each of its Restricted Subsidiaries to,
(a) comply with all requirements of Law, and all applicable restrictions imposed by all Governmental
Authorities, applicable to it and its Property (including, without limitation, Environmental Laws and
ERISA); (b) conform with and duly observe in all material respects all applicable laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business, including without limitation Titles XVIII and XIX of the Social Security Act, Medicare
Regulations, Medicaid Regulations, and all laws, rules and regulations of Governmental Authorities, pertaining to the business of the Borrower and its Restricted Subsidiaries ; (c) obtain and maintain all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and herein contemplated, including without limitation professional licenses, CLIA certifications, Medicare Provider Agreements and Medicaid
Provider Agreements; (d) ensure that (i) billing policies, arrangements, protocols and instructions will materially comply with reimbursement requirements under Medicare, Medicaid and other Medical
Reimbursement Programs and will be administered by properly trained personnel; and (ii) medical director compensation arrangements and other arrangements with referring physicians will comply with applicable state and federal self-referral and anti-kickback laws, including without limitation the federal
Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)) and the federal Physician Self-Referral Law, commonly known as the “Stark Law” (42 U.S.C. §§ 1395nn and 1396b(s)); and (e) implement policies that are consistent with (i) the Standards for the Privacy of Individually Identifiable Health Information at 45
C.F.R. Parts 160 and 164, Subparts A and E (the “Privacy Standards”); (ii) the Security Standards for the
Protection of Electronic Protected Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and C
(the “Security Standards”); and (iii) the Standards for Notification in the Case of Breach of Unsecured
Protected Health Information at 45 C.F.R. Part 164, Subpart D (the “Breach Notification Standards” and
together with the Privacy and Security Standards, the “HIPAA Standards”) implementing the privacy and security requirements of the Administrative Simplification subtitle of the Health Insurance Portability and
Accountability Act of 1996 (HIPAA) set forth at 45 CFR Parts 160 and 164 on or before the date that such HIPAA Standards become applicable to the Borrower and its Restricted Subsidiaries. Further, the

Borrower has in place a compliance program for the Borrower and its Restricted Subsidiaries which is reasonably designed to provide effective internal controls that promote adherence to, prevent and detect material violations of, any Laws applicable to the Borrower and its Restricted Subsidiaries, and which includes the implementation of internal audits and monitoring on a regular basis to monitor compliance with the compliance program and with Laws.
7.09Books and Records
(a)Maintain proper books of record and account, in which full, true and correct entries in conformity in all material respects with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be.
(b)Maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such
Restricted Subsidiary, as the case may be.
7.10Inspection Rights
(a)Permit representatives and independent contractors of the Administrative Agent and if any
Event of Default shall have occurred and be continuing, any Lender (concurrently with the
Administrative Agent’s exercise of its rights under this Section 7.10) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, senior officers, and independent public accountants (provided that, so long as no Event of Default exists, the Borrower will be provided an opportunity to attend such meetings), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that (i) absent the existence of an Event of
Default (x) only the Administrative Agent on behalf of the Lenders may exercise the rights under this
Section 7.10 and (y) the Administrative Agent may make only one (1) such visit during any fiscal year, which such visit shall be at the Borrower’s expense and (ii) when an Event of Default has occurred and is continuing the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.
(b)At a date designated by the Borrower no later than 30 days following each delivery of financial statements pursuant to Section 7.01(a) or (b) during normal business hours, the Borrower will participate, and will cause key management personnel of the Borrower to participate, in one (1)
telephonic conference call with the Lenders during any fiscal quarter.
7.11Use of Proceeds
(i)On the Effective Date, the proceeds of the Term Loans shall be used to finance the
Amendment and Restatement Transactions and (ii) on the Effective Date and thereafter, the proceeds of the Term Loans shall be used for working capital or general corporate purposes; provided that, in each case, in no event shall proceeds of the Loans be used in contravention of any Law (including the FCPA and any sanctions administered or enforced by OFAC) or any Loan Document. The Borrower shall use the proceeds of the 2024 Term B Loans made on the Amendment No. 2 Effective Date solely for the repayment of the Initial Term Loans. For the avoidance of doubt, the Initial Term Loans may be converted into the 2024 Term B Loans as contemplated by Amendment No. 2.
7.12Additional Subsidiaries; Additional Guarantors
(a)Within thirty (30) days (or such longer period as the Administrative Agent shall reasonably determine) after the acquisition or formation of any direct or indirect Restricted Subsidiary (or after any non-Wholly Owned Subsidiary (including any Joint Venture) becomes a Wholly Owned
Subsidiary) of the Borrower (with any Subsidiary Redesignation resulting in an Unrestricted Subsidiary becoming a Restricted Subsidiary being deemed to constitute the acquisition of a Restricted Subsidiary)
or any Subsidiary of the Borrower ceasing to be an Excluded Subsidiary:
(i)notify the Administrative Agent thereof in writing, together with (A) jurisdiction of formation, (B) number of shares of each class of Capital Stock outstanding, (C) number and percentage of outstanding shares of each class owned (directly or indirectly) by the Borrower or any Restricted Subsidiary, and (D) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto; and
(ii)if such Restricted Subsidiary is a Material Domestic Subsidiary other than an
Excluded Subsidiary , cause such Person to (1) become a Guarantor by executing and delivering to the Administrative Agent a Non-Tenant Joinder Agreement or Tenant Joinder Agreement, as
applicable, or such other documents as the Administrative Agent shall reasonably deem appropriate for such purpose, (2) deliver to the Administrative Agent documents of the types referred to in Section 5.01(c) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (1)), all in form, content and scope reasonably satisfactory to the Administrative Agent and (3) take all actions required by the Collateral Documents or reasonably requested by the Administrative Agent to perfect the security interests granted by such
Guarantor under the Collateral Documents as more fully set forth in Section 7.14 and subject to the deadlines and grace periods set forth therein.
(b)If at any time any Subsidiary that is not a Guarantor provides a guarantee of the
Borrower’s obligations in respect of the ABL Facility or the 2029 Notes, then promptly (and in any event within ten (10) Business Days (or such longer period as the Administrative Agent shall reasonably determine)) cause such Subsidiary to become a Guarantor by executing and delivering to the
Administrative Agent a Non-Tenant Joinder Agreement or Tenant Joinder Agreement, as applicable, or such other documents as the Administrative Agent shall reasonably deem appropriate for such purpose, and (ii) deliver to the Administrative Agent documents of the types referred to in Section 5.01(c) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (i)), all in form, content and scope reasonably satisfactory to the Administrative Agent.
7.13ERISA Compliance
Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other federal or state law; (b) cause each Plan that is qualified under Section 401(a) of the Internal
Revenue Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Internal Revenue Code, in any case except, where the failure to do so would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect.
7.14Pledged Assets
Subject to Section 7.17 and Section 12 of the Amendment and Restatement Agreement, each
Loan Party will (a) (i) cause all of its owned Real Property and personal Property (including, without limitation, its rights in each Intercompany Note and the Intercompany Security Documents) consisting of
Collateral, other than Excluded Property, to be subject at all times from and after Effective Date to first priority (subject to the terms of the Intercreditor Agreement), perfected Liens (subject to Permitted Liens)
in favor of the Administrative Agent for its benefit and the benefit of the Secured Parties (as defined in the applicable Security Agreement) to secure the Obligations pursuant to the terms and conditions of the
Collateral Documents, (ii) with respect to any such Property, other than Excluded Property, acquired subsequent to the Effective Date, within 90 days of acquisition (or such later date as may be agreed to by the Administrative Agent), cause such Property to be subject to first priority (subject to the terms of the
Intercreditor Agreement), perfected Liens in favor of the Administrative Agent for its benefit and the benefit of the Secured Parties (as defined in the applicable Security Agreement) to secure the Obligations pursuant to the terms and conditions of the Collateral Documents, subject in any case to Permitted Liens,
(iii) register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Collateral Documents or otherwise deemed by the Administrative Agent reasonably necessary for the continued validity, perfection and priority of the Liens on the Collateral covered thereby subject to no other Liens other than
Permitted Liens, (iv) deliver or cause to be delivered to the Administrative Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Administrative Agent as the Administrative Agent shall reasonably deem necessary to perfect or maintain the Liens (subject to Permitted Liens) on the Collateral pursuant to the Collateral
Documents, (v) during the continuance of an Event of Default, upon the exercise by the Administrative
Agent of any power, right, privilege or remedy pursuant to any Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, execute and deliver all applications, certifications, instruments and other documents and papers that the
Administrative Agent may require in connection with such exercise and (vi) if the Administrative Agent or the Required Lenders determine that they are required by Law to have appraisals prepared in respect of the owned Real Property of any Loan Party constituting Collateral and having a fair market value in excess of $5,000,000, provide to the Administrative Agent appraisals that satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of FIRREA or such other applicable
Laws; provided, however, that the Loan Parties shall not be responsible for the cost of obtaining more than one (1) appraisal per calendar year for any individual owned Real Property site and (b) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate Mortgage Instruments, UCC-1 financing statements, real estate title insurance policies, surveys, environmental reports (limited to Phase Is), a completed “Life-
of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each owned Real Property constituting Collateral and having a fair market value in excess of $5,000,000
(together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each applicable Loan Party relating thereto) and if such owned Real Property is located in a flood hazard area, evidence of insurance required pursuant to Section 7.07, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent’s
Liens thereunder) and other items of the types required to be delivered pursuant to Section 5.01(f) all in form, content and scope (and prepared by vendors selected by the Borrower) reasonably satisfactory to the Administrative Agent. Without limiting the generality of the above, so long as it is not otherwise
Excluded Property, the Loan Parties will cause (i) 100% of the issued and outstanding Capital Stock of
(x) each Material Domestic Subsidiary, (y) each Joint Venture (solely with respect to any Joint Venture that would otherwise qualify as a Material Domestic Subsidiary if such Joint Venture were a Wholly
Owned Subsidiary) and (z) the ETMC JV, in each case owned by the Borrower or any Guarantor, (ii)
65% (or such greater percentage that, due to a change in an applicable Law after the Effective Date, (A)
could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for U.S. federal income tax purposes to be treated as a deemed dividend to such Foreign
Subsidiary’s United States parent and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of
Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary directly owned by the Borrower or any Guarantor to be subject at all times from and after ninety days after the Effective
Date or later date of a Loan Party’s acquisition thereof (or such other date as may be agreed to by the
Administrative Agent) to a first priority (subject to the terms of the Intercreditor Agreement), perfected
Lien (subject to Permitted Liens) in favor of the Administrative Agent pursuant to the terms and conditions of the Collateral Documents, (iii) (A) all intercompany loans permitted by Sections 8.02(g)
and (ee) to be evidenced by Intercompany Notes (and in the case of intercompany loans permitted by
Section 8.02(g), secured by Intercompany Security Documents) and (B) its rights in all such
Intercompany Notes (and in the case of intercompany loans permitted by Section 8.02(g), Intercompany
Security Documents) to be pledged to the Administrative Agent pursuant to the Collateral Assignment
Documents and such other security documents as the Administrative Agent may reasonably request and
(iv) the applicable Loan Parties to execute and deliver an account control agreement in form and substance reasonably satisfactory to the Administrative Agent (or an assignment or amendment of an existing deposit account control agreement to reflect the Agency Transfer) with respect to each deposit account (other than Excluded Deposit Accounts (as defined in the ABL Credit Agreement) and Excluded
ETMC Accounts (as defined in the ABL Credit Agreement)) within ninety (90) days after the Effective
Date (with time periods to be extended with the consent of the Administrative Agent).
Notwithstanding the foregoing, the parties hereto agree the Loan Parties shall not be required to comply with the terms of this Section 7.14 with respect to Subsidiaries created subsequent to the Effective Date until the documentation described in Section 7.12(a) is delivered or required to be delivered with respect to such Subsidiary.
7.15Annual Appraisals
Deliver to the Administrative Agent as and when required under Section 2.3(a)(ii) of the Relative
Rights Agreement, an appraisal of the Option Assets (as defined in the Relative Rights Agreement)
conducted by an MAI Appraiser (as defined in the Master Lease) mutually acceptable to the
Administrative Agent and LeaseCo.
7.16Change in Nature of Business
Not enter into any business, either directly or through any Restricted Subsidiary, except for those businesses of the same general type as those in which the Borrower and its Restricted Subsidiaries are engaged on the Effective Date (after giving effect to the Amendment and Restatement Transactions) or which are reasonably related, supplemental or ancillary thereto and any business related, supplement or ancillary thereto.

7.17Post-Closing Matters
The applicable Loan Parties shall obtain and deliver to the Administrative Agent the items set forth on Schedule 7.17, within the time periods set forth on such Schedule (unless waived or extended by the Administrative Agent in its discretion).
7.18Compliance with Terms of Master Lease
Make all payments and otherwise perform all obligations in respect of the Master Lease, keep such Master Lease in full force and effect and not allow such Master Lease to lapse or be terminated or any rights to renew such Master Lease to be forfeited or cancelled, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse
Effect.
ARTICLE VIII
NEGATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, no Loan Party shall, nor shall it permit any of its Restricted
Subsidiaries (excluding the ETMC JV other than with respect to Section 8.16) to, directly or indirectly:
8.01Liens
Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
(a)Liens pursuant to any Loan Document (including, without limitation, pursuant to any Loan Document with respect to the Ventas Purchase Option Term Loans); provided the
Ventas Purchase Option Term Loans shall not be secured by Liens on any assets or property of
Parent, the Borrower or any Restricted Subsidiary other than on the equity interests of the Tenant
Subsidiaries;
(b)Liens existing on the Effective Date and listed on Schedule 8.01 and any renewals or extensions thereof not any less favorable (taken as a whole) to the Lenders; provided that the property covered thereby is not increased (other than as a result of the appreciation in value of such property) and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 8.03(b);
(c)Liens (other than Liens imposed under ERISA) for Taxes, assessments or governmental charges or levies not overdue for more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(d)statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business; provided that such Liens secure only amounts not overdue for more than 60 days or, if overdue for more than 60 days, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established;
(e)pledges or deposits in the ordinary course of business (i) in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA and (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to Parent or any
Restricted Subsidiary;
(f)deposits to secure the performance of bids, trade contracts and leases (other than
Indebtedness or the Master Lease), the Master Lease, statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(g)easements, rights-of-way, restrictions and other similar encumbrances affecting
Real Property which do not materially detract from the value of the Real Property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;
(h)Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not in excess of the Threshold Amount (except to the extent covered by independent third-party insurance as to which the insurer has acknowledged in writing its obligation to cover), unless any such judgment remains undischarged for a period of more than sixty consecutive days during which execution is not effectively stayed;
(i)Liens securing Indebtedness permitted under Section 8.03(e); provided that (i)
such Liens do not at any time encumber any Property other than the Property financed by such
Indebtedness, (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the Property being acquired on the date of acquisition and (iii) such Liens attach to such Property concurrently with or within 90 days after the acquisition thereof;
(j)leases, subleases, licenses or sublicenses granted to others not interfering in any material respect with the business of the Borrower or any Restricted Subsidiary;
(k)any interest or title of a lessor, sublessor, licensor or licensee under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases or licensing agreements permitted by this Agreement;
(l)Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.02;
(m)normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;
(n)Liens of a collection bank arising under Section 4-210 of the Uniform
Commercial Code on items in the course of collection;
(o)Liens created or deemed to exist by the establishment of trusts for the purpose of satisfying (A) Governmental Reimbursement Program Costs and (B) other actions or claims pertaining to the same or related matters or other Medical Reimbursement Programs; provided that the Borrower, in each case, shall have established adequate reserves for such claims or actions;
(p)Liens of sellers of goods to the Borrower and any of its Restricted Subsidiaries arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses;
(q)Liens in favor of the Borrower or any Loan Party on the assets of each Non-
Guarantor Restricted Subsidiary in accordance with the terms hereof to secure the applicable
Intercompany Note of such Non-Guarantor Restricted Subsidiary;
(r)Liens on the assets of the Captive Insurance Subsidiary created or deemed to exist in connection with the self-insurance program of the Captive Insurance Subsidiary;
(s)Liens in favor of the Administrative Agent pursuant to Collateral Assignment
Documents;
(t)zoning, building codes and other land use Laws regulating the use or occupancy of the Real Property or the activities conducted thereon which are imposed by any governmental authority having jurisdiction over the Real Property which are not violated by the current use or occupancy of the Real Property or the ordinary conduct of the business of the applicable Person, or any violation which would not have a Material Adverse Effect;
(u)Liens securing obligations incurred in connection with Permitted IRB
Transactions;
(v)Liens related to industrial revenue bonds and similar securities to the extent such
Liens attach to Property that is not Collateral, so long as the Borrower and its Restricted
Subsidiaries hold all the securities, bonds, notes or other evidence of Indebtedness issued in respect thereof;
(w)Liens existing on Property or any asset at the time of acquisition thereof by the
Borrower or any Restricted Subsidiary or existing on any Property or asset of any Person that becomes a Restricted Subsidiary after the Original Closing Date prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other Property or assets of the Borrower or any
Restricted Subsidiary (other than proceeds) and (iii) such Lien shall secure only those obligations which it secured on the date of such acquisition or the date such Person becomes a Restricted
Subsidiary, as the case may be, and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof (other than by an amount not in excess of fees and expenses, including premium and defeasance costs associated therewith) or result in a decreased average weighted life thereof;
(x)(a) Liens securing obligations in respect of Indebtedness permitted under Section
8.03(p)(a), that are either (1) subject to the Intercreditor Agreement or (2) with respect to any cash flow revolving facility that refinances the ABL Credit Agreement, with respect to
Indebtedness that is secured by Collateral on a pari passu or junior Lien basis and is subject to an
Acceptable Intercreditor Agreement and (b) Liens securing obligations in respect of the Ventas

Purchase Option ABL Loans permitted under Section 8.03(p)(b); provided that the Ventas
Purchase Option ABL Loans shall not be secured by Liens on any assets or property of Parent, the Borrower or any Restricted Subsidiary other than on the equity interests of the Tenant
Subsidiaries;
(y)other Liens securing obligations in an amount not to exceed the greater of (A)
$215,000,000 and (B) 45% of Consolidated EBITDA in the aggregate at any time outstanding;
(z)Liens securing obligations in respect of Indebtedness permitted under
Section 8.03(r) so long as such Liens attach only to Property or assets of the BSA Entities;
(aa)(i) any rights of LeaseCo pursuant to the Relative Rights Agreement and (ii)
Liens on security deposits and similar deposits pursuant to Section 4.3 of the Master Lease;
(bb)Liens in favor of providers of (i) Cash Management Services (as defined in the
ABL Credit Agreement); (ii) products under agreements relating to any swap, cap, floor, collar, option, forward, cross right or obligation, or combination thereof or similar transaction, with respect to interest rate, foreign exchange, currency, commodity, credit or equity risk; (iii)
commercial credit card and merchant card services; or (iv) other banking products or services as may be requested by any Loan Party or Restricted Subsidiary, other than Letters of Credit (as defined in the ABL Credit Agreement), (x) securing Obligations incurred in connection with credit card and merchant card processing servicing arrangements, or (y) subject to a subordination agreement executed by such provider and the Administrative Agent, which provides that such
Liens are subordinated to the Liens securing the Obligations;
(cc)Liens securing obligations in respect of Indebtedness permitted under
Section 8.03 (f), (u), (v), (w) and (y) (including, with respect to clause (y), first priority tax liens);
and
(dd)Liens on sums payable by Loan Parties or their Restricted Subsidiaries under insurance policies securing Indebtedness incurred in the ordinary course of business under financing arrangements related to the payment of premiums and deductibles under insurance policies.
Notwithstanding the foregoing, in no event shall the Borrower or any of its Restricted
Subsidiaries (excluding the ETMC JV) create, incur, assume or permit to exist any Lien (i) on the leasehold interest in the Master Lease securing any Indebtedness unless the Administrative Agent, for the benefit of the Secured Parties (as defined in the applicable Security Agreement), shall have been granted a
Lien on such property that ranks senior to the Lien on such property granted to secure such other
Indebtedness, (ii) on the Collateral (as defined in the applicable Security Agreement) in violation of the
Relative Rights Agreement and/or the Master Lease, as applicable, or (iii) on any Excluded ETMC
Account (other than Liens permitted by Section 8.01(a) (so long as a Lien is granted for the benefit of all
Lenders), (c), (d), (e), (f), (m), (n), (s) (so long as a Lien is granted for the benefit of all Lenders) and
(bb)) unless a Lien is also granted for the benefit of the Lenders on a senior priority basis .

8.02Investments
Make any Investments, except:
(a)Investments held by the Borrower or such Restricted Subsidiary in the form of cash or Cash Equivalents;
(b)Investments existing as of the Effective Date and set forth in Schedule 8.02 and any renewals, refinancings and extensions thereof on terms and conditions not materially less favorable (taken as a whole) to the Lenders;
(c)(d) Investments in any Person that is a Loan Party (other than an ETMC Loan
Party), (i) Investments by any Loan Party in any newly formed Restricted Subsidiary that becomes a Loan Party (other than an ETMC Loan Party), (ii) Investments by any ETMC Loan
Party in any Loan Party or any other ETMC Loan Party, (iii) [reserved], (iv) Investments by any
Non-Guarantor Restricted Subsidiary in any Loan Party, any other Non-Guarantor Restricted
Subsidiary or any ETMC Loan Party, and (v) Investments by any ETMC Loan Party in any
newly formed Subsidiary that becomes an ETMC Loan Party;
(e)Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(f)Guarantees permitted by Section 8.03;
(g)Investments subsequent to the Original Closing Date in the form of equity or capital contributions in Non-Guarantor Restricted Subsidiaries or Joint Ventures using cash invested in the Parent by the Sponsor Group and/or Ventas and immediately passed through by the Parent to the applicable Non-Guarantor Restricted Subsidiary or Joint Venture;
(h)[Reserved];
(i)so long as immediately before and immediately after giving effect to such
Investment, no Event of Default has occurred and is continuing, Investments in a Joint Venture, together with all other Investments made by the Borrower or any Restricted Subsidiary pursuant to this Section 8.02(h) in an aggregate amount at the time of such Investment not to exceed the greater of (A) $190,000,000 and (B) 40% of Consolidated EBITDA in the aggregate outstanding at any one time; provided that if such Investment is in the form of a loan, (x) each such intercompany loan is evidenced by an Intercompany Note, (y) the Loan Parties shall take commercially reasonable efforts to have such Intercompany Note secured by the assets of the applicable Non-Guarantor Restricted Subsidiary or Joint Venture pursuant to the Intercompany
Security Documents and such other documentation reasonably satisfactory to the Administrative
Agent and (y) the rights of the applicable lender under each such Intercompany Note and, if applicable, Intercompany Security Document have been pledged to the Administrative Agent pursuant to documentation reasonably satisfactory to the Administrative Agent;
(i)Investments subsequent to the Effective Date in Non-Guarantor Restricted
Subsidiaries or any ETMC Subsidiary, together with all other Investments made by the Borrower or any Restricted Subsidiary pursuant to this Section 8.02(i) and all other Investments in Non-
Guarantor Restricted Subsidiaries and ETMC Subsidiaries made pursuant to Section 8.02(j) not to exceed the greater of (A) $140,000,000 and (B) 30% of Consolidated EBITDA in the aggregate outstanding at any one time; provided that if such Investment is in the form of a loan (x) each such intercompany loan is evidenced by an Intercompany Note and the Loan Parties shall take commercially reasonable efforts to have such Intercompany Note secured by the assets of the applicable Non-Guarantor Restricted Subsidiary or ETMC Subsidiary pursuant to the
Intercompany Security Documents and such other documentation reasonably satisfactory to the
Administrative Agent and (y) the rights of the applicable lender under each such Intercompany
Note and Intercompany Security Document (if applicable) have been pledged to the
Administrative Agent pursuant to documentation reasonably satisfactory to the Administrative
Agent;
(j)Permitted Acquisitions;
(k)Investments in the Captive Insurance Subsidiary in an amount not to exceed 150%
of the minimum amount of capital required under the laws of the jurisdiction in which the
Captive Insurance Subsidiary is formed and other Investments in the Captive Insurance
Subsidiary to cover reasonable general corporate and overhead expenses of the Captive Insurance
Subsidiary;
(l)loans and advances in the ordinary course of business to employees of the
Borrower or any of its Restricted Subsidiaries so long as the aggregate principal amount of such advances outstanding at any time shall not exceed $10,000,000;
(m)Investments consisting of non-cash consideration received in connection with a sale of assets permitted under Section 8.05;
(n)Investments arising from endorsements for collection or deposit in the ordinary course of business;
(o)so long as immediately before and immediately after giving effect to such
Investment, no Event of Default has occurred and is continuing, Investments in a Similar
Business having an aggregate fair market value, taken together with all other Investments made pursuant to this Section 8.02(o) that are at that time outstanding, not to exceed the greater of (x)
$140,000,000 and (y) 30% of Consolidated EBITDA in the aggregate outstanding at any one time
(in each case, determined on the date such Investment is made, with the fair market value of each
Investment being measured at the time made and without giving effect to subsequent changes in value);
(p)so long as immediately before and immediately after giving effect to such
Investment, no Event of Default has occurred and is continuing, other Investments in an amount not to exceed the greater of (A) $190,000,000 and (B) 40% of Consolidated EBITDA in the
aggregate at any time outstanding;
(q)[reserved];
(r)Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

(s)Investments (including debt obligations and Capital Stock) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;
(t)licenses or sublicenses in the ordinary course of business that do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any Material Domestic Subsidiary;
(u)so long as immediately before and after giving effect to such Investment, no
Event of Default has occurred and is continuing, other Investments in an amount not to exceed the Borrower’s Portion of Excess Cash Flow immediately prior to the time of the making of any
Investment; provided that after giving pro forma effect thereto, the Fixed Charge Coverage Ratio
(calculated on a pro forma basis) is not less than 2.00:1.00;
(v)additional Investments to the extent that payment for such Investments is made solely with net proceeds of any Equity Issuance of Qualified Capital Stock of the Borrower (or
Parent, to the extent such cash proceeds are contributed to the Borrower) after the Effective Date that are not used for any other purpose;
(w)Investments made in connection with Permitted IRB Transactions;
(x)Investments consisting of Physician Support Obligations made by the Borrower or any Restricted Subsidiary in the ordinary course of business;
(y)the purchase of up to 15% of the outstanding Capital Stock of Physicians
Surgical Hospitals, LLC and Physicians Surgical Real Estate, LLC;
(z)Investments made by any Non-Guarantor Restricted Subsidiary into any other
Non-Guarantor Restricted Subsidiary (including intercompany Indebtedness);
(aa)Investments consisting of extensions of credit or other Indebtedness owing by any BSA Entity permitted by Section 8.03(r);
(bb)the purchase of any equity interest of any BSA Entity pursuant to a put or call option in respect of such BSA Entity’s equity interests set forth in the Organization Documents of such BSA Entity so long as such BSA Entity becomes a Wholly Owned Subsidiary after giving effect to such purchase;
(cc)cash management transactions between any Loan Party and the BSA Entities;
(dd)Investments in the form of unsecured Guarantees by a Loan Party or any of its
Restricted Subsidiaries that manages any hospital of such hospital’s obligation to repurchase Self-
Pay Accounts that have been disposed of pursuant to clause (x)(B) of the definition of
“Disposition”;
(ee)Investments consisting of (i) the intercompany loan evidenced by the Required
Payment Intercompany Note in an aggregate principal amount not to exceed $205,000,000
(excluding any interest paid in kind) at any time outstanding; (ii) intercompany loans
(collectively, the “Working Capital Intercompany Loans”) from a Loan Party to AHS East Texas in an aggregate principal amount not to exceed $46,000,000 (excluding any interest paid in kind)
at any time outstanding and any Investments from an ETMC Loan Party to any ETMC Subsidiary which Investments are made solely with the proceeds of the Working Capital Intercompany
Loans; and (iii) an intercompany loan from AHS East Texas to AHS Legacy Operations, LLC in an aggregate principal amount not to exceed $25,000,000 (excluding any interest paid in kind) at any time outstanding; provided (x) each such intercompany loan is evidenced by an
Intercompany Note and such other documentation reasonably requested by the Administrative
Agent and (y) the rights of the applicable Loan Party under each such Intercompany Note have been pledged to the Administrative Agent pursuant to documentation reasonably satisfactory to the Administrative Agent;
(ff)subject to Section 8.16, the ETMC Subsidiaries may make Investments in the
ETMC JV with cash generated from the operations of such ETMC Subsidiaries to the extent required by the ETMC JV Agreement;
(gg)so long as immediately before and after giving effect to such Investment, no
Event of Default has occurred and is continuing, additional Investments; provided that after giving pro forma effect thereto, the Consolidated Net Leverage Ratio (calculated on a pro forma basis) is not greater than 3.25:1.00;
(hh)Investments to the extent constituting Approved Hospital Swaps;
(ii)Investments pursuant to any customary buy/sell arrangements in favor of investors or joint venture parties in connection with syndications of healthcare facilities, including, without limitation, Hospitals, ambulatory surgery centers, outpatient diagnostic centers or imaging centers;
(jj)  distributions or payments in connection with a Securitization Transaction in an aggregate amount not to exceed, together with all Investments pursuant to Section 8.02(kk) and
Dispositions pursuant to clause (xviii) of the definition of “Dispositions”, the greater of (A)
$100,000,000 and (B) 25.0% of Consolidated EBITDA, provided that no distributions of ABL
Priority Collateral shall be permitted by this clause (jj);
(kk)any Investment in a Receivable Subsidiary or other Person, pursuant to the terms and conditions of a Securitization Transaction and any right to receive distributions or payments of fees related to a Securitization Transaction and any right to purchase assets of a Receivables
Subsidiary in connection with a Securitization Transaction in an aggregate amount not to exceed, together with all Investments pursuant to Section 8.02(jj) and Dispositions pursuant to clause
(xviii) of the definition of “Dispositions”, the greater of (A) $100,000,000 and (B) 25.0% of
Consolidated EBITDA, provided that no distributions of ABL Priority Collateral shall be permitted by this clause (kk);
(ll)after (or concurrently with) the consummation of the Ventas Purchase Option,
Investments in the Tenant Subsidiaries in an amount not to exceed the amount of Investments in such Tenant Subsidiaries immediately prior to the consummation of the Ventas Purchase Option;
and
(mm) Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (mm) that are at the time outstanding, without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities received by Parent, the
Borrower or a Restricted Subsidiary, not to exceed the greater of (x) $70.0 million and (y) 15% of
Consolidated EBITDA at the time of such Investment (with the fair market value of each
Investment being measured at the time made and without giving effect to subsequent changes in value).
8.03Indebtedness
Create, incur, assume or suffer to exist any Indebtedness, except:
(a)Indebtedness under the Loan Documents (including, without limitation, in connection with the Ventas Purchase Option Term Loans in an amount not to exceed the Ventas
Purchase Option Term Loan Amount);
(b)Indebtedness of the Borrower and its Restricted Subsidiaries set forth in Schedule
8.03 (and renewals, refinancings and extensions thereof (not exceeding the principal amount of the Indebtedness so renewed, refinanced or extended) on terms and conditions not materially less favorable (taken as a whole) to the applicable debtor(s) or to the Lenders);
(c)intercompany Indebtedness permitted under Section 8.02;
(d)obligations (contingent or otherwise) of the Borrower or any Restricted
Subsidiary existing or arising under any Swap Contract entered into in the ordinary course of business and not for speculative purposes;
(e)purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by the Borrower or any of its Restricted Subsidiaries to
finance the purchase of fixed assets, and renewals, refinancings and extensions thereof; provided that (i) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of the greater of (A) $190,000,000 and (B) 40% of Consolidated
EBITDA at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing (other than for interest, premiums, penalties and fees);
(f)Securitization Transactions (solely in respect of Collateral of a type that would not constitute ABL Priority Collateral) in an aggregate principal amount at any one time outstanding not to exceed the greater of (A) $100,000,000 and (B) 25% of Consolidated
EBITDA;
(g)intercompany Indebtedness incurred under the LHP Cash Management Transfer
System;
(h)Indebtedness under performance bonds, surety bonds, letter of credit obligations to provide security for workers’ compensation claims and bank overdrafts, in each case in the ordinary course of business;
(i)Indebtedness in the form of trade payables and accrued expenses incurred in the ordinary course of business;

(j)other Indebtedness in an aggregate principal amount not to exceed the greater of
(A)$215,000,000 and (B) 45% of Consolidated EBITDA at any one time outstanding;
(k)Indebtedness of the Borrower or any other Loan Party in the form of loans from the Captive Insurance Subsidiary in an aggregate principal amount at any time outstanding not to exceed twenty percent (20%) of the total assets of the Captive Insurance Subsidiary, as shown on the most recent balance sheet of the Captive Insurance Subsidiary in accordance with GAAP;
(l)Earn-Out Obligations not to exceed $10,000,000 in the aggregate at any one time outstanding;
(m)Guarantees by the Borrower or its Restricted Subsidiaries of Indebtedness
permitted to be incurred by such Borrower or Restricted Subsidiary in accordance with the provisions of this Agreement; provided that in the event such Indebtedness that is being
Guaranteed is Subordinated Indebtedness, then any related Guarantee of the Borrower or a Loan
Party shall be subordinated in right of payment to the Term Loans;
(n)Indebtedness of the Loan Parties incurred in the ordinary course of business under financing arrangements related to the prepayment of premiums and deductibles under the
Loan Parties’ insurance policies;
(o)Indebtedness of Non-Guarantor Restricted Subsidiaries, together with any
Indebtedness incurred by Non-Guarantor Restricted Subsidiaries pursuant to Section 8.03(u) and to Section 8.03(v) below not to exceed the greater of (A) $190,000,000 and (B) 40% of
Consolidated EBITDA at any one time outstanding;
(p)(a) Indebtedness incurred pursuant to the ABL Facility by the Borrower or any
Loan Party in an aggregate principal amount of commitments, loans or letters of credit thereunder
(without any duplication thereof) not to exceed (A) the greater of (x) $225,000,000 (plus any incremental facilities permitted thereunder as in effect on the Effective Date in an amount not to exceed $100,000,000) less the aggregate principal amount of commitments in respect of the
Ardent ABL Facility Silo terminated in connection with the Ventas Purchase Option and (y) the
Borrowing Base (as defined in the ABL Facility as in effect on the Effective Date; provided that after giving effect to the Ventas Purchase Option, this clause (y) shall no longer include the
Borrowing Base in respect of the Ardent ABL Facility Silo); provided that such Indebtedness is either (1) subject to the terms of the Intercreditor Agreement in the capacity of “ABL
Obligations” or (2) with respect to any cash flow revolving facility that refinances the ABL
Credit Agreement, such Indebtedness is secured by Collateral on a pari passu or junior Lien basis and is subject to an Acceptable Intercreditor Agreement and (b) after consummation of the Ventas
Purchase Option, Indebtedness assigned to the Ventas Assignees under the ABL Facility in an amount equal to the Ventas Purchase Option ABL Amount (the “Ventas Purchase Option ABL
Loans”) (provided that the guarantees in respect of such Indebtedness by Parent, Borrower and
Loan Parties thereunder shall be subordinated to the Non-Ventas Purchase Option Term Loans);
(q)Indebtedness incurred in connection with Permitted IRB Transactions;
(r)Indebtedness of the BSA Entities in an amount not to exceed at any one time outstanding $30,000,000; provided that such Indebtedness shall not be guaranteed in any respect by Parent, the Borrower or any Guarantor (other than any BSA Entity) except to the extent permitted by Section 8.02;
(s)[reserved];
(t)Unsecured Indebtedness incurred pursuant to the 2029 Notes Indenture by the
Borrower or any Loan Party in an aggregate principal amount thereunder not to exceed
$300,000,000 and refinancings and replacements thereof so long as (i) such unsecured refinancing or replacement Indebtedness shall mature no earlier than the maturity date of the 2029
Notes, (ii) such unsecured refinancing or replacement Indebtedness shall not contain any amortization or mandatory prepayment provisions (other than customary offer to purchase provisions consistent with the offer to purchase provisions contained in the 2029 Notes Indenture)
and (iii) the other terms and provisions of such unsecured refinancing or replacement
Indebtedness shall not be more restrictive to the Borrower and its Restricted Subsidiaries, taken as a whole, than the 2029 Notes Indenture as in effect on the Effective Date;
(u)(i) Indebtedness secured by Liens that are pari passu with or junior to the Liens securing the Term Loans so long as immediately after giving effect to the incurrence of such
Indebtedness and the use of proceeds thereof, the Senior Secured Net Leverage Ratio on a Pro
Forma Basis is not greater than 3.75:1.00; provided that for purposes of this clause (i), net cash proceeds of Indebtedness incurred at such time shall not be netted against the applicable amount of Consolidated Indebtedness for purposes of such calculation of the Senior Secured Net
Leverage Ratio and (ii) unsecured Indebtedness so long as immediately after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, either (A) the Consolidated Net
Leverage Ratio on a Pro Forma Basis is not greater than 5.25:1.00 or (B) the Fixed Charge
Coverage Ratio is not less than 2.00:1.00 (provided that for purposes of this clause (ii), net cash proceeds of Indebtedness incurred at such time shall not be netted against the applicable amount of Consolidated Indebtedness for purposes of such calculation of the Consolidated Net Leverage
Ratio); provided, that the aggregate principal amount of such Indebtedness incurred by Non-
Guarantor Restricted Subsidiaries, together with any Indebtedness incurred by Non-Guarantor
Restricted Subsidiaries pursuant to Section 8.03(o) and Section 8.03(v) shall not exceed at any time outstanding, the greater of (A) $190,000,000 or (B) 40% of Consolidated EBITDA;
provided, further, that (I) such Indebtedness shall be subject to the Maturity and Weighted
Average Life to Maturity Limitations, (II) if secured, such Indebtedness shall be secured only by
Collateral either on a pari passu or junior Lien on the Collateral, (III) in the case of term loans secured on a pari passu basis with the Liens securing the Term Loans, such Indebtedness shall be subject to the MFN Provisions and (IV) such Indebtedness shall be on terms and pursuant to documentation (including an Acceptable Intercreditor Agreement if applicable) reasonably satisfactory to the Borrower and the lenders proving such Indebtedness (provided that to the extent such terms and documentation are not consistent with this Agreement (except as they relate to maturity, Weighted Average Life to Maturity or interest rates), they shall not be more favorable, taken as a whole (as reasonably determined by the Borrower), to the lenders providing such Indebtedness than the terms of the Term Loans (other than with respect to terms and conditions applicable after the maturity of the Term Loans) unless such more favorable terms are added for the benefit of the Term Loans, which shall not require the consent of the Lenders and any such Indebtedness may contain any financial maintenance covenants, so long as such covenants are also added for the benefit of the Lenders, which shall not require consent of the
Lenders);

(v)assumed Indebtedness of a Restricted Subsidiary acquired after the Original
Closing Date or a person merged or consolidated with the Borrower or any Restricted Subsidiary after the Original Closing Date and Indebtedness otherwise incurred by the Borrower or any
Restricted Subsidiary in connection with the acquisition of assets or equity interests (including a
Permitted Acquisition), where such acquisition, merger or consolidation is not prohibited by this
Agreement; provided that in the case of assumed Indebtedness, such Indebtedness is not incurred in contemplation of such acquisition or merger; provided, further, that, (x) such Indebtedness is secured by Liens that are pari passu with or junior to the Liens securing the Term Loans and immediately after giving effect to such acquisition, merger or consolidation, the incurrence or assumption of such Indebtedness and the use of proceeds thereof, the Senior Secured Net
Leverage Ratio on a Pro Forma Basis is either (A) not greater than 3.75:1.00 or (B) no greater than the Senior Secured Net Leverage Ratio in effect immediately prior thereto (provided that for purposes of this clause (x), net cash proceeds of Indebtedness incurred at such time shall not be netted against the applicable amount of Consolidated Indebtedness for purposes of such calculation of the Senior Secured Net Leverage Ratio) or (y) such Indebtedness is unsecured and immediately after giving effect to such acquisition, merger or consolidation, the incurrence or assumption of such Indebtedness and the use of proceeds thereof, either (i) the Consolidated Net
Leverage Ratio on a Pro Forma Basis is either (A) not greater than 5.25:1.00 or (B) no greater than the Consolidated Net Leverage Ratio in effect immediately prior thereto (provided that for purposes of this clause (y), net cash proceeds of Indebtedness incurred at such time shall not be netted against the applicable amount of Consolidated Indebtedness for purposes of such calculation of the Consolidated Net Leverage Ratio) or (ii) the Fixed Charge Coverage Ratio is
either (A) not less than 2.00:1.00 or (B) not less than Fixed Charge Coverage Ratio in effect immediate prior thereto; provided, further, that the aggregate amount of such Indebtedness incurred by Non-Guarantor Restricted Subsidiaries, together with any Indebtedness incurred by
Non-Guarantor Restricted Subsidiaries pursuant to Section 8.03(o) and Section 8.03(u) shall not exceed at any time outstanding, the greater of (A) $190,000,000 or (B) 40% of Consolidated
EBITDA; provided, further, that (I) such incurred Indebtedness shall be subject to the Maturity and Weighted Average Life to Maturity Limitations, (II) if secured, such Indebtedness shall be secured only by either a pari passu or junior Lien on the Collateral, (III) in the case of term loans secured on a pari passu basis with the Liens securing the Term Loans, such Indebtedness shall be subject to the MFN Provisions and (IV) such incurred Indebtedness shall be on terms and pursuant to documentation (including an Applicable Intercreditor Agreement if applicable)
reasonably satisfactory to the Borrower and the lenders proving such Indebtedness (provided that to the extent such terms and documentation are not consistent with this Agreement (except as they relate to maturity, Weighted Average Life to Maturity or interest rates), they shall not be more favorable, taken as a whole (as reasonably determined by the Borrower), to the lenders providing such Indebtedness than the terms of the Term Loans (other than with respect to terms and conditions applicable after the maturity of the Term Loans) unless such more favorable terms are added for the benefit of the Term Loans, which shall not require the consent of the Lenders and any such Indebtedness may contain any financial maintenance covenants, so long as such covenants are also added for the benefit of the Lenders, which shall not require consent of the
Lenders);
(w)Attributable Indebtedness of the Borrower or any Restricted Subsidiary arising from a Permitted Sale Leaseback;
(x)Indebtedness incurred on behalf of or representing Guarantees of Indebtedness of
Joint Ventures of the Borrower or any Restricted Subsidiary not in excess of the greater of (A)

$190,000,000 and (B) 40% of Consolidated EBITDA at any one time outstanding; and
(y)Indebtedness in connection with property assessed clean energy financing or similar financing in connection with energy efficiency, renewable energy and other eligible improvements, including, without limitation, PACE Financings.
Notwithstanding the foregoing, in no event shall the Borrower or any of its Restricted
Subsidiaries (excluding the ETMC JV) create, incur, assume or suffer to exist any Indebtedness or any
Guarantee in violation of the Relative Rights Agreement and/or the Master Lease, as applicable.
Notwithstanding the foregoing, any Indebtedness incurred pursuant to this Section 8.03 that is subordinated in right of payment to the Term Loans shall comply with the definition of “Subordinated
Indebtedness”.
8.04Fundamental Changes
Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of related transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person; provided that, notwithstanding the foregoing provisions of this Section 8.04 but subject to the terms of Sections 7.12 and 7.14, (a) any Loan Party
(other than any ETMC Loan Party) may merge, dissolve into or consolidate with any other Loan Party
(other than any ETMC Loan Party); provided that if the Borrower is a party thereto, the Borrower shall be the continuing or surviving corporation, (b) any Foreign Subsidiary may be merged, dissolved into or consolidated with or into any Loan Party; provided that such Loan Party shall be the continuing or surviving corporation, (c) any Foreign Subsidiary may be merged, dissolved into or consolidated with or into any other Foreign Subsidiary, (d) any non-Loan Party or ETMC Loan Party may be merged, dissolved into or consolidated with or into any Loan Party; provided that such Loan Party shall be the continuing or surviving corporation, (e) any non-Loan Party may be merged, dissolved into or consolidated with or into any other non-Loan Party, (f) any Restricted Subsidiary may merge with any
Person that is not a Loan Party in connection with an Acquisition permitted hereunder; provided that any
Loan Party shall be the continuing or surviving corporation, (g) any ETMC Loan Party may be merged, dissolved into or consolidated with or into any other ETMC Loan Party, (h) any Restricted Subsidiary of the Borrower may dissolve, liquidate or wind up its affairs at any time; provided that such dissolution, liquidation or winding-up, as applicable, could not reasonably be expected to have a Material Adverse
Effect or otherwise result in a Default or Event of Default hereunder and (i) nothing in this Section 8.04 shall prohibit any transaction of the type excluded from the definition of “Disposition” by virtue of clauses (i) through (xvii) of the definition of “Disposition” or any Disposition otherwise permitted under
Section 8.05. Notwithstanding anything to the contrary set forth herein or in any other Loan Document,
(x) the Parent may convert into a “C” corporation” and/or (y) so long as no Event of Default exists or would result therefrom, the Borrower may merge (the “Permitted Merger”) with and into the Parent in connection with an initial public offering of the common stock or common equity interests of the
Borrower or any direct or indirect parent entity of the Borrower; provided that (A) the Parent shall continue to be an entity organized or existing under the laws of the United States, any state thereof, the
District of Columbia or any territory thereof, (B) the Parent shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent,
(C) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to this Agreement confirmed that its Guarantee shall apply to the Parent’s obligations under this Agreement, (D) each Loan Party, unless it is the other party to such merger or consolidation, shall have by a supplement to each Security Agreement, as applicable, confirmed that its obligations thereunder shall apply to the Parent’s obligations under this Agreement, (E) each mortgagor of a Mortgaged
Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage Instrument (or other instrument or agreement reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the
Parent’s obligations under this Agreement, and (F) the Borrower shall have delivered to the
Administrative Agent (x) an officer’s certificate stating that such merger or consolidation and such supplement to this Agreement or any other Loan Document comply with this Agreement and (y) and an opinion of counsel stating that this Agreement and certain other Loan Documents reasonably requested by the Administrative Agent, as modified by the applicable supplements set forth above, are enforceable against the Borrower and the other applicable Loan Parties, in each case after giving effect to the
Permitted Merger ; provided, further, that if the foregoing are satisfied, the Parent will succeed to, and be substituted for, the Borrower under this Agreement and the other Loan Documents; provided, further, that such Borrower agrees to provide any documentation and other information about the Parent as shall have been reasonably requested in writing by any Lender through an Administrative Agent that such Lender shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including Title III of the USA Patriot Act;
8.05Dispositions
Make any Disposition (other than any Approved Hospital Swap) unless (i) (a) at least 75% of the total consideration received by the Borrower or such Restricted Subsidiary in connection therewith shall be cash or Cash Equivalents paid contemporaneous with consummation of the transaction and the total consideration paid shall be in an amount not less than the fair market value of the Property disposed of,
(b) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other Property concurrently being disposed of in a transaction otherwise permitted under this Section 8.05, (c) the aggregate net book value of all of the assets (excluding assets subject to a Permitted Sale Leaseback) sold or otherwise Disposed of by the Borrower and its Restricted
Subsidiaries (excluding any Dispositions of any ETMC Subsidiaries that are Excluded Subsidiaries) in all such transactions in any fiscal year of the Borrower shall not exceed $100,000,000 and (d) in the case of any Disposition (excluding any Dispositions of any ETMC Subsidiaries that are Excluded Subsidiaries)
where the aggregate net book value of all of the assets sold or otherwise disposed of exceeds
$20,000,000, no later than five (5) Business Days prior to such Disposition, the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer of the Borrower specifying the anticipated date of such Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Disposition, (ii) such Disposition is pursuant to the
Relative Rights Agreement or (iii) such Disposition is of one or more medical office buildings and related
Real Property (whether or not arising from Sale and Leaseback Transactions) (any such Disposition, a
“MOB Disposition”); provided that no Default or Event of Default shall have occurred or be continuing or would result therefrom.
8.06Restricted Payments
Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation
(contingent or otherwise) to do so, except that:
(a)(i) (A) each Restricted Subsidiary may make Restricted Payments (directly or indirectly) to any Loan Party (other than an ETMC Loan Party) and (B) each ETMC Subsidiary may make Restricted Payments (directly or indirectly) to any Loan Party; (ii) any non-Loan Party may make cash dividends on a pro rata basis to the holders of its Capital Stock, (iii) any BSA
Entity may make Restricted Payments on a pro rata basis to the holders of any equity interests therein and (iv) subject to Section 8.16, each ETMC Subsidiary may make Restricted Payments
(directly or indirectly) using cash generated from its operations to the ETMC JV to the extent required by the ETMC JV Agreement;
(b)Parent and each of its Restricted Subsidiaries may declare and make dividend payments or other distributions payable solely in the Capital Stock (other than Disqualified
Capital Stock) of such Person;
(c)the Borrower or any Restricted Subsidiary may make Restricted Payments to the
Parent (or any parent entity thereof that controls the Borrower) so that the Parent (or any parent entity thereof that controls the Borrower) may consummate the repurchase of Capital Stock held by employees, former employees, directors, former directors, officers, former officers, consultants or former consultants of the Parent or any of its Subsidiaries in an amount not to exceed $15,000,000 in the aggregate during any fiscal year of the Borrower (which will increase to $30,000,000 following the consummation of an initial Public Equity Offering by the Borrower or any direct or indirect parent entity of the Borrower) (with unused amounts in any fiscal year being carried over to the next succeeding fiscal years), subject to a maximum payment in any fiscal year of $30,000,000 (which will increase to $60,000,000 following the consummation of an initial Public Equity Offering by the Borrower or any direct or indirect parent entity of the
Borrower); provided, however, that no Event of Default shall have occurred and be continuing at the time of any such distribution or payment or result therefrom;
(d)with respect to any taxable period for which the Borrower and/or any of its
Subsidiaries is a member of a consolidated, combined or similar income tax group (a “Tax
Group”) of which any parent entity of the Borrower is the common parent, the portion of any federal, state and/or local income taxes, as applicable, of such Tax Group that is attributable to the taxable income of Borrower and its applicable Subsidiaries (reduced by any dividends or distributions made by the Borrower prior to the Effective Date with respect to such Taxes for such taxable period); provided that the amount of such payments made in respect of any taxable period in the aggregate shall not exceed the amount that the Borrower and/or its applicable
Subsidiaries would have been required to pay if the Borrower and such Subsidiaries had been a stand-alone Tax Group for all relevant taxable periods; provided, further, that the amount of such payments attributable to the taxable income of any Unrestricted Subsidiary shall be limited to the amount actually paid by such Unrestricted Subsidiary to the Borrower or any other Loan Party for the purposes of paying such consolidated, combined or similar taxes;
(e)the Borrower or any Restricted Subsidiary may make distributions to the Parent
(or any parent entity thereof that controls the Borrower) in any fiscal year so that the Parent (or any parent entity thereof that controls the Borrower) may pay (A)(i) any Sponsor Fees in an amount not to exceed $5,000,000 in any fiscal year and (ii) any customary transaction fees;
provided, however, that no Default or Event of Default shall have occurred and be continuing at the time of any such distribution or payment or result therefrom; provided further that, if at any time any such Sponsor Fees and transaction fees are not permitted to be paid as a result of the failure to satisfy the foregoing proviso or otherwise elected to be deferred, then (1) such amounts shall continue to accrue, and (2) any such amounts that have accrued but which were not permitted to, or were elected not to, be paid may be paid in any subsequent period so long as the conditions set forth in the foregoing proviso are satisfied at the time of the making of such payments, (B) reasonable out-of-pocket expenses of the Sponsor and (C) indemnity payments to the Sponsor;
(f)so long as no Event of Default shall have occurred and be continuing or would result therefrom, Borrower and any Restricted Subsidiary may make additional Restricted
Payments to the Parent (or any parent entity thereof that controls the Borrower) the proceeds of which may be utilized by the Parent (or any parent entity thereof that controls the Borrower) to make additional Restricted Payments in an amount not to exceed the Borrower’s Portion of
Excess Cash Flow, calculated immediately prior to the making of such Restricted Payment;
provided that after giving pro forma effect thereto, the Fixed Charge Coverage Ratio (calculated on a pro forma basis) is not less than 2.00:1.00;
(g)additional Restricted Payments to the extent made solely with the net proceeds of any substantially concurrent Equity Issuance of Qualified Capital Stock of the Borrower (or
Parent, to the extent such cash proceeds are contributed to the Borrower) after the Effective Date that are not used for any other purpose;
(h)the declaration and payment by the Borrower of dividends on the common stock or common equity interests of the Borrower or any direct or indirect parent entity of the Borrower following the consummation of an initial Public Equity Offering of such common stock or common equity interests, in an amount not to exceed 6% of the proceeds received by or contributed to the Borrower or any direct or indirect parent entity of the Borrower in or from any public offering in any fiscal year, other than public offerings with respect to the Borrower’s or such parent’s common stock registered on Form S-4 or Form S-8 and other than any public sale the proceeds of which were used to finance a Restricted Payment pursuant to Section 8.06(g) or
Investments pursuant to Section 8.02(v).
(i)the Borrower and any Restricted Subsidiary may make distributions to (A) the
Parent (or any parent entity thereof that controls the Borrower) in connection with expenses required to maintain the Parent’s or such parent entity’s corporate existence and provided that no
Event of Default has occurred and is continuing, reasonable general corporate overhead expenses to the extent such expenses are attributable to the ownership or operation of the Parent and its
Subsidiaries, which such expenses in the aggregate do not exceed $2,000,000 in any fiscal year and (B) the Parent (or any parent entity thereof that controls the Borrower) for the payment of insurance premiums, costs, expenses and deductibles as part of a common arrangement for purchasing insurance by Parent (or such other parent entity) for the benefit of itself and its
Restricted Subsidiaries to the extent the proceeds thereof are promptly used by Parent (or such other parent entity) to promptly pay premiums, costs, expenses and deductibles of insurance obtained by Parent (or such other parent entity) for the benefit of the Borrower and its Restricted
Subsidiaries; provided that such Restricted Payments shall not exceed the aggregate amount of premiums, costs, expenses and deductibles that are attributable solely to the Borrower and its
Restricted Subsidiaries; provided, further, that such Restricted Payments shall not in any event exceed the aggregate amount that the Borrower and its Restricted Subsidiaries would have been required to pay as a stand-alone insured entity;
(j)any Loan Party and any Restricted Subsidiary may make cashless repurchases of
Capital Stock deemed to occur upon the exercise of stock options or warrants if such Capital
Stock represents a portion of the exercise price of such options or warrants;
(k)so long as immediately before and after giving effect to such Restricted
Payments, no Event of Default has occurred and is continuing, make additional Restricted

Payments; provided that after giving pro forma effect thereto, the Consolidated Net Leverage
Ratio (calculated on a Pro Forma Basis) is not greater than 2.50:1.00;
(l)payments made to cash-out Class C Units of Parent pursuant to their terms in connection with an initial public offering of common stock or other common equity interests of the Borrower or any direct or indirect parent entity thereof;
(m)(i) following a public offering of the common stock or common equity interests of the Borrower or any direct or indirect parent entity of the Borrower, make Restricted Payment to pay listing fees and other costs and expenses attributable to being a public company, of any direct or indirect parent entity of the Borrower, and (ii) fees and expenses, other than to Affiliates of Parent or the Borrower, related to any unsuccessful public offering of the common Stock or common equity interests of the Borrower or any direct or indirect parent entity of the Borrower;
(n)other Restricted Payments in an aggregate amount, which, when taken together with all other Restricted Payments made pursuant to this Section 8.06(n) shall not exceed
$75,000,000; provided, however, that no Event of Default shall have occurred and be continuing at the time of any such distribution or payment or result therefrom; and
(o)so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, other Restricted Payments made using solely proceeds of any
Disposition permitted pursuant to Section 8.05(iii) in an aggregate amount, when taken together with all other Restricted Payments made pursuant to this Section 8.06(o), not to exceed the greater of (A) $240,000,000 and (B) 50% of Consolidated EBITDA.
8.07[Reserved]
8.08Transactions with Affiliates
Enter into or permit to exist any transaction or series of transactions with any Affiliate of such
Person other than (a) advances of working capital to any Loan Party, (b) transfers of cash and assets to any Loan Party, (c) transactions expressly permitted by Section 7.07, 8.01, 8.02, 8.03, 8.04, 8.05, 8.06,
8.13, 8.16 and 8.17, (d) normal and reasonable compensation, reimbursement of expenses and indemnification of officers, directors, employees and consultants, (e) any Equity Issuance, (f) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person’s business on terms and conditions substantially as favorable (taken as a whole) to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an Affiliate, (g) Equity Issuances of the Capital Stock of the Parent to a member of the Sponsor
Group or Ventas pursuant to Sections 8.02(v), and 8.06(g), (h) the consummation of the Amendment and
Restatement Transactions, (i) performance under any employment contracts, collective bargaining agreements, stock option plans, employee benefit plans, related trust agreements or similar arrangement of the Loan Parties and the Restricted Subsidiaries in the ordinary course of business, (j) any transaction solely among Loan Parties and their Restricted Subsidiaries expressly permitted hereunder; (k) any assignment of the Loans to any Non-Debt Fund Affiliate or Purchasing Borrower Party; (l)
reimbursement of expenses and indemnification of the Sponsor Group; (m) cash management transactions between any Loan Party and the BSA Entities; (n) management agreements (including, without limitation, with respect to the ETMC Subsidiaries and AHS Management Company, Inc., the JV Management
Agreement, JV Clinical Management Agreement and the JV Sub-Management Agreement to be entered into among any Affiliate of Parent and officers and employees of the Borrower or any Restricted
Subsidiary; provided that such management agreements shall (i) include compensation to be paid by such

Affiliate to the Borrower or its Restricted Subsidiaries for services received on arms-length terms, (ii)
relate only to any provision of services by officers and employees of the Borrower and its Restricted
Subsidiaries to such Affiliate, (iii) not in the good faith judgment of the Borrower interfere in any material respect with the management, business or operations of the Borrower and its Restricted
Subsidiaries and (iv) not permit the allocation of more than 25% of the time of any officers and employees in the aggregate to all such Affiliates, (o) pursuant to the Master Lease (and any guaranty thereof) and the Relative Rights Agreement including the exercise of the Ventas Purchase Option, and (p)
with respect to the ETMC Subsidiaries and AHS Management Company, Inc., pursuant to the ETMC JV
Agreement.
8.09Burdensome Agreements
(a)Enter into, or permit to exist, any Contractual Obligation that encumbers or restricts the ability of any such Person to (i) pay dividends or make any other distributions to any Loan Party on its
Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any Indebtedness or other obligation owed to any Loan Party, (iii) make loans or advances to any Loan
Party, (iv) sell, lease or transfer any of its Property to any Loan Party, (v) pledge its Property pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof or (vi) act as a Loan Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i)-(v) above) for (1) this
Agreement, the other Loan Documents and the Ventas Purchase Option Amendment (only as it applies to
Tenant Subsidiaries), (2) the ABL Credit Agreement, the Loan Documents (as defined in the ABL Credit
Agreement) and the Ventas Purchase Option Amendment (as defined in the ABL Credit Agreement)
(only as it applies to Tenant Subsidiaries), (3) the Subordinated Indebtedness Documents, the 2029 Notes
Indenture (and/or any other Indebtedness incurred pursuant to Section 8.03(t)) and the ETMC JV
Agreement (provided the terms of Section 8.16(b) are complied with), (4) any document or instrument governing Indebtedness incurred pursuant to Section 8.03(e), (u) and (v); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (5) any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted
Lien, (6) customary restrictions and conditions contained in any agreement relating to the sale of any
Property permitted under Section 8.05 pending the consummation of such sale, (7) Contractual
Obligations of any Person that becomes a Restricted Subsidiary after the Original Closing Date; provided that such Contractual Obligations existed at the time such Person becomes a Restricted Subsidiary and was not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary,
(8) with respect to any non-Wholly Owned Subsidiary, customary supermajority voting provisions and customary provisions with respect to the disposition or distribution of assets or property, in each case contained in Joint Venture Agreements, (9) any document or instrument governing Indebtedness permitted to be incurred pursuant to Section 8.03(r) or 8.03(j), so long as, for purposes of this clause (9), neither the Parent, the Borrower nor any other Loan Party has obligations in respect of such Indebtedness, or (10) pursuant to the Master Lease (and any guaranty thereof) and the Relative Rights Agreement. The foregoing shall not apply to customary restrictions and conditions contained in agreements relating to a
Securitization Transaction.
(b)Enter into, or permit to exist, any Contractual Obligation that prohibits or otherwise restricts the existence of any Lien upon any of its Property in favor of the Administrative Agent (for the benefit of the holders of the Obligations) for the purpose of securing the Obligations, whether now owned or hereafter acquired, or requiring the grant of any security for any obligation if such Property is given as security for the Obligations, except (i) any document or instrument governing Indebtedness incurred pursuant to Section 8.03(e); provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (ii) in connection with any Permitted Lien or any document or instrument governing any Permitted Lien; provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (iii) pursuant to customary restrictions and conditions contained in any agreement relating to the sale of any Property permitted under
Section 8.05, pending the consummation of such sale, (iv) Contractual Obligations of any Person that becomes a Restricted Subsidiary after the Original Closing Date; provided that such Contractual
Obligations existed at the time such Person becomes a Restricted Subsidiary and was not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary, (v) with respect to any non-Wholly Owned Subsidiary, customary supermajority voting provisions and customary provisions with respect to the pledge, disposition or distribution of assets or property, in each case contained in Joint
Venture Agreements, (vi) any document or instrument governing Indebtedness permitted to be incurred pursuant to Section 8.03(r) or 8.03(j), so long as, for purposes of this clause (vi), neither the Parent, the
Borrower nor any other Loan Party has obligations in respect of such Indebtedness and (vii) any agreement with LeaseCo, including the Relative Rights Agreement, or the Ventas Assignee. The
foregoing shall not apply to customary restrictions and conditions contained in agreements relating to a
Securitization Transaction.
8.10[Reserved]
8.11[Reserved]
8.12[Reserved]
8.13Prepayment of Subordinated Indebtedness, Etc.
(a)(i) Amend or modify any of the terms of any Subordinated Indebtedness in a manner materially adverse to the Lenders without the consent of the Administrative Agent, or (ii) amend or modify any terms of the ABL Facility, except in accordance with the terms of the Intercreditor Agreement or if the ABL Facility is refinanced with a cash flow revolver the Acceptable Intercreditor Agreement entered into in connection therewith.
(b)Make any payments with respect to any Subordinated Indebtedness other than (i)
regularly scheduled principal and interest payments and so long as no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower and its Restricted Subsidiaries may make additional payments (including prepayments) with respect to Subordinated Indebtedness in an amount not to exceed the Borrower’s Portion of Excess Cash Flow, calculated immediately prior to the making of such payment; provided that after giving pro forma effect thereto, the Fixed Charge Coverage
Ratio (calculated on a pro forma basis) is not less than 2.00:1.00, (ii) other payments with respect to
Subordinated Indebtedness in an aggregate amount, which, when taken together with all other payments of Subordinated Indebtedness pursuant to this Section 8.13(b)(ii), shall not to exceed the greater of (x)
$140,000,000 and (y) 30% of Consolidated EBITDA; provided that that no Default or Event of Default shall have occurred and be continuing at the time of any such payment or result therefrom and (iii)
additional payments with respect to Subordinated Indebtedness so long as immediately after giving effect to such Restricted Payments, (A) no Event of Default has occurred and is continuing and (B) the
Consolidated Net Leverage Ratio (calculated on a Pro Forma Basis) is not greater than 2.95:1.00.

(c)Notwithstanding the foregoing, neither the Borrower nor any of its Restricted
Subsidiaries shall make any payment (other than any payment-in-kind) in respect of any Subordinated
Indebtedness while any Event of Default has occurred and is continuing.
8.14Organization Documents; Fiscal Year; Amendments to Master Lease
(a)Amend, modify or change its Organization Documents in a manner materially adverse to the Lenders, without the prior written consent of the Administrative Agent.
(b)Change its fiscal year without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned).
(c)Amend, modify or change the Master Lease in a manner that would require consent of the
Administrative Agent pursuant to Section 3.1(b) of the Relative Rights Agreement without the prior written consent of the Administrative Agent or the Required Lenders.
8.15Limitations on Parent
Notwithstanding any other provisions of this Agreement or any other Loan Document to the contrary, Parent agrees not to engage in any material business activities other than (i) owning any Capital
Stock of (x) the Borrower and (y) its other Subsidiaries that are not Subsidiaries of the Borrower and, in each case, activities incidental or related thereto, (ii) granting Liens on all of the Capital Stock of the
Borrower owned by Parent to the Administrative Agent, for the benefit of the Lenders, pursuant to the
Collateral Documents and pursuant to the ABL Documents and secured Indebtedness permitted pursuant to Section 8.03(u) and (v), (iii) in connection with any public offering of its common stock or any other issuance of its Capital Stock not otherwise prohibited by this Article VIII, (iv) incurring liabilities under the Loan Documents, the ABL Documents, 2029 Notes Indenture, the Master Lease, Indebtedness
permitted under Section 8.03(t), (u) and (v), and the Subordinated Indebtedness Documents and
performing its obligations thereunder (including with respect to any indemnity obligations), (v) paying taxes in the ordinary course of business, (vi) paying corporate, administrative and operating expenses in the ordinary course of business, (vii) making Restricted Payments permitted hereunder, (viii) taking actions required by applicable law or otherwise necessary or advisable to maintain its corporate existence and perform its obligations under its Capital Stock and Organization Documents, (ix) owning any deposit accounts in connection with any of the foregoing, (x) any activities incidental to any of the foregoing, (xi)
guaranteeing the Indebtedness or obligations of its Subsidiaries pursuant to transactions otherwise permitted under this Agreement (other than with respect to Indebtedness for borrowed money); provided that the Parent shall use commercially reasonable efforts to have such guarantee provided by a Subsidiary in lieu of the Parent providing such guarantee, (xii) making an Equity Issuance and (xiii) the consummation of an initial Public Equity Offering. Notwithstanding the foregoing or anything the contrary set forth ~~in~~ in any Loan Document, in the event that the Borrower merges with and into the
Parent pursuant to the Permitted Merger, this Section 8.15 and any other similar provision in any Loan
Document that restricts the actions of the Parent solely with respect to it being a holding company shall automatically have no force and effect immediately after giving effect to such merger.
8.16Limitations on the ETMC JV
Notwithstanding any other provisions of this Agreement or any other Loan Document to the contrary, the Loan Parties agree:

(a)to cause the ETMC JV not to engage in any business activities (including, without limitation, having any operations, making Investments, incurring Indebtedness or Liens, entering into agreements, making Dispositions or making any Restricted Payments) other than (i) receiving cash distributions from its equity holders the proceeds of which (less amounts permitted to make payments pursuant to clauses (ii) and (iii) hereof) are promptly used to make distributions to its equity holders in accordance with this Section 8.16; (ii) paying taxes in the ordinary course of business and paying corporate, administrative and operating expenses in the ordinary course of business; (iii) taking actions required by applicable law or otherwise necessary or advisable to maintain its corporate existence and perform its obligations under the ETMC JV Agreement in respect of managing and governing the business of the ETMC Subsidiaries and the UT Tyler
Properties (and not for the avoidance of doubt, any of its own independent business or operations)
(including, without limitation, entering into and performing its obligations under each of (x) the contracts, documents, transactions and agreements expressly contemplated under the ETMC JV
Agreement as in effect on the Original Closing Date which are necessary for the ETMC JV to maintain its existence and to manage and govern the business of the ETMC Subsidiaries and UT
Tyler Properties, and (y) any other contracts, documents, transactions or agreements between or among the ETMC JV and (A) any Loan Party, Subsidiary and/or Affiliate thereof, (B) UT Tyler and/or any Affiliate thereof or (C) any Governmental Authority, in each case, which are necessary for the ETMC JV to maintain its existence and to manage and govern the business of the ETMC Subsidiaries and UT Tyler Properties); and (iv) owning any deposit accounts in connection with any of the foregoing;
(b)not to (i) amend, supplement or modify the ETMC JV Agreement in a manner that is materially adverse to the Lenders, or (ii) cause the Loan Parties and their Subsidiaries to consent to any action or otherwise cause or require the ETMC JV to take any action (or refrain from taking any action) that is materially adverse to the Lenders, in each case of clauses (i) and (ii), without the consent of the Required Lenders;
(c)to cause the ETMC JV (i) to distribute all cash and other property held by or owned by the
ETMC JV to its equity holders on a quarterly basis (other than cash or property to be used by the
ETMC JV for a purpose permitted by clause (ii) or (iii) of Section 8.16(a)), (ii) to distribute all cash or other property (other than cash or property to be used by the ETMC JV for a purpose permitted by clause (ii) or (iii) of Section 8.16(a)) received from the Borrower or any of its
Subsidiaries within 5 business days of the receipt of such cash to its equity holders, and (iii) to make the cash distributions required by clauses (i) and (ii) above in accordance with the terms of the ETMC JV Agreement;
(d)that the sole manager of the ETMC JV shall at all times be a Loan Party;
(e)to cause the ETMC JV to pay and discharge as the same shall become due and payable, all material Taxes imposed or levied upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the ETMC JV;
(f)to cause the ETMC JV to (i) preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 8.04 or 8.05; (ii) preserve, renew and maintain in full force and effect its good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by
Section 8.04 or 8.05; and (iii) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse
Effect; and
(g)to cause AHS East Texas and its successors and assigns (and/or any other Subsidiary (other than the ETMC JV) that directly owns any equity interests of or directly receives any distributions from the ETMC JV) to maintain a separate account which holds all cash or other property received from the ETMC JV (a “Pledged ETMC Distribution Account”) free of any Liens (other than Liens permitted by Section 8.01 (a), (c), (d), (e), (f), (m), (n), (s) and (bb));
(h)to prohibit (notwithstanding anything to the contrary set forth herein) each ETMC Subsidiary from making any Investment, Disposition, dividend or other distribution to the ETMC JV other than Investments, Dispositions, dividends or other distributions from the Adjusted Earnings for the Ardent Facilities; and
(i)except to the extent the failure to do so would not have or would not reasonably be expected to have a Material Adverse Effect, to (a) comply with all requirements of Law, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property; (b)
conform with and duly observe in all material respects all applicable laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business; (c) obtain and maintain all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently contemplated.
8.17Required Payment Intercompany Note
The Loan Parties further agree not to cancel, or forgive or reduce any required payment of interest or principal under, the Required Payment Intercompany Note or to otherwise amend, refinance or replace the Required Payment Intercompany Note in a manner materially adverse to the Lenders without the consent of the Required Lenders.
8.18HMO Entities
None of the Loan Parties, nor any of their respective Subsidiaries, shall at any time be an HMO
Entity.
ARTICLE IX
EVENTS OF DEFAULT AND REMEDIES
9.01Events of Default
Any of the following shall constitute an “Event of Default”:
(a)Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within three (3) Business
Days after the same becomes due, any interest on any Loan or fee due hereunder, or (iii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or
(b)Specific Covenants. (i) The Borrower fails to perform or observe any term, covenant or agreement contained in any of Sections 7.03(a), 7.05(a), 7.11, or Article VIII (or

Parent fails to perform or observe Section 8.15) or (ii) the Borrower fails to perform or observe any term, covenant or agreement contained in Section 7.01, 7.02(b), 7.02(c), 7.03(b), 7.03(c) or
7.10 and, in the case of this clause (ii), such default shall continue for five (5) or more Business
Days; or
(c)Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty days after the earlier of a
Responsible Officer of a Loan Party becoming aware of such default or notice thereof by the
Administrative Agent; or
(d)Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein or in any other Loan Document shall be incorrect or misleading in any material respect when made; or
(e)Cross-Default. (i) The Borrower or any Restricted Subsidiary (other than the
ETMC JV) (A) fails to make any payment when due (whether at scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee
(other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the
Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee (other than any Guarantee of the Master Lease, which shall be subject to clause (l) below) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed
(automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such
Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; provided that an event of default under the
ABL Credit Agreement (and after giving effect to the consummation of the Ventas Purchase
Option, this proviso shall only apply to the LHP/ETMC ABL Facility Silo) shall not constitute an
Event of Default unless and until earlier of (i) 45 days after such event of default (during which period the event of default is not waived or cured) and (ii) the date on which the lenders under the
ABL Credit Agreement have actually declared all such obligations under the ABL Credit
Agreement to be immediately due and payable in accordance with the terms of the ABL Credit
Agreement and such declaration has not been rescinded by the lenders under the ABL Credit
Agreement on or before such date); or (ii) there occurs under any Swap Contract an Early
Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Restricted Subsidiary (other than the
ETMC JV) is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination
Event (as so defined) under such Swap Contract as to which the Borrower or any Restricted
Subsidiary (other than the ETMC JV) is an Affected Party (as so defined) and, in either event, the
Swap Termination Value owed by the Borrower or such Restricted Subsidiary (other than the
ETMC JV) as a result thereof is greater than the Threshold Amount; or

(f)Insolvency Proceedings, Etc. Any Loan Party or any of its Restricted
Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief
Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60)
calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty calendar days, or an order for relief is entered in any such proceeding or a Loan Party takes any action indicating its consent to, approval of or acquiescence in any of the foregoing; or
(g)Inability to Pay Debts; Attachment. The Borrower or any Subsidiary (i) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or
(ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty days after its issue or levy; or
(h)Judgments. There is entered against the Borrower or any Subsidiary (i) one or more final judgments or orders for the payment of money in an aggregate amount exceeding the
Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material
Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of ten consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(i)ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or
Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in
an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA
Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a
Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of the Threshold Amount; or
(j)Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any Governmental Authority contests in any manner the validity or enforceability of any Loan
Document; or any Loan Party denies that it has any or further liability or obligation under any
Loan Document, or purports to revoke, terminate or rescind any Loan Document; or
(k)Change of Control. There occurs any Change of Control; or
(l)Master Lease. (i) There shall occur an “Event of Default” (or any comparable term) under, and as defined in the Master Lease the effect of which is to cause, or permit the parties thereto, to cause the Master Lease to be terminated and a party to the Master Lease has declared a termination of the Master Lease prior to its scheduled term or (ii) LeaseCo shall exercise its right to dispossess any Tenant Subsidiary from any portion of the Premises (as defined in the Master Lease as in effect on the Original Closing Date) pursuant to the Master
Lease and such dispossession is in respect of a Premises or a group of Premises that have (x)
assets that constitute 25% or more of all consolidated assets of the Borrower and its Restricted
Subsidiaries as of the last day of the most recently ended four fiscal quarters for which financial statements have been delivered to the Administrative Agent pursuant to Section 7.01(b), (y)
generate 25% or more of the Consolidated EBITDA of the Borrower and its Restricted
Subsidiaries for the most recently ended four fiscal quarters for which financial statements have been delivered to the Administrative Agent pursuant to Section 7.01(b) or (z) generate 25% or more of the gross revenue of the Borrower and its Restricted Subsidiaries for the most recently ended four fiscal quarters for which financial statements have been delivered to the
Administrative Agent pursuant to Section 7.01(b); or
(m)[Reserved]
(n)Exclusion Event. There shall occur an Exclusion Event that would result in a
Material Adverse Effect; or
(o)Collateral Documents. Any Collateral Document or financing statement after delivery thereof pursuant to Sections 5.01, 7.12, 7.14 or 7.17 of the Existing Credit Agreement or
Section 7.12, Section 7.14 or Section 7.17 shall for any reason (other than (x) pursuant to the terms thereof or (y) resulting from any action or inaction by the Administrative Agent within its control, including the failure to file Uniform Commercial Code continuation statements) cease to create a valid and perfected first priority lien on and security interest in, subject only to Permitted
Liens, any Collateral with a fair market value in excess of $20,000,000 or any such Loan Party shall so state in writing; or
(p)Licensure. Any Governmental Authority shall have revoked any license, permit, certificate or qualification that is necessary under applicable law for each Loan Party and its
Restricted Subsidiaries to own their respective properties and to conduct their respective business, regardless of whether such license, permit, certificate or qualification was held by or originally issued for the benefit of a Loan Party, a tenant or any other Person and such revocation has, or could reasonably be expected to have, a Material Adverse Effect; or
(q)Triggering Event. A Triggering Event shall have occurred; or
(r)Ventas Purchase Option Term Loans and Ventas Purchase Option ABL Loans.
Parent or any of its Subsidiaries (A) fails to make any payment when due (whether at scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of the Ventas
Purchase Option Term Loans or the Ventas Purchase Option ABL Loans, in each case, after the expiration of any applicable grace period, or (B) fails to observe or perform any other agreement or condition relating to the Ventas Purchase Option Term Loans or the Ventas Purchase Option
ABL Loans or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, in each case, after the expiration of any applicable grace period, the effect of which default or other event is to cause, or to permit the holder or holders of the Ventas
Purchase Option Term Loans or the Ventas Purchase Option ABL Loans to cause, with the giving of notice if required, the Ventas Purchase Option Term Loans or the Ventas Purchase Option
ABL Loans, as applicable, to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem the Ventas Purchase Option Term Loans or the Ventas Purchase Option ABL Loans, as
applicable, to be made, prior to its stated maturity.
9.02Remedies upon Event of Default
If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions and will provide written notice thereof to the Borrower:
(a)declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments shall be terminated;
(b)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan
Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and
(c)exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;
provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans shall automatically terminate, and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, without further act of the Administrative Agent or any Lender.
9.03Application of Funds
After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III)
payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney
Costs and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the other Loans and fees, premiums and scheduled periodic payments, and any interest accrued thereon, ratably among the Lenders in proportion to the respective amounts described in this clause Third held by them;
Fourth, to payment of that portion of the Obligations constituting unpaid principal of the
Loans and breakage, termination or other payment and any interest accrued thereon, ratably among the Lenders and Bank of America in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been paid in full, to the
Borrower or as otherwise required by Law.
ARTICLE X
ADMINISTRATIVE AGENT
10.01Appointment and Authorization of Administrative Agent
Each Lender hereby irrevocably appoints, designates and authorizes Bank of America to act as the Administrative Agent and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such actions and powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan
Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative
Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the
Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative
Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law.
Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The provisions of this Article X are solely for the benefit of the Administrative Agent and the Lenders and neither the Borrower nor any Loan
Party shall have rights as a third party beneficiary of any such provisions.
10.02Delegation of Duties
The Administrative Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or any other Loan Document by or through agents, sub-agents, employees or attorneys-in-fact, in each case appointed by the Administrative Agent and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The
Administrative Agent and any such agent, sub-agent, employee or attorney-in-fact may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons.
The exculpatory provisions of this Article X shall apply to any such agent, sub-agent, employee or attorney-in-fact and to the Agent-Related Persons of the Administrative Agent and any such agent, sub-
agent, employee or attorney-in-fact and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The
Administrative Agent shall not be responsible for the negligence or misconduct of any agent, sub-agent, employee or attorney-in-fact, except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such agent, sub-agent, employee or attorney-in-fact.
10.03Liability of Administrative Agent
No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this
Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related
Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.
10.04Reliance by Administrative Agent
The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or
Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative
Agent also shall be entitled to rely upon any statement made to it orally or by telephone and believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent, and shall not incur any liability for relying thereon. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan.
10.05Notice of Default
The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such
Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the
Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Article IX; provided, however, that unless and until the Administrative Agent has received any such direction, the
Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

10.06Credit Decision; Disclosure of Information by Administrative Agent
Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent or the Joint Book Runners hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related
Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent and the Joint Book
Runners that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties.
Except for notices, reports and other documents expressly required to be furnished to the Lenders by the
Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.
10.07Indemnification of Administrative Agent
Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any
Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person’s own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required
Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section.
Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the
Administrative Agent in connection with the preparation, execution, delivery, administration,

modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise)
of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan
Document, or any document contemplated by or referred to herein, to the extent that the Administrative
Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this
Section 10.07 shall survive termination of the Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.
10.08Administrative Agent in Its Individual Capacity
Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective
Affiliates as though Bank of America were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that neither the Administrative Agent nor Bank of America shall be under any obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, and the terms “Lender” and “Lenders” include Bank of America in its individual capacity.
10.09Successor Administrative Agent
The Administrative Agent may resign as Administrative Agent upon thirty days’ notice to the
Lenders and the Borrower. If the Administrative Agent resigns under this Agreement, the Required
Lenders shall appoint from among the Lenders a successor administrative agent for the Lenders, which successor administrative agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent from among the Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term “Administrative Agent” shall mean such successor administrative agent, and the retiring
Administrative Agent’s appointment, powers and duties as Administrative Agent shall be terminated without any other or further act or deed. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article X and Sections 11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this
Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date thirty days following a retiring Administrative Agent’s notice of resignation, the retiring
Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required
Lenders appoint a successor agent as provided for above.
10.10Administrative Agent May File Proofs of Claim; Credit Bidding
In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under
Sections 2.09 and 11.04) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative
Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the
Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the
Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy
Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the
United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the
Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Capital Stock or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative
Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the
Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Capital Stock thereof shall be governed, directly or indirectly, by the vote of the Required
Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (h) of Section 11.01 of this Agreement), and (iii) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire
Collateral for any reason (as a result of another bid being higher or better, because the amount of

Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the
Capital Stock and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any
Secured Party or any acquisition vehicle to take any further action.
10.11Collateral and Guaranty Matters
The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,
(a)to release or subordinate any Lien on any Collateral granted to or held by the
Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is transferred or to be transferred to a Person that is not a Loan Party as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, any Involuntary
Disposition or any sale, transfer or other disposition described in the definition of “Disposition”,
(iii) pursuant to the Intercreditor Agreement or the Relative Rights Agreement or (iv) as approved in accordance with Section 11.01;
(b)to subordinate any Lien on any Property granted to or held by the Administrative
Agent under any Loan Document to the holder of any Lien on such Property that is permitted by
Section 8.01;
(c)to release any Guarantor from its obligations under the Guaranty, as permitted hereunder or if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder;
(d)to assign the Liens on (i) the Capital Stock of the Tenant Subsidiaries and (ii) any
assets or property of the Tenant Subsidiaries under Loan Documents to the Ventas Assignee upon the consummation of the Ventas Purchase Option and the Ventas Purchase Option Assignment;
(e)to assign the guarantees provided by the Tenant Subsidiaries to the Ventas
Assignee upon consummation of the Ventas Purchase Option and the Ventas Purchase Option
Assignment; and
(f)to release the Liens on the assets and properties of the Tenant Subsidiaries subject to the Ventas Asset Purchase upon consummation of the Ventas Asset Purchase.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of Property, or to release any Guarantor from its obligations under the Guaranty pursuant to this
Section 10.11.
Notwithstanding anything to the contrary herein, each Lender acknowledges and agrees that upon the consummation of the Ventas Purchase Option and the Ventas Purchase Option Assignment, the Term
Loans held by such Lenders shall no longer receive the benefit of any guarantees or Collateral from the
Tenant Subsidiaries.

10.12Other Agents; Joint Book Runners and Managers
None of the Lenders or other Persons identified on the facing page or signature pages of this
Agreement as a “syndication agent,” “documentation agent,” “co-agent,” “co-manager,” “book manager,”
“lead manager,” “arranger,” “joint lead arranger,” “joint book runner,” or “co-arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the
Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.
10.13No Advisory or Fiduciary Responsibility
In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:
(i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Joint Book Runners are arm’s-length commercial transactions between the Borrower, each other
Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Joint
Book Runners, on the other hand, (B) the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the
Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A)
the Administrative Agent and each Joint Book Runner is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent nor any Joint Book Runner has any
obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan
Documents; and (iii) the Administrative Agent and the Joint Book Runners and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the
Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any Joint Book Runner has any obligation to disclose any of such interests to the Borrower, any other
Loan Party or any of their respective Affiliates. To the fullest extent permitted by applicable law, the
Borrower and the other Loan Parties hereby waives and releases any claims that it may have against the
Administrative Agent and the Joint Book Runners with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
10.14Exculpatory Provisions
The Administrative Agent or the Joint Book Runners, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents and their respective duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the
Administrative Agent or the Joint Book Runners, as applicable:
(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative
Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(c)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any
Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan
Document or any other agreement, instrument or document, or the creation, perfection or priority of any lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral or (vi) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified
Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or
Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified
Institution.
10.15Rights as Lender
The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the
Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
10.16Withholding Taxes
To the extent required by any applicable law (as determined in good faith by the Administrative
Agent), the Administrative Agent may deduct or withhold from any payment to any Lender under any
Loan Document an amount equivalent to any applicable withholding Tax. If the Internal Revenue
Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative
Agent did not properly withhold Tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify and hold harmless the
Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the
Borrower pursuant to Sections 3.01 and 3.04 and without limiting the obligation of the Borrower to do so)
fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant
Governmental Authority. A certificate as to the amount of such payment or liability delivered to any
Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such
Lender under this Agreement or any other Loan Document against any amount due the Administrative
Agent under this Section 10.16. The agreements in this Section 10.16 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Agreement and the repayment, satisfaction or discharge of all other obligations.
10.17Intercreditor Agreement; Relative Rights Agreement
(a)EACH LENDER AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE
AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT AND THE RELATIVE RIGHTS
AGREEMENT ON BEHALF OF SUCH LENDER, AND TO TAKE ALL ACTIONS (AND EXECUTE
ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH
THE TERMS OF THE INTERCREDITOR AGREEMENT AND THE RELATIVE RIGHTS
AGREEMENT.
(b)THE PROVISIONS OF THIS SECTION 10.17 ARE NOT INTENDED TO
SUMMARIZE ALL RELEVANT PROVISIONS OF THE INTERCREDITOR AGREEMENT AND
THE RELATIVE RIGHTS AGREEMENT, THE FORM OF EACH OF WHICH IS ATTACHED AS AN
EXHIBIT TO THIS AGREEMENT. REFERENCE MUST BE MADE TO THE INTERCREDITOR
AGREEMENT AND THE RELATIVE RIGHTS AGREEMENT ITSELF TO UNDERSTAND ALL
TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS
OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENT AND THE RELATIVE
RIGHTS AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE
ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION
TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS
CONTAINED IN THE INTERCREDITOR AGREEMENT AND THE RELATIVE RIGHTS
AGREEMENT.

(c)EACH LENDER ACKNOWLEDGES THAT IT WILL BE AUTOMATICALLY
BOUND BY THE TERMS AND CONDITIONS OF THE RELATIVE RIGHTS AGREEMENT AS A
CONDITION OF BECOMING A HOLDER OF CERTAIN OBLIGATIONS THEREUNDER AND
ACKNOWLEDGES AND AGREES THAT THE RIGHTS AND REMEDIES OF THE
ADMINISTRATIVE AGENT AND LENDERS (AS DESCRIBED IN THE RELATIVE RIGHTS
AGREEMENT) ARE SUBJECT TO THE RELATIVE RIGHTS AGREEMENT AND, WITHOUT
LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO AND CONSENTS TO THE
PURCHASE RIGHT SET FORTH IN SECTION 2.6 THEREOF AND AGREES TO EXECUTE ANY
DOCUMENTS DEEMED APPROPRIATE BY THE ADMINISTRATIVE AGENT IN CONNECTION
THEREWITH.
(d)NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS
AND SECURITY INTERESTS GRANTED TO BANK OF AMERICA, AS ADMINISTRATIVE
AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY
BY THE ADMINISTRATIVE AGENT HEREUNDER, ARE SUBJECT TO THE PROVISIONS OF
THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE
TERMS OF THE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT,
THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.
10.18Certain ERISA Matters
(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Joint
Book Runners and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of
ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this
Agreement,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional
Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional
Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this
Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and
(D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-

14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x)
represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this
Agreement, any Loan Document or any documents related hereto or thereto).
10.19Recovery of Erroneous Payments
Without limitation of any other provision in this Agreement, if at any time the Administrative
Agent makes a payment hereunder in error to any Lender (the “Credit Party”), whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable
Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit
Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the
Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit
Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The
Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.
ARTICLE XI
MISCELLANEOUS
11.01Amendments, Etc.
Subject to the terms of the Intercreditor Agreement and Section 2.14,2.16, 2.17 and 2.18, no
amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a)extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02) without the written consent of such Lender (it being understood and agreed that a waiver of any Default or Event of Default or a mandatory reduction in Commitments or mandatory prepayments of Term Loans (other than a mandatory prepayment required by Section 2.05(b)(iv)) is not considered an extension or increase in Commitments of any Lender);
(b)postpone any date fixed by this Agreement or any other Loan Document for any payment of principal (excluding mandatory prepayments), interest, fees, premiums or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby;
(c)reduce the principal of, or the rate of interest specified herein on, any Loan or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default
Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;
(d)change Section 2.13 or Section 9.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby;
(e)change any provision of this Section 11.01 or the definition of “Required
Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender directly and adversely affected thereby;
(f)except in connection with a Disposition permitted under Section 8.05 or as required by the Intercreditor Agreement or the Relative Rights Agreement, release or subordinate all or substantially all of the Collateral without the written consent of each Lender;
(g)release the Borrower or, except in connection with a merger or consolidation permitted under Section 8.04 or a Disposition permitted under Section 8.05, all or substantially all of the Guarantors, from its or their obligations under the Loan Documents without the written consent of each Lender; or
(h)change Section 11.07 in any manner that would impose any additional restriction on the ability of the Lenders to assign their respective rights and obligations without the written consent of each Lender directly affected thereby.
provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the
Administrative Agent in addition to the Lenders required above, affect the rights or duties of the
Administrative Agent under this Agreement or any other Loan Document; (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and
(iii) no amendment, waiver or consent shall without the consent of the Lenders holding more than 50% of the outstanding Term Loans, extend the time for, or reduce the amount, or otherwise alter the manner of application of proceeds in respect of the Term Loans on account of the mandatory prepayment provisions of clauses (ii), (iii) and (iv), inclusive, of Section 2.05(b) or the application provisions of Section
2.05(b)(vii).
Notwithstanding anything to the contrary herein, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the
Commitment of any Defaulting Lender may not be increased or extended without the consent of such
Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected
Lenders shall require the consent of such Defaulting Lender and (ii) this Agreement and the other Loan
Documents may be amended to give effect to any Incremental Term Loans without the consent of the
Lenders to the extent set forth in Section 2.14.
For the avoidance of doubt, each Non-Debt Fund Affiliate shall be entitled to approve or disapprove any amendment, waiver or consent described in the first proviso to this Section 11.01 that directly affects such Non-Debt Fund Affiliate or requires the approval of all Lenders.
Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans; provided, however that each Non-Debt Fund Affiliate agrees that it shall not exercise its voting rights during any bankruptcy or insolvency proceeding except to the extent necessary to protect its rights from becoming disproportionately disadvantaged during the course of such bankruptcy or insolvency proceeding, as determined in the reasonable discretion of the applicable
Non-Debt Fund Affiliate, and each Lender acknowledges that the provisions of Section 1126(c) of the
Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required
Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.
Notwithstanding the foregoing, this Agreement and any other Loan Document may be amended solely with the consent of the Administrative Agent and the Borrower without the need to obtain the consent of any other Lender if such amendment is delivered in order to correct or cure (x) ambiguities, errors, omissions, defects, (y) to effect administrative changes of a technical or immaterial nature or (z)
incorrect cross references or similar inaccuracies in this Agreement or the applicable Loan Document.
The Collateral Documents and related documents executed in connection with this Agreement and the other Loan Documents may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause such Security Agreement or other document to be consistent with this Agreement and the other Loan Documents.
Notwithstanding anything to the contrary in this Section 11.01, the Relative Rights Agreement may be amended in the manner set forth therein.
Notwithstanding anything to the contrary in this Section 11.01, this Agreement and the other
Loan Documents may be amended on the date the Ventas Purchase Option Assignment is consummated to affect the amendments contemplated by Section 2.18 with the consent of the Borrower, the

Administrative Agent and the Ventas Assignee; provided that no such amendments may directly affect the
Term Loan Lenders holding Non-Ventas Purchase Option Term Loans.
11.02Notices and Other Communications; Facsimile Copies
(a)General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications shall be made to the applicable address, facsimile number or electronic mail address set forth for the applicable party on Schedule 11.02 or to such other address, facsimile number or electronic mail address as shall be designated by such party in a notice to the other parties.
All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered; provided, however, that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.
(b)Electronic Execution of Assignments and Certain Other Documents. The words “execute,”
“execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation
Assignment and Assumptions, amendments or other Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act,
the New York State Electronic Signatures and Records Act, or any other similar state laws based on the
Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
(c)Reliance by Administrative Agent and Lenders. The Administrative Agent and the
Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the
Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each
Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the
Administrative Agent, and each of the parties hereto hereby consents to such recording.

11.13No Waiver; Cumulative Remedies
No failure by any Lender or the Administrative Agent to exercise, and no delay by any such
Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof;
nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
11.04Attorney Costs, Expenses and Taxes
The Borrower agrees to pay or reimburse (a) the Administrative Agent and the Joint Book
Runners for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan
Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all
Attorney Costs and reasonable and documented out-of-pocket costs and expenses in connection with the use of IntraLinks, Inc. or other similar information transmission systems in connection with this
Agreement and (b) the Administrative Agent, the Joint Book Runners and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan
Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor
Relief Law), including all Attorney Costs. The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes (other than income or franchise taxes) related thereto, and other reasonable and out-of-pocket expenses incurred by the Administrative
Agent and the cost of independent public accountants and other outside experts retained by the
Administrative Agent or any Lender. All amounts due under this Section 11.04 shall be payable within thirty days after written demand therefor with reasonably detailed supporting backup documentation. The agreements in this Section 11.04 shall survive the termination of the Commitments and repayment of all other Obligations.
11.05Indemnification by the Borrower
Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, partners, officers, employees, counsel, agents and attorneys-in-fact (collectively the
“Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such
Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or the use or proposed use of the proceeds therefrom, (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries, or any
Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any
Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not any such claim, litigation, investigation or proceeding is brought by the Borrower, its equity holders, its Affiliates, its creditors or any other Person; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements (a) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (i) the gross negligence, bad faith or willful misconduct of such Indemnitee or (ii) such Indemnitee’s material breach of its obligations under any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or thereby or (b) arises from any disputes solely among Indemnitees (other than any claims against an Agent-Related Person in its capacity as the
Administrative Agent or arranger or in a similar role under the Term Loans) not involving any act or omission of any Loan Party. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any indirect, special, punitive or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Effective Date); provided that the foregoing shall not in any way limit the Borrower’s indemnification obligations pursuant to the immediately preceding sentence. All amounts due under this
Section 11.05 shall be payable within thirty days after written demand therefor with reasonably detailed supporting backup documentation; provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification or contribution rights with respect to such payment pursuant to the express terms of this Section 11.05. The agreements in this Section 11.05 shall survive the resignation of the
Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.
11.06Payments Set Aside
To the extent that any payment by or on behalf of any Loan Party is made to the Administrative
Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the
Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds
Rate from time to time in effect.
11.07Successors and Assigns
(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the
Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible
Assignee in accordance with the provisions of subsection (b) of this Section 11.07, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 11.07 or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section 11.07
(and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 11.07 and, to the extent expressly contemplated hereby, the Indemnitees)
any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the
Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in subsection (g) of this Section 11.07) with respect to a Lender, the aggregate amount of the Commitment
(which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the
Trade Date, shall not be less than $1,000,000 unless each of the Administrative Agent and, so long as no
Event of Default pursuant to Sections 9.01(a) and (f) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed and no such consent being required in the case of an assignment to a Lender, an Affiliate of the Lender or an Approved Fund);
(ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning
Lender’s rights and obligations under this Agreement with respect to the Term Loans by such assigning
Lender; (iii) [reserved]; and (iv) the parties to each assignment shall execute and deliver to the
Administrative Agent an Assignment and Assumption, together with (except in the case of an assignment to an Affiliate or an Approved Fund) a processing and recordation fee of $3,500, which fee may be waived by the Administrative Agent in its sole discretion; provided that notwithstanding the foregoing, no
Assignment and Assumption shall be required in connection with the Ventas Purchase Option
Assignment pursuant to Section 2.18 (provided that the assigning Lenders shall have been deemed to have made all of the representations and warranties required to be made by an assigning Lender pursuant to an Assignment and Assumption to the Ventas Assignees in connection with and simultaneously with such Ventas Purchase Option Assignment pursuant to Section 2.18) and the Ventas Purchase Option
Term Loans shall have been deemed to have been automatically assigned from Term Loan Lenders on a pro rata basis to the Ventas Assignee; provided further that payment of such processing and recordation fee shall not be the obligation of the Borrower or any Loan Party. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 11.07, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption
(and subject to clause (j) below), have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and
Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and
Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such
Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01,
3.04, 3.05, 11.04 and 11.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Term Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this
Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 11.07.

(c)The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the
Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s
Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amount) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the
“Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the
Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The
Register shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice.
(d)Any Lender may at any time, without the consent of, or notice to, the Borrower, or the
Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries or a Disqualified Institution to the extent the Borrower has made the list of Disqualified Institutions available to the Lenders on the Platform or another similar electronic system) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it);
provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such
Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such
Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that directly affects such Participant. Each
Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the
Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and related interest amounts) of each participant’s interest in the Loans and/or
Commitment held by it (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Loan, Commitment, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Loan, Commitment, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Loan, Commitment, or other obligation is in registered form under Section 5f.103-1(c) of the U.S. Treasury Regulations. The entries in the Participant
Register shall be conclusive, absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such Loan or other obligation hereunder as the owner of such Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement notwithstanding any notice to the contrary. Subject to subsection (e) of this Section 11.07, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations of such Section and Section 11.16, and it being understood that the documentation required under Section 3.01(e) shall be delivered solely to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b)
of this Section 11.07. To the extent permitted by applicable law, each Participant also shall be entitled to the benefits of Section 11.09 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.11 as though it were a Lender.

(e)A Participant shall not be entitled to receive any greater payment under Section 3.01 or
3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (not to be unreasonably withheld or delayed).
(f)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Term Note, if any) to secure obligations of such
Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(g)As used herein, the following terms have the following meanings:
“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved
Fund; and (d) any other Person (other than a natural person or a Disqualified Institution to the extent the Borrower has made (or has caused to be made) the list of Disqualified Institutions available to the Lenders on the Platform or another similar electronic system) approved by the
Administrative Agent and so long as no Event of Default pursuant to Sections 9.01(a) and (f) has occurred and is continuing, the Borrower.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b)
an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a
Lender.
Notwithstanding anything to the contrary contained herein, with respect to the
Borrower’s consent that is required in connection with this Section 11.07, the Borrower shall be deemed to have consented to any assignment of Term Loans pursuant to this Section 11.07 unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after the Borrower has received notice thereof.
(h)[Reserved].
(i)(A) Notwithstanding anything else to the contrary contained in this Agreement, any
Lender may assign all or a portion of its Term Loans to any Non-Debt Fund Affiliate or Purchasing
Borrower Party in accordance with Section 11.07(b); provided that:
(i)no Default or Event of Default has occurred or is continuing or would result therefrom;
(ii)the assigning Lender and Non-Debt Fund Affiliate or Purchasing Borrower Party
purchasing such Lender’s Term Loans, as applicable, shall execute and deliver to the
Administrative Agent an assignment agreement substantially in the form of Exhibit N (a “Lender
Assignment and Assumption”) in lieu of an Assignment and Assumption;
(iii)[reserved];

(iv)any Term Loans assigned to any Purchasing Borrower Party shall be automatically and permanently cancelled upon the effectiveness of such assignment and will thereafter no longer be outstanding for any purpose hereunder;
(v)no Purchasing Borrower Party may use the proceeds from the ABL Facility to purchase any Term Loans; and
(vi)no Term Loan may be assigned to a Non-Debt Fund Affiliates pursuant to this
Section 11.07(i), if after giving effect to such assignment, Non-Debt Fund Affiliates in the aggregate would own in excess of 20% of all Term Loans then outstanding.
(B)Notwithstanding anything to the contrary in this Agreement, no Non-Debt Fund Affiliate shall have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof)
among the Administrative Agent or any Lender to which representatives of the Loan Parties are not invited, and (ii) receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to any Loan Party or its representatives
(and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders), or (iii) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a
Lender, against the Administrative Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of the Administrative Agent or any other such Lender under the Loan
Documents.
For the avoidance of doubt, the provisions of this Section 11.07(i) shall not apply to (i) any assignment of the Ventas Purchase Option Term Loans to the Ventas Assignee pursuant to the terms of
Section 2.18 or (ii) any Ventas Assignee in respect of the Ventas Assignee in respect of the Ventas
Purchase Option Term Loans.
(j)Notwithstanding anything in Section 11.01 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the “Required Lenders” have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document:
(i)all Term Loans held by any Non-Debt Fund Affiliate shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders have taken any actions;
and
(ii)all Term Loans held by Debt Fund Affiliates may not account for more than 50%
of the Term Loans of consenting Lenders included in determining whether the “Required
Lenders” have consented to any action pursuant to Section 11.01.
Additionally, the Loan Parties and each Non-Debt Fund Affiliate hereby agree that if a case under Title
11 of the United States Code is commenced against any Loan Party, such Loan Party shall seek (and each
Non-Debt Fund Affiliate shall consent) to provide that the vote of any Non-Debt Fund Affiliate (in its capacity as a Lender) with respect to any plan of reorganization of such Loan Party shall not be counted except that such Non-Debt Fund Affiliate’s vote (in its capacity as a Lender) may be counted to the extent any such plan of reorganization proposes to treat the Obligations held by such Non-Debt Fund Affiliate in a manner that is less favorable in any material respect to such Non-Debt Fund Affiliate than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of the Borrower. Each Non-Debt
Fund Affiliate hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Non-Debt Fund Affiliate’s attorney-in-fact, with full authority in the place and stead of such Non-Debt Fund Affiliate and in the name of such Non-Debt Fund Affiliate, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the
Administrative Agent may deem reasonably necessary to carry out the provisions of this paragraph.
For the avoidance of doubt, the provisions of this Section 11.07(j) shall not apply to (i) any assignment of the Ventas Purchase Option Term Loans to the Ventas Assignee pursuant to the terms of
Section 2.18 or (ii) any Ventas Assignee in respect of the Ventas Assignee in respect of the Ventas
Purchase Option Term Loans.
11.08Confidentiality
Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the
Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’
directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory or self-regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (in which case, except in the case of routine regulatory examinations or audits, the Administrative Agent and the Lenders agree to inform the Borrower promptly thereof prior to such disclosure to the extent practicable and not prohibited by law or regulation); (d) to any other party to this Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section 11.08, to (i) any
Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, or their respective officers, employees, managers advisors (financial and legal) and investors, any of its rights or obligations under this Agreement, (ii) any pledgee referred to in Section 11.07(f) or (iii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of the Loan Parties; (g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 11.08 or (ii) becomes available to the
Administrative Agent or any Lender on a nonconfidential basis from a source other than the Loan Parties;
or (i) to the NAIC or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender’s or its Affiliates’ investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. In addition, the Administrative Agent and the
Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the
Administrative Agent and the Lenders in connection with the administration, management and assignment of this Agreement, the other Loan Documents, the Commitments, and the Borrowings. For the purposes of this Section 11.08, “Information” means all information received from any Loan Party relating to any
Loan Party or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party. Any Person required to maintain the confidentiality of Information as provided in this Section 11.08 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Notwithstanding the foregoing, nothing in this Section 11.08 shall prohibit the Administrative Agent from posting the list of Disqualified Institutions on a SyndTrak, IntraLinks or similar site to which the Lenders have been granted access.
11.09Setoff
In addition to any rights and remedies of the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, each Lender and any Affiliate of any Lender is authorized at any time and from time to time, without prior notice to the Borrower or any other Loan
Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan
Party) to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the respective Loan Parties against any and all
Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Agreement or any other Loan Document, irrespective of whether the Loan Parties are otherwise fully secured and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such
Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application.
11.10Interest Rate Limitation
Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
11.11Counterparts
This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, any
Loan Document and each Communication, including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures
(as defined below). Each of the Loan Parties and each of the Secured Parties agrees that any Electronic
Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic
Signature will constitute the legal, valid and binding obligation of such Person enforceable against such
Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed

Communication converted into another format, for transmission, delivery and/or retention. The
Administrative Agent and each of the Secured Parties may, at its option, create one or more copies of any
Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All
Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing,
(i) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the
Administrative Agent and each of the Secured Parties shall be entitled to rely on any such Electronic
Signature purportedly given by or on behalf of any Loan Party and/or any Secured Party without further verification and (ii) upon the request of the Administrative Agent or any Secured Party, any Electronic
Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof,
“Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
11.12Integration
This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this
Agreement and those of any other Loan Document, the provisions of this Agreement shall control;
provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the
Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan
Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.
11.13Survival of Representations and Warranties
All representations and warranties made hereunder and in any other Loan Document shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the
Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.
11.14Severability
If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.15[Reserved]
11.16Replacement of Lenders
Under any circumstances set forth in the second paragraph of this Section 11.16 or elsewhere in this Agreement providing that the Borrower shall have the right to replace a Lender as a party to this
Agreement, the Borrower may, upon notice to such Lender and the Administrative Agent, replace such
Lender by causing such Lender to assign its Commitment and outstanding Loans (with the assignment fee to be paid by the Borrower in such instance) pursuant to Section 11.07(b) to one or more other Lenders or
Eligible Assignees procured by the Borrower (each such Lender or Eligible Assignee, a “Replacement
Lender”). The Borrower shall (x) pay in full all principal, interest, fees, premiums and other amounts owing to such Lender through the date of replacement (including any amounts payable pursuant to
Section 3.05), and (y) release such Lender from its obligations under the Loan Documents. Any Lender being replaced shall execute and deliver an Assignment and Assumption with respect to such Lender’s
Commitment and outstanding Loans; provided that the failure by such replaced Lender to execute and deliver an Assignment and Assumption shall not impair the validity of the removal of such replaced
Lender and the mandatory assignment of a replaced Lender’s Commitments and outstanding Loans pursuant to this Section 11.16 shall nevertheless be effective without the execution by such replaced
Lender of an Assignment and Assumption.
If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (b) through (g), inclusive, of the first proviso in
Section 11.01, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right to replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to this
Section 11.16 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination.
11.17Governing Law
(a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO
AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE;
PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL
RIGHTS ARISING UNDER FEDERAL LAW.
(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT
OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF
NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE
SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS
AGREEMENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER
CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE
JURISDICTION OF THOSE COURTS. THE BORROWER, THE ADMINISTRATIVE AGENT AND
EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO
THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS,
WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR
PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER
DOCUMENT RELATED THERETO. THE BORROWER, THE ADMINISTRATIVE AGENT AND
EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER

PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF
SUCH STATE.
11.18Waiver of Right to Trial by Jury
EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO
TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING
UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR
INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH
RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN
EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER
FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES
AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION
SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS
AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH
ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO
THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
11.19[Reserved]
11.20Publicity
The Borrower will not and will not permit its Affiliates to, in the future, issue any press release or other public disclosure using the name of the Administrative Agent, any Lender or any of their respective
Affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business
Days prior written notice to the Administrative Agent and each affected Lender and without the prior written consent of the Administrative Agent and each affected Lender unless (and only to the extent that)
the Borrower or such Affiliate of the Borrower is required to so disclose under law and then, in any event, the Borrower or such Affiliate will consult with the Administrative Agent and each affected Lender before issuing such press release or other public disclosure. The Borrower consents to the publication by the Administrative Agent and each Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. The Borrower may disclose to third parties that the Borrower has a borrowing relationship with the Administrative Agent and the Lenders. Nothing contained in this Agreement is intended to permit or authorize the Borrower to make any contract on behalf of the Administrative Agent or any Lender.
11.21USA PATRIOT Act Notice
Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act. The
Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

11.22Acknowledgement and Consent to Bail-In of Affected Financial Institutions.
Solely to the extent any Lender that is an Affected Financial Institution is a party to this
Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution
Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an
Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this
Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the
Write-Down and Conversion Powers of the applicable Resolution Authority.
11.23Acknowledgement Regarding Any Supported QFCs.
To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any
Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit
Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit
Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such
Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the
Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of
New York and/or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”)
becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported
QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such
Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit
Support (and any such interest, obligation and rights in property) were governed by the laws of the United
States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered
Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the
Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such

Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and
the Loan Documents were governed by the laws of the United States or a state of the United States.
Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)As used in this Section 11.23, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered
FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
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